                                 Sentinel Funds
                                  Annual Report
                                November 30, 2001

                                    [PHOTO]

 ................................................................................

[GRAPHIC]

Sentinel Group Funds, Inc. (SGF)

Sentinel Pennsylvania
Tax-Free Trust (PA)

National Life Drive,
Montpelier, Vermont 05604

(800) 282-FUND (3863)


--------------------------------------------------------------------------------
Table of Contents
  2 Message to Shareholders
  5 Understanding your Sentinel Funds Financial Statements
  6 Fund Performance
  7 Sentinel Investment Team
  8 Sentinel Flex Cap Opportunity Fund
 15 Sentinel Small Company Fund
 21 Sentinel Mid Cap Growth Fund
 27 Sentinel World Fund
 33 Sentinel Growth Index Fund
 39 Sentinel Common Stock Fund
 46 Sentinel Balanced Fund
 54 Sentinel High Yield Bond Fund
 61 Sentinel Bond Fund
 66 Sentinel Tax-Free Income Fund
 71 Sentinel New York Tax-Free Income Fund
 76 Sentinel Government Securities Fund
 81 Sentinel Short Maturity Government Fund
 86 Sentinel U.S. Treasury Money Market Fund
 90 Notes to Financial Statements (SGF)
 97 Report of Independent Accountants (SGF)
 98 Sentinel Pennsylvania Tax-Free Trust
103 Notes to Financial Statements (PA)
105 Report of Independent Accountants (PA)
106 Federal Tax Status of Dividends and Distributions
107 Services for Shareholders
110 Directors/Trustees and Officers
112 A Brief History

On the cover:
Twilight Time

Original oil by Douglas Fryer

 ................................................................................

                            Message to Shareholders


[PHOTO]                         [PHOTO]

Patrick E. Welch                Joseph M. Rob
Chairman                        Director and President

Dear Shareholder:

We are pleased to submit our annual report for the twelve months ended November 30, 2001. The past year posed extraordinary challenges for investors. The economy slid into recession after a record ten years of growth. The unprecedented and horrifying terrorist incidents on September 11th added further uncertainty to a rapidly changing economic environment. Amidst this turbulence, our family of funds continued to perform well within their investment objectives.

The Economy

All economic phenomena exhibit cyclical behavior over time. Periods of growth give way to periods of regression. The latest cycle in domestic economic growth began in 1991 and gained vigor throughout the decade. Real economic growth averaged more than 4% between 1996 and 1999, and the unemployment rate fell to 3.9% by October 2000 - the lowest level in over thirty years. The benefits of sustained growth touched all parts of the U.S. population. Wealth creation, via increasing equity and real estate prices, magnified its impact. After ten years of economic strength, the assumption was widespread that the economy was vibrant enough to withstand the pressure of increasing interest rates and continue growing. However, at the beginning of this fiscal year, we began to see signs of a normal cyclical slowdown in business and consumer demand.

     The economy weakened further in the first quarter of 2001. With the benefit of hindsight, the official date of the beginning of the recession was marked as March 2001, although the signs were evident well before then. In 2000, we were already witnessing a significant slowdown in business investment. The prior frenzied spending on technology and telecommunications equipment had begun to wither. Many businesses began the process of retrenching in late 2000 and have continued to do so throughout 2001. One hallmark of this downturn will be the business-led nature of the decline in activity. Normally, recessions occur when consumers of goods begin to reduce their expenditures. The novelty in this downturn is the fact that corporate America is leading the austerity campaign; to date, the consumer sector of the economy has continued to exhibit positive, albeit decreasing, growth in expenditures.

     The culprits in inducing recession are debatable, but center around a few important excesses that built up in the economy during the strong growth years of the late '90s. Foremost may be the capital expenditure surge - predominantly centered on technology, but affecting many areas of corporate spending. With increasing profits and in the quest to enhance productivity and future earnings growth, corporations poured tremendous resources into new capital equipment. In aggregate, capital spending began to exceed the cash flow generated by domestic businesses. The result was an increase in corporate indebtedness. With slowing growth, companies are decreasing expenditures, cutting jobs and discretionary costs and making the repayment of debt a high priority in order to increase financial flexibility.

     Another factor that has hindered economic growth, and may linger for some time, is the high level of indebtedness within the consumer sector. The strong job market of the '90s, coupled with above average wealth creation in the stock and real estate markets, emboldened consumers to increase debt levels to historic highs. While the economy was robust and jobs were abundant, this strategy was not harmful. In an environment where unemployment is escalating and growth is tepid, debt becomes a more formidable obstacle. We have seen consumer bankruptcies increase and consumer spending trends moderate in response. Looking ahead, we expect consumers to exhibit more moderate expenditure growth as they repair extended balance sheets.

     While the current economic backdrop seems rather difficult, it is important to realize that a number of stimulative economic measures have been introduced. The Federal Reserve quickly reversed its tight interest rate policy in January 2001 by embarking on an historic series of interest rate cuts.

 ................................................................................

The short term Fed funds rate has been decreased from 6.5% to 2.0% in ten steps during the year, materially reducing short term borrowing costs. In addition, money supply growth increased to the highest rates in years, providing abundant liquidity to fuel the economy. Federal government tax cuts have put more dollars into the private sector. The era of shrinking government is in the process of reversing with the resumption in the growth of federal spending programs. While a portion of the new spending is allocated to security and defense due to the terrorist attacks and the resultant war on terrorism, additional outlays are specifically designed to stimulate economic activity and bolster private sector confidence.

     There is no doubt the economy is currently in the throes of a cyclical downturn, but there are signs that economic activity may be troughing. It is vital to appreciate that stimulative measures have already been introduced which will cushion the downside and ultimately provide the fuel for a recovery in prospects. We have every confidence in the natural vibrancy of the U.S. economy and in the entrepreneurial ability of our people to re-ignite economic growth in the year ahead.

The Financial Markets

Equity Markets

The story of the equity markets foreshadows the performance of the economy. After years of exceptional returns in stock prices during the 1990s, 2001 brought a second consecutive year of losses. For the fiscal year ending November 30, the return of the Standard & Poor's 500 was -12.21%, for the Dow Jones Industrial Average -3.70% and for the NASDAQ -25.50%. While the losses were exacerbated by the September terrorist attacks, the profit picture for many corporations deteriorated throughout the year in lockstep with the unfolding recession. The difficult performance of the equity markets was a consequence of both poor short-term business fundamentals and the tempering of inflated expectations for equities reflected in above-average stock market valuations. Recently the downturn in business trends seems to be moderating - providing some evidence that a rebound next year is likely. The valuation underpinnings have improved in many sectors of the stock market, but are not "cheap" by most historical measures of equity valuation. The catalyst for a resumption in positive, sustained equity returns would be meaningful signs of fundamental progress in earnings growth trends. By fiscal year end, the stock market was rallying off the depressed levels reached post-September 11th, perhaps anticipating a more positive equity environment looking ahead.

     The stock market in 2001 was marked by tremendous volatility as investor sentiment swung widely regarding the future direction of corporate prospects. The year began in dramatic fashion with an unexpected, sharp 0.5% interest rate cut by the Federal Reserve in January. The cut signaled a change toward an easier interest rate policy by the Fed. Equity investors took this as a sign that worst was over in the equity market and bid prices higher in anticipation of a resumption in growth. Unfortunately, weakening business fundamentals and corporate earnings and the developing recession still lay ahead and hopes of a short-lived business downturn were dashed. The stock market rallies in January and April/May were followed by subsequent sell-offs as signs of recovery proved elusive. The terrorist events of September 11th added an unprecedented twist to the investment landscape. Equity markets were closed for four days while Wall Street repaired the damage inflicted to the New York stock exchange, and then opened to dramatic equity liquidation. Investors who were overwhelmed by emotional concerns sold at what proved to be depressed prices. The subsequent stock market rally to fiscal year end reversed the losses of September, but left stocks in negative territory for the year.

     Looking at the stock market in more detail, investors rotated emphasis among stock market sectors at a rapid pace in an attempt to be well positioned in industries deemed beneficiaries of an economic recovery. The strongest performers in the market were cyclical sectors such as consumer discretionary, basic materials and transportation issues - all areas leveraged to an economic rebound. Notable underperformers included utilities, technology and capital goods issues. The historic capital spending boom/bust in technology that has impacted markets in recent years showed few signs of reversing. During the year, every market sector experienced sharp rallies and difficult setbacks - a sign of investor uncertainty and emotionalism. In sum, the stock market trend was to the downside with pronounced volatility in investor expectations and sector performance. While the past year has proved difficult for equity investors, the ingredients are in place for more favorable investment returns as business fundamentals improve in the year ahead.

 ................................................................................

Fixed Income Markets

The year in fixed income markets was decidedly more favorable during 2001. Returns were positive for all categories of fixed income investments. Interest rates fell sharply, particularly for short and intermediate term bonds, precipitated by ten Federal Reserve interest rate cuts. In an effort to revitalize a stagnant U.S. economy, the Fed has been aggressive in reducing short term borrowing costs - and in the process, many types of bonds have benefited. Investment grade bonds posted the highest returns as interest rates spreads versus benchmark U.S. Treasuries, the next best performing bond category, narrowed during the year. Mortgage-backed securities also appreciated in price as lower yields positively influenced returns. The high yield market lagged noticeably as investors avoided lower quality credits due to rising defaults and widespread weakness in business fundamentals.

     The fixed income arena provided a number of newsworthy developments this year. Foremost was the decision by the U. S. Treasury on October 31 to discontinue the issuance of long-term government bonds with a maturity of thirty years, and to retire outstanding issues via bond buybacks. The move was widely perceived as an attempt to help reduce long-term interest rates and as an additional stimulative economic growth measure. While long-term rates decreased sharply initially, they have since moved higher, negating the expected benefit. Another hallmark during the year was the persistent steepening in the yield curve. Steepening is achieved as short term interest rates progressively drop below longer term rates, and is a sign of stimulative economic policy. Normally, better future economic growth is presaged by such an interest rate configuration. We are hopeful that this will be the case this time as well. Finally, the past year was punctuated by high volatility in the direction of interest rates.

     The same type of psychological factors that hurt equity markets spilled over into fixed income markets, although with more favorable outcomes. With interest rates at forty year lows, and following two consecutive years of strong fixed income performance, we would expect the bond market to provide more modest returns in the year ahead.

Summary

The past year was one of the most challenging for capital markets in recent memory. While the onset of economic recession unleashed a new set of uncertainties, our country also had to deal with the previously unthinkable - a terrorist domestic attack. It is heartening that policymakers have taken decisive action on both the military and economic fronts to help remedy the challenges facing the nation.

     In our investment process, we continue to execute with the same consistency and discipline that has served us well over time. Our goal is to own the securities of companies with attractive competitive positions and exceptional business execution strategies. We focus on generating long-term investment returns for shareholders while effectively controlling risk within portfolios. As always, we recommend that investors hold a diversified portfolio of funds suited to meeting their individual investment goals. The importance of diversification and risk control was made evident in the past year, but remains essential over all investment horizons.

     We thank you for your continued support and look forward to effectively meeting your investment needs in the years ahead.

Sincerely,

/s/ Patrick Welch                      /s/ Joseph M. Rob

Patrick Welch                          Joseph M. Rob
Chairman                               Director & President

December 15, 2001

 ................................................................................

            Understanding your Sentinel Funds Financial Statements

(1) Schedule of Investment in Securities

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

     . a list of each investment
     . the number of shares/par amount of each stock, bond or short-term note . the market value of each investment
     . the percentage of investments in each industry
     . the percent and dollar breakdown of each category

(2) Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

     Net Assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

(3) Statement of Operations

This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund OPERATIONS include:

     . income earned from investments
     . management fees and other expenses
     . gains or losses from selling investments (known as realized gains or losses)
     . gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

(4) Statement of Changes in Net Assets

These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

     . operations - a summary of the Statement of Operations for the most recent period
     . distributions - income and gains distributed to shareholders
     . capital share transactions - shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

(5) Financial Highlights

These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

     . share price at the beginning of the period
     . investment income and capital gains or losses
     . income and capital gains distributions paid to shareholders . share price at the end of the period

It also includes some key statistics for the period:

     . total return - the overall percentage return of the fund, assuming reinvestment of all distributions
     . expense ratio - operating expenses as a percentage of average net assets . net income ratio - net investment income as a percentage of average net assets
     . portfolio turnover - the percentage of the portfolio that was replaced during the period.

 ................................................................................

                               Fund Performance

Performance data for each Sentinel Fund is provided in this table. Financial data is contained in the following pages.

                                                                                  For the period from
                                                                               12/01/00 through 11/30/01
                                                                  -------------------------------------------------
                                                                  11/30/01
                                                                  Net Asset                Capital
Sentinel                                  Fund          Nasdaq    Value Per   Income         Gain           Total
Fund                                      Class         Symbol      Share    Dividends    Distributions     Return*
-------------------------------------------------------------------------------------------------------------------
Flex Cap Opportunity                   "A" Shares       SCOAX      $ 4.93     $  --         $  --           -18.91%
                                      -----------------------------------------------------------------------------
                                       "B" Shares       SFCBX        4.85        --            --           -19.57
                                      -----------------------------------------------------------------------------
                                       "C" Shares       SFOCX        4.85        --            --           -19.70
-------------------------------------------------------------------------------------------------------------------
Small Company                          "A" Shares       SAGWX        5.61        --          1.74             6.85
                                      -----------------------------------------------------------------------------
                                       "B" Shares       SESBX        5.15        --          1.74             5.77
                                      -----------------------------------------------------------------------------
                                       "C" Shares **    SSCOX        5.58        --            --             2.76
-------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                         "A" Shares       SNTNX       12.63        --          2.14           -24.45
                                      -----------------------------------------------------------------------------
                                       "B" Shares       SMGBX       12.07        --          2.14           -25.20
                                      -----------------------------------------------------------------------------
                                       "C" Shares       SMGCX       12.40        --          2.14           -25.33
-------------------------------------------------------------------------------------------------------------------
World                                  "A" Shares       SWRLX       13.21      0.18          3.21           -13.51
                                      -----------------------------------------------------------------------------
                                       "B" Shares       SEWBX       12.94        --          3.21           -14.36
                                      -----------------------------------------------------------------------------
                                       "C" Shares       SWFCX       13.05        --          3.21           -14.59
-------------------------------------------------------------------------------------------------------------------
Growth Index                           "A" Shares       SIDAX       15.30        --            --           -17.43
                                      -----------------------------------------------------------------------------
                                       "B" Shares       SBGRX       15.06        --            --           -18.06
                                      -----------------------------------------------------------------------------
                                       "C" Shares       SGICX       14.78        --            --           -19.50
-------------------------------------------------------------------------------------------------------------------
Common Stock                           "A" Shares       SENCX       33.18      0.27          5.51            -6.43
                                      -----------------------------------------------------------------------------
                                       "B" Shares       SNCBX       33.04      0.00 ***      5.51            -7.20
                                      -----------------------------------------------------------------------------
                                       "C" Shares       SCSCX       33.08      0.00 ***      5.51            -7.30
-------------------------------------------------------------------------------------------------------------------
Balanced                               "A" Shares       SEBLX       16.57      0.50          1.59            -0.14
                                      -----------------------------------------------------------------------------
                                       "B" Shares       SEBBX       16.61      0.36          1.59            -0.86
                                      -----------------------------------------------------------------------------
                                       "C" Shares       SBACX       16.58      0.34          1.59            -1.06
                                      -----------------------------------------------------------------------------
                                       "D" Shares       SBLDX       16.51      0.28          1.59            -1.52
-------------------------------------------------------------------------------------------------------------------
High Yield                             "A" Shares       SEHYX        7.66      0.72            --             8.34
                                      -----------------------------------------------------------------------------
                                       "B" Shares       SYLBX        7.66      0.69            --             8.06
                                      -----------------------------------------------------------------------------
                                       "C" Shares       SHBCX        7.70      0.62            --             7.22
-------------------------------------------------------------------------------------------------------------------
Bond                                   "A" Shares       SNBDX        6.17      0.37            --            13.01
                                      -----------------------------------------------------------------------------
                                       "B" Shares       SEDBX        6.19      0.32            --            12.14
-------------------------------------------------------------------------------------------------------------------
Tax-Free Income                        "A" Shares       SETIX       13.32      0.62            --             8.15
-------------------------------------------------------------------------------------------------------------------
New York Tax-Free Income               "A" Shares       SYIAX       12.04      0.57            --             8.90
-------------------------------------------------------------------------------------------------------------------
Government Securities                  "A" Shares       SEGSX       10.19      0.57            --             9.96
-------------------------------------------------------------------------------------------------------------------
Short Maturity Government              "A" Shares       SSIGX        9.71      0.57            --             7.74
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market             "A" Shares       SNTXX        1.00      0.04            --             3.64
                                      -----------------------------------------------------------------------------
                                       "B" Shares       SUBXX        1.00      0.03            --             3.43
-------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free Trust            "A" Shares       SPATX       12.87      0.54            --             7.68
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 +                                                --        --            --           -12.21
-------------------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index ++                                         --        --            --            11.16
-------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index +++                                        --        --            --             8.75

  * Total return is computed assuming the reinvestment of dividends and capital gain distributions using net asset values without regard to sales charges. Past performance is no guarantee of future results.
 **  Commenced operations July 9, 2001.
***  Represents less than $.005 of average daily shares outstanding.
  + An unmanaged index of stocks reflecting average prices in the stock market. ++ An unmanaged index of bonds reflecting average prices in the bond market.
+++ An unmanaged index of bonds reflecting average prices in the municipal bond market.

 ................................................................................

                          The Sentinel Investment Team

                                    [PHOTO]

"The Sentinel Investment Team is highly experienced, averaging more than 17 years of investment experience apiece. Our investment approach is a disciplined one focusing on in-depth research and skilled portfolio management. Teamwork and utilization of the best technology play a key role in Sentinel's investment management. But the most important factor is our commitment to the ongoing hard work that seeks to produce consistent long-term growth of capital for shareholders in up markets, and stubbornly strives to preserve shareholder gains in times of turmoil. It is an approach which has withstood the test of time."

                                                                  Rodney A. Buck

Standing, left to right: Daniel J. Manion, CFA, Vice President & Co-Manager - Sentinel Common Stock Fund; Thomas H. Brownell, CFA, Vice President & Director, Bond Research; Carole M. Hersam, CFA, Equity Analyst; Hilary T. Roper,
CFA, Assistant Vice President & Equity Analyst; Scott T. Brayman, CFA, Vice President & Manager - Sentinel Small Company Fund; David M. Brownlee, CFA, Senior Vice President & Manager - Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund; Co-Manager - Sentinel Bond Fund, Sentinel Balanced Fund; Charles C. Schwartz, CFA, Assistant Vice President, Equity Analyst and Co-Manager - Sentinel Growth Index Fund; Bruce R. Bottamini, CFA, Vice President - Fixed Income Research; Kenneth J. Hart, Vice President and Manager - Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Pennsylvania Tax-Free Trust; Co-Manager - Sentinel Bond Fund; William
C. Kane, CFA, Vice President - Fixed Income Research; Daniel E. Gass, CFA, Vice President- Fixed Income Research.

Seated, left to right: Betsy G. Pecor, Equity Analyst; Van Harissis, CFA, Senior Vice President & Lead Manager - Sentinel Common Stock Fund; Co-Manager - Sentinel Balanced Fund; Rodney A. Buck, CFA, Chief Executive Officer -Sentinel Advisors Company; Robert L. Lee, CFA, Senior Vice President & Manager - Sentinel Mid Cap Growth Fund; Lead Manager - Sentinel Growth Index Fund; Karissa A. Melberg, CFA, Fixed Income Analyst.

Not pictured: Erik B. Granade, CFA, Manager - Sentinel World Fund; Prescott B. Crocker, CFA, Manager - Sentinel High Yield Bond Fund; David Hyun, CFA, Manager
- Sentinel Flex Cap Opportunity Fund; Darlene A. Coppola, Money Market Trader & Manager - Sentinel U.S. Treasury Money Market Fund.

 ................................................................................

   Sentinel Flex Cap Opportunity Fund seeks long-term capital appreciation by investing primarily in "growth" stocks of companies of all sizes listed on U.S. exchanges or the over-the-counter market.

                       Sentinel Flex Cap Opportunity Fund

The recent bullishness of the stock market reflects a sense that growth will shortly resume.

The fiscal year ended November 30th, 2001 was an extraordinarily difficult period for equity markets. At the start of the period, the economy had already slowed dramatically and technology stocks were in a freefall. Predictably, the market further responded poorly to the remarkable November 7th election and its undetermined outcome. Most market indices continued to drop steadily throughout November and December of 2000, with growth stocks taking a severe beating.

     On January 3rd, the Fed slashed interest rates by 50 basis points in an unprecedented emergency move aimed at stimulating the rapidly slowing economy. Shortly thereafter, President Bush's new administration immediately began to press for a significant tax cut, also aimed at the slowing economy. The Fed then proceeded to cut interest rates by an additional 50 basis points on January 31st. Most stocks acted positively to these events and moved upwards during January.

     Unfortunately, February and March proved to be a disaster for equity markets. An ongoing series of earnings disappointments and weak economic reports created renewed pessimism amongst investors, causing share prices to collapse to new lows. When the Fed cut interest rates by another 50 basis points after its March 20th meeting, the market failed to respond in a positive fashion. On April 4th, the NASDAQ bottomed at 1,620, and then proceeded to bounce strongly off this low over the following two weeks. On April 18th, the Fed surprised investors yet again with another intra-meeting 50 basis point rate hike. The move proved to be a strong stimulus for the already recovering market, which finished April strongly.

     The market failed to maintain its positive direction during May and June despite a 50 basis point Fed rate cut on May 15th and a 25 basis point cut on June 27th. Losses accelerated during July, August and the first part of September, with value stocks holding up better than growth stocks. On August 21st, the Fed cut interest rates by another 25 basis points. The move, already widely anticipated by investors, did little to stop the bleeding.

     On Tuesday, September the 11th, the horrific terrorist attacks in New York, Washington D.C. and Pennsylvania shook the world, as well as global markets. When markets re-opened on September 17th a widespread sell-off took place, as evidenced by the Dow's loss of almost 700 points. This was despite an emergency 50 basis point rate cut by the Fed and other measures aimed at adding liquidity to the system. The NASDAQ bottomed on Friday, September 21st at 1,387, as compared to the high of 5,133 set just 18 months earlier.

    However, the market succeeded in rallying by fiscal year-end, as initial panic selling wore off and investors scooped up bargains. The October 2nd Fed meeting produced another 50 basis point rate cut, which brought the Fed Funds rate to 2.5%, its lowest level since 1962. By the end of October, despite the ongoing Anthrax scare, the NASDAQ had already rallied 21.9% off its September 21st low. The market continued its recovery during November, fueled in part by another 50 basis point rate cut on November 6th. The NASDAQ closed the fiscal year 39.2% above its September 21st low, and equity markets headed towards the holiday season with strong momentum.

     For the twelve months ended November 30th, 2001, the Portfolio underperformed the S&P 500 Index. However, the Portfolio outperformed both the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Fund Index. An overweighting in weak technology stocks early in the period negatively impacted the Portfolio's returns, while an inherent growth bias negatively impacted the Portfolio throughout. As of November 30th, 2001, the Portfolio held 65 stocks and had a cash position of 13.2%. Health


Sentinel Flex Cap Opportunity Fund Performance
Class A Shares, February 25, 2000 inception through November 30, 2001

                                    [CHART]

                             [PLOT POINTS TO COME]

* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Indices and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

+ An unmanaged index of stocks reflecting average prices in the stock market.

-------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/01
                     w/sales      w/o sales
Period               charge+         charge

1 Year               -22.97%        -18.91%
-------------------------------------------
Since
Inception*           -34.96%        -33.04%
-------------------------------------------
+ Sales charge applicable to year of
  initial investment.

* 2/25/00

 ................................................................................

Care, Consumer Discretionary and Information Technology represented the top three sectors. The Portfolio is well diversified, as evidenced by top holdings Citigroup Inc., eBay Inc., Wal-Mart Stores Inc., Microsoft Corp. and Tyco International Ltd.

     There are signs that the economy is neither so deep in recession nor so far from recovery. October and early November witnessed record car sales that were fueled by zero-interest financing. The Federal Reserve has continued its policy of interest rate cuts. Mortgage rates are at historic lows, and millions have refinanced their homes at rates under 7%, which will result in $50 billion more in the pockets of consumers in the last quarter of 2001 alone. After a brief period of concern that the U.S. might be facing an energy crisis, gas and oil prices have dropped to two-year lows. The decrease in travel and tourism that led airlines to pare down the number of flights eased demand for jet fuel, which indirectly lowers the price of heating oil. The result will be lower heating costs for the winter.

     The signs are ambiguous, but the market, in its messy wisdom, clearly believes that however empty it is, at the very least it isn't getting any emptier. The recent bullishness of the stock market reflects a sense that growth will shortly resume. Reading the tea leaves of economic data, we believe, as we have been saying for the past months, that things are shaping up quite nicely for the future.


/s/ David Hyun

David Hyun, CFA

Fred Alger Management Company

 ................................................................................

                      Sentinel Flex Cap Opportunity Fund

  Investment in Securities
  at November 30, 2001
                                              Shares           Value
                                                             (Note 1)
  -------------------------------------------------------------------
  Common Stocks 86.8%
  Aerospace 0.8%
  General Dynamics Corp.                       4,350      $   361,702
                                                          -----------
  Banks 0.5%
  Commerce Bancorp                             2,900          216,775
                                                          -----------
  Biotechnology 7.0%
  Amgen, Inc.                                  9,300          617,799
* Biogen, Inc.                                 7,400          435,934
* Cephalon, Inc.                               3,900          283,686
* Genentech, Inc.                             11,700          672,165
* Genzyme Corporation                         14,500          791,990
* Icos Corporation                             4,600          278,300
                                                          -----------
                                                            3,079,874
                                                          -----------

  Commercial Services & Supplies 8.4%
* Bisys Group, Inc                             4,650          273,606
* Career Education Corp.                       6,600          206,382
* Concord EFS, Inc.                           15,900          476,682
* E-Bay, Inc.                                 24,600        1,674,522
  First Data Corporation                      14,450        1,058,318
                                                          -----------
                                                            3,689,510
                                                          -----------

  Communication Equipment 4.3%
* Brocade Communication                       13,400          439,520
  Nokia Corporation (ADR)                     52,400        1,205,724
* Qualcomm, Inc.                               4,600          270,112
                                                          -----------
                                                            1,915,356
                                                          -----------

  Computer Software 8.0%
* Intuit, Inc.                                26,100        1,145,790
* Microsoft Corporation                       22,000        1,412,620
* NVIDIA Corporation                           5,600          305,984
* THQ, Inc.                                   11,300          647,377
                                                          -----------
                                                            3,511,771
                                                          -----------

  Diversified Financials 10.6%
  Capital One Finance Corp.                    7,400          370,222
  Citigroup, Inc.                             40,733        1,951,111
  Merrill Lynch & Co., Inc.                   23,800        1,192,142
  Morgan Stanley Dean
   Witter & Company                           20,700        1,148,850
                                                          -----------
                                                            4,662,325
                                                          -----------

  Drug Delivery 0.5%
  Moodys Corporation                           5,900          204,553
                                                          -----------
  Health Care Products, Facilities
   and Services 10.0%
  Amerisource Health Corp. -
   Class A                                    18,300        1,088,667
* Anthem, Inc.                                 2,600          132,210
  Baxter International, Inc.                  11,100          577,200
* Boston Scientific                            9,500          252,700
  Cardinal Health, Inc.                        4,900          334,768
* Guidant Corporation                         13,200          644,292
* Laboratory Corporation                       2,550          196,095
  McKesson Corporation                         8,400          313,068
* St. Jude Medical, Inc.                       3,700          275,650
* Tenet Healthcare                            10,000          600,000
                                                          -----------
                                                            4,414,650
                                                          -----------

  Hotels, Restaurant & Leisure 1.9%
* Brinker International                       21,400          599,200
* Viacom Inc. - Class B                        5,100          222,615
                                                          -----------
                                                              821,815
                                                          -----------

  Industrial Conglomerates 3.9%
  General Electric Company                    10,100          388,850
  Tyco International Ltd.                     22,650        1,331,820
                                                          -----------
                                                            1,720,670
                                                          -----------

  Industrial Equipment 0.3%
* Waters Corporation                           3,350          122,443
                                                          -----------
  Information Technology Consulting
   & Services 0.8%
* Affiliated Computer
   Services                                    3,900          364,182
                                                          -----------
  Insurance 2.8%
  American International
   Group                                      15,225        1,254,540
                                                          -----------
  Media 2.1%
* AOL Time Warner                             16,950          591,555
* Comcast Corporation -
   Class A                                     8,500          323,000
                                                          -----------
                                                              914,555
                                                          -----------

  Pharmaceuticals 8.7%
  American Home Products
  Corporation                                 12,800          769,280
* IDEC Pharmaceuticals Corp.                   7,550          530,765
* Immunex Corporation                         32,100          866,700
  Johnson & Johnson                            7,500          436,875
* King Pharmaceuticals, Inc                   19,266          767,558
  Pfizer, Inc.                                10,200          441,762
                                                          -----------
                                                            3,812,940
                                                          -----------

  Publishing 1.2%
* Barnes & Noble                              16,500          509,850
                                                          -----------
  Retailing 13.0%
* Abercrombie & Fitch Co.                     18,700          448,800
* Bed Bath & Beyond                            8,400          272,748
* Best Buys, Inc.                             11,150          795,998
  Family Dollar Stores                         7,000          208,600
  Home Depot, Inc.                            17,350          809,551
  Lowes Companies                              8,000          362,480
  Mattel, Inc.                                17,400          320,334
* Michael's Stores, Inc.                      16,100          483,805
* Office Depot                                14,000          226,100
* Toys R Us. Inc.                             11,600          249,516
  Wal-Mart Stores, Inc.                       27,850        1,535,927
                                                          -----------
                                                            5,713,859
                                                          -----------

  Semiconductors & Equipment 2.0%
* Intersil Holding Corporation                 8,900          297,349
* Marvell Technology
   Group LTD                                   6,700          211,318
* Micron Technology, Inc.                     13,200          358,512
                                                          -----------
                                                              867,179
                                                          -----------

  Total Common Stocks
   (Cost $36,700,173)                                      38,158,549
                                                          -----------

                                              Principal Amount Value
                                                 (M=$1,000)  (Note 1)
---------------------------------------------------------------------
U.S. Government Agency
  Obligations 13.0%

Federal Agricultural Mortgage
  Discount Note
  1.95%, 12/21/01                             2,000M      $ 1,997,833
Federal Farm Credit
  Discount Note
  3.36%, 12/05/01                                30M           29,989
Federal Farm Credit
  Discount Note
  2.00%, 12/20/01                               400M          399,578
Federal Home Loan Bank
  Discount Note
  2.38%, 12/06/01                               200M          199,943
Federal Home Loan Bank
  Discount Note
  1.89%, 12/12/01                               560M          559,676
Federal Home Loan Bank
  Discount Note
  1.90%. 12/12/01                               400M          399,768
Federal Home Loan Bank
  Discount Note
  1.95%, 12/14/01                               200M          199,859
Federal Home Loan Bank
  Discount Note
  2.28%, 12/14/01                               200M          199,835
Federal Home Loan Bank
  Discount Note
  2.95%, 12/17/01                               150M          149,803
Federal Home Loan Bank
  Discount Note
  1.95%, 12/18/01                               400M          399,632
Federal Home Loan Bank
  Discount Note
  1.95%, 12/18/01                               300M          299,724
Federal Home Loan Bank
  Discount Note
  2.00%, 12/27/01                               200M          199,711
Federal Home Loan Bank
  Discount Note
  1.93%, 02/07/02                               580M          577,886
Federal National Mortgage
  Assoc. Discount Note
  1.98%, 12/27/01                               100M           99,857
                                                          -----------
Total U.S. Government
Agency Obligations
  (Cost $5,713,094)                                         5,713,094
                                                          -----------
Total Investments
  (Cost $42,413,267)**                                     43,871,643
Excess of Other Assets
  Over Liabilities 0.2%                                        69,862
                                                          -----------
Net Assets                                                $43,941,505
                                                          ===========


*    Non-income producing.
** Cost for federal income tax purposes is substantially similar. At November 30, 2001 net unrealized appreciation for federal income tax purposes aggregated $1,458,376 of which $3,506,398 related to appreciated securities and $2,048,022 related to depreciated securities. (ADR) - American Depository Receipt

                                              See Notes to Financial Statements.

 ................................................................................

                      Sentinel Flex Cap Opportunity Fund

Statement of Assets and Liabilities
at November 30, 2001

---------------------------------------------------------------------
Assets
Investments at value (Cost $42,413,267)                  $ 43,871,643
Cash and cash equivalents                                      28,790
Receivable for securities sold                              1,188,000
Receivable for fund shares sold                                40,237
Receivable for dividends and interest                          10,711
                                                         ------------
  Total Assets                                             45,139,381
                                                         ------------

---------------------------------------------------------------------
Liabilities
Payable for securities purchased                            1,098,670
Payable for fund shares repurchased                             5,472
Accrued expenses                                               24,015
Management fee payable                                         31,288
Distribution fee payable (Class A Shares)                       5,855
Distribution fee payable (Class B Shares)                      16,993
Distribution fee payable (Class C Shares)                       3,085
Fund service fee payable                                       12,498
                                                         ------------
  Total Liabilities                                         1,197,876
                                                         ------------
Net Assets Applicable to Outstanding shares              $ 43,941,505
                                                         ============
Net Asset Value and Offering Price per Share
  Class A Shares
$27,213,147 / 5,518,364 shares outstanding               $       4.93
Sales Charge -- 5.00% of offering price                          0.26
                                                         ------------
Maximum Offering Price                                   $       5.19
                                                         ============
  Class B Shares
$12,840,879 / 2,649,218 shares outstanding               $       4.85
                                                         ============
  Class C Shares
$ 3,887,479 / 800,778 shares outstanding                 $       4.85
                                                         ============

---------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                               $     89,684
Paid-in capital                                            80,557,078
Accumulated net realized loss
  on investments                                          (38,163,633)
Unrealized appreciation of investments                      1,458,376
                                                         ------------
Net Assets                                               $ 43,941,505
                                                         ============


Statement of Operations
For the Year Ended November 30, 2001

---------------------------------------------------------------------
Investment Income
Income:
Dividends                                                $    258,295
Interest                                                      183,496
                                                         ------------
 Total Income                                                 441,791
                                                         ------------
Expenses:
Management advisory fee                                       417,312
Transfer agent fees                                           194,505
Custodian fees                                                 16,046
Distribution expense (Class A Shares)                          76,666
Distribution expense (Class B Shares)                         137,105
Distribution expense (Class C Shares)                          44,607
Accounting services                                            15,025
Auditing fees                                                   5,200
Legal fees                                                      1,000
Reports and notices to shareholders                            15,750
Registration and filing fees                                   31,068
Directors' fees and expenses                                    5,514
Other                                                          27,505
                                                         ------------
 Total Expenses                                               987,303
 Expense Offset                                                (2,496)
                                                         ------------
 Net Expenses                                                 984,807
                                                         ------------
Net Investment Loss                                          (543,016)
                                                         ------------

---------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
 on Investments
Net realized loss on sales of investments                 (20,083,864)
Net change in unrealized appreciation                      10,263,073
                                                         ------------
Net Realized and Unrealized Loss
 on Investments                                            (9,820,791)
                                                         ------------
Net Decrease in Net Assets from Operations               $(10,363,807)
                                                         ============


See Notes to Financial Statements.

 ................................................................................

                         Sentinel Flex Cap Opportunity Fund

Statement of Changes on Net Assets

                                                                    Year Ended
                                                        Year      02/25/00 (A)
                                                       Ended           through
                                                    11/30/01          11/30/00
------------------------------------------------------------------------------
Decrease in Net Assets from Operations
Net investment loss                             $   (543,016)     $   (284,297)
Net realized loss on sales of investments        (20,083,864)      (18,079,769)
Net change in unrealized
  appreciation (depreciation)                     10,263,073        (8,804,697)
                                                ------------      ------------
Net decrease in net assets from operations       (10,363,807)      (27,168,763)
                                                ------------      ------------

------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
  Class A Shares                                          --                --
  Class B Shares                                          --                --
  Class C Shares                                          --                --
From net realized gain on investments
  Class A Shares                                          --                --
  Class B Shares                                          --                --
  Class C Shares                                          --                --
                                                ------------      ------------
Total distributions to shareholders                       --                --
                                                ------------      ------------

------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                   8,370,751        52,129,343
  Class B Shares                                   2,955,651        24,506,413
  Class C Shares                                   1,204,752         7,785,267
Net asset value of shares in reinvestment
  of dividends and distributions
  Class A Shares                                          --                --
  Class B Shares                                          --                --
  Class C Shares                                          --                --
                                                ------------      ------------
                                                  12,531,154        84,421,023
Less: Payments for shares reacquired
  Class A Shares                                  (6,368,684)       (3,856,692)
  Class B Shares                                  (2,546,494)       (1,219,296)
  Class C Shares                                  (1,155,300)         (331,636)
                                                ------------      ------------
Increase in net assets from capital
  share transactions                               2,460,676        79,013,399
                                                ------------      ------------
Total Increase (Decrease) in
  Net Assets for period                           (7,903,131)       51,844,636
Net Assets: Beginning of period                   51,844,636                --
                                                ------------      ------------
Net Assets: End of period                       $ 43,941,505      $ 51,844,636
                                                ============      ============
Undistributed Net Investment Income
  at End of Period                              $         --      $         --
                                                ============      ============


(A) Commencement of operations.

See Notes to Financial Statements.

 ................................................................................

                         Sentinel Flex Cap Opportunity Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                        Period from
                                                  Year Ended        2/25/00 through
                                                 11/30/01 (B)        11/30/00 (A)(B)
------------------------------------------------------------------------------------
Class A Shares

Net asset value at beginning of period               $  6.08                $ 10.00
                                                 -----------            -----------

Loss from Investment Operations
Net investment loss                                    (0.04)                 (0.02)
Net realized and unrealized loss on investments        (1.11)                 (3.90)
                                                 -----------            -----------
Total from investment operations                       (1.15)                 (3.92)
                                                 -----------            -----------

Less Distributions
Dividends from net investment income                      --                     --
Distributions from realized gains on investments          --                     --
                                                 -----------            -----------
Total Distributions                                       --                     --
                                                 -----------            -----------
Net asset value at end of period                     $  4.93                $  6.08
                                                 ===========            ===========
Total Return (%) *                                    (18.91)                (39.20)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)         1.75                   1.55+
Ratio of net investment income (loss)
   to average net assets (%)                           (0.80)                 (0.37)+
Portfolio turnover rate (%)                              109                    122 ++
Net assets at end of period (000 omitted)            $27,213                $31,303

                                                                        Period from
                                                  Year Ended        2/25/00 through
                                                 11/30/01 (B)        11/30/00 (A)(B)
------------------------------------------------------------------------------------
Class B Shares

Net asset value at beginning of period               $  6.03                $ 10.00
                                                 -----------            -----------

Loss from Investment Operations
Net investment loss                                    (0.09)                 (0.08)
Net realized and unrealized loss on investments        (1.09)                 (3.89)
                                                 -----------            -----------
Total from investment operations                       (1.18)                 (3.97)
                                                 -----------            -----------

Less Distributions
Dividends from net investment income                      --                     --
Distributions from realized gains on investments          --                     --
                                                 -----------            -----------
Total Distributions                                       --                     --
                                                 -----------            -----------
Net asset value at end of period                     $  4.85                $  6.03
                                                 ===========            ===========
Total Return (%) *                                    (19.57)                (39.70)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)         2.71                   2.42 +
Ratio of net investment income (loss)
   to average net assets (%)                           (1.75)                 (1.28)+
Portfolio turnover rate (%)                              109                    122 ++
Net assets at end of period (000 omitted)            $12,841                $15,602

(A) Commenced operations February 25, 2000.
(B) Per share data calculated utilizing average daily shares outstanding.
 +  Annualized
++  Not annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

 ................................................................................

                         Sentinel Flex Cap Opportunity Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                      Period from
                                                   Year Ended     2/25/00 through
                                                  11/30/01 (B)     11/30/00 (A)(B)
----------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period               $    6.04           $   10.00
                                                  ------------        ------------
Loss from Investment Operations
Net investment loss                                      (0.09)              (0.08)
Net realized and unrealized loss on investments          (1.10)              (3.88)
                                                  ------------        ------------
Total from investment operations                         (1.19)              (3.96)
                                                  ------------        ------------
Less Distributions
Dividends from net investment income                        --                  --
Distributions from realized gains on investments            --                  --
                                                  ------------        ------------
Total Distributions                                         --                  --
                                                  ------------        ------------
Net asset value at end of period                     $    4.85           $    6.04
                                                  ============        ============
Total Return (%) *                                      (19.70)             (39.60)++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)           2.66                2.28 +
Ratio of net investment income (loss)
   to average net assets (%)                             (1.70)              (1.15)+
Portfolio turnover rate (%)                                109                 122 ++
Net assets at end of period (000 omitted)            $   3,887           $   4,940


(A) Commenced operations February 25, 2000.
(B) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

 ................................................................................

    Sentinel Small Company Fund seeks maximum long-term growth of capital through primary investments in a diversified portfolio of common stocks issued by small and medium-sized companies.

                           Sentinel Small Company Fund

The "blend" or "core" approach we use allows us to exploit the best opportunities in growth and value that are consistent with our discipline.

The past several years have certainly validated the important role discipline, prudence, diversification and valuation have in our investment process - seeking superior companies at a reasonable price. They have also confirmed the importance of being patient and using a long-term investment horizon. Keeping focused on those companies with business models that have a high probability for long-term success has been one of two key factors in our long-term results. Each year Forbes magazine publishes a list of the 400 richest Americans, and it has been helpful to observe, over the years, which types of businesses or investment strategies result in rags to riches to rags and which allow fortunes to persist if not grow steadily over time.

     While we like to buy good companies, we want to do so only at a discount to their intrinsic value. We also like to sell when they become overvalued. We think this sensitivity to valuation has been the other key to our long-term results. However, it is important to understand that to discriminate with regard to both quality and valuation can, at times, make it difficult to stay fully invested. This is especially true for a fully diversified fund like the Sentinel Small Company Fund that avoids large sector bets and imprudently large position concentrations. Our cash position is always driven by our approach to stock selection and a disciplined portfolio management process, not by any sort of market timing activity. During periods when there are fewer opportunities to invest in a manner that is consistent with our discipline, we'll tend to be patient. To paraphrase a wise investor who is regularly at or near the top of the Forbes 400 list, money to burn often finds a match.

     We are pleased with the 3 and 5-year results for this Fund. However, we failed to distinguish the Fund against its small cap benchmarks and peer group of small cap "blend" or "core" funds over the past year, and ended up near the middle of the pack. We lagged badly in the first half of the year due to a combination of not owning a lot of deep value and micro-cap stocks, and some poor stock selection. For example, electronics-related companies APW and CTS hurt performance, as the economic downturn negatively affected contract manufacturers and component suppliers much more dramatically than we anticipated. There also may have been some regression to the mean forces at work given last year's returns.

     Following the attack of September 11, however, investors turned back to the somewhat more liquid, high quality and dependable growth companies we tend to own, which gave us much better relative returns for the second half. Our overweighting in insurance companies, including Willis, A.J. Gallagher and HCC Insurance prior to September 11 was also fortuitous, as these shares rallied strongly in late September and into October.

     Overall, the Fund's performance was helped by the buyouts of holdings Dallas Semiconductor and Barrett Resources. Other contributors to performance this year included Affiliated Computer Services, Whole Foods, Kronos, Internet Security Systems, CACI, and Rogers Corp.

     My mentor taught me that value is where one finds it, and we feel fortunate that our process enables us to own both growth and value stocks. At times, growth can be undervalued and value can be overpriced. The "blend" or "core" approach we use allows us to exploit the best opportunities in growth and value that are consistent with our discipline. Of course we can't predict what absolute or relative returns will look like in the future, but we plan to continue investing this Fund with the same disciplined approach used for the past 6 years.

    Thank you for your confidence and the privilege of managing some of your assets.

/s/ Scott T. Brayman

Scott T. Brayman, CFA

Sentinel Small Company Fund Performance
Class A Shares, March 1, 1993 inception through November 30, 2001

                                    [CHART]

                             [PLOT POINTS TO COME]

 . Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

+ An unmanaged stock index of small capitalization companies which includes the reinvestment of all income.

-------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/01
                     w/sales      w/o sales
Period               charge+         charge

1 Year                 1.50%          6.85%
-------------------------------------------
3 Years               17.07%         19.09%
-------------------------------------------
5 Years               15.16%         16.35%
-------------------------------------------
Since
Inception*            13.35%         14.01%
-------------------------------------------
+ Sales charge applicable to year of
  initial investment.
* 3/1/93

 ................................................................................

                          Sentinel Small Company Fund

  Investment in Securities
  at November 30, 2001
                                              Shares          Value
                                                             (Note 1)
  -------------------------------------------------------------------
  Common Stocks 86.8%
  Basic Materials 3.1%
  Engelhard Corp.                            150,000     $  4,192,500
  Ferro Corp.                                150,000        3,726,000
                                                         ------------
                                                            7,918,500
                                                         ------------

  Capital Goods 11.5%
  AAR Corp.                                  100,000          815,000
  Aptargroup, Inc.                           150,000        4,920,000
* APW Ltd.                                   122,900          206,472
* Black Box Corp.                             50,000        2,632,500
* C-COR.net Corp.                            150,000        1,446,000
  Clarcor, Inc.                               50,000        1,343,000
  CTS Corp.                                  150,000        2,250,000
* Cuno, Inc.                                  25,000          774,750
  Donaldson Co., Inc.                        125,000        4,550,000
  Heico Corp.                                 75,000          904,500
* Kemet Corp.                                200,000        3,380,000
  Reliance Steel &
   Aluminum Co.                               75,000        1,830,000
  Robbins & Myers, Inc.                       50,000        1,187,500
  Teleflex, Inc.                              75,000        3,180,000
                                                         ------------
                                                           29,419,722
                                                         ------------

  Communication Services 2.0%
* West TeleServices Corp.                    200,000        5,010,000
                                                         ------------
  Consumer Cyclicals 17.4%
* Abercrombie & Fitch                         50,000        1,200,000
* Administaff, Inc.                          150,000        4,377,000
  Casey's General Stores                     250,000        3,475,000
  Ethan Allen Interiors, Inc.                 20,000          737,600
* Fossil, Inc.                                50,000        1,087,500
  Fred's Inc.                                 38,700        1,284,453
* FYI, Inc.                                  150,000        4,206,000
  G&K Services, Inc. -
   Class A                                    50,000        1,553,000
* Gentex Corp.                                50,000        1,193,000
  Harman Int'l. Industries                   150,000        6,400,500
  Harte-Hanks, Inc.                          200,000        5,000,000
  Interpublic Group of
   Cos., Inc.                                100,001        2,913,029
  Meredith Corp.                              50,000        1,705,000
* Michaels Stores, Inc.                       50,000        1,502,500
* Nautica Enterprises, Inc.                   50,000          650,000
  Polaris Industries, Inc.                    25,000        1,323,750
* Six Flags, Inc.                            250,000        3,580,000
  Viad Corp.                                 100,000        2,077,000
                                                         ------------
                                                           44,265,332
                                                         ------------

  Consumer Staples 11.1%
  ABM Industries                             150,000        4,530,000
  Alberto-Culver Co. -
   Class A                                    30,000        1,119,600
  Applebee's Int'l., Inc.                     50,000        1,667,000
  Church & Dwight, Inc.                      100,000        2,630,000
* Jack in the Box, Inc.                      100,000        2,588,000
* Modis Professional
   Services, Inc.                            250,000        1,437,500
* Papa John's Int'l., Inc.                   100,000        2,582,000
  Ruby Tuesday, Inc.                          50,000          975,000
  Sensient Technologies
   Corp.                                     200,000        3,578,000
  Unifirst Corp.                             150,000        2,997,000
* Whole Foods
   Market, Inc.                              100,000        4,291,000
                                                         ------------
                                                           28,395,100
                                                         ------------

  Energy 5.5%
  Cabot Oil & Gas Corp. -
  Class A                                    125,000        2,761,250
  Carbo Ceramics, Inc.                        50,000        1,667,500
* Newfield Exploration Co.                   100,000        3,090,000
* Oceaneering Int'l., Inc.                    50,000        1,017,500
  Southwestern Energy Co.                    100,000        1,115,000
* Stone Energy Corp.                          75,000        2,673,750
* TETRA Technologies, Inc.                    86,300        1,745,849
                                                         ------------
                                                           14,070,849
                                                         ------------

  Financials 8.1%
  Arthur J. Gallagher & Co.                  100,000        3,650,000
  Chateau Communities                        125,000        3,781,250
  Cullen/Frost Bankers, Inc.                  25,000          703,750
  HCC Insurance Holdings,
   Inc.                                      200,000        5,452,000
  Liberty Property Trust                      75,000        2,178,000
  Waddell & Reed Financial                   125,000        3,376,250
  Wilmington Trust Corp.                      25,000        1,515,000
                                                         ------------
                                                           20,656,250
                                                         ------------

  Health Care 9.2%
* Abgenix, Inc.                               25,000          900,000
  Alpharma, Inc.                             150,000        3,597,000
  Cambrex Corp.                               81,100        3,153,168
* Covance, Inc.                               50,000        1,000,000
* Diversa Corp.                              125,000        1,532,500
* Genencor Intl., Inc.                       100,000        1,699,000
* Healthcare Services
   Group                                     100,000          923,000
* Human Genome
   Science, Inc.                              30,000        1,275,300
  Invacare Corp.                              25,000          885,000
* Medarex, Inc.                               50,000        1,162,000
  Mentor Corp.                                50,000        1,415,500
* Myriad Genetics Inc.                        15,000          853,350
  Omnicare, Inc.                             100,000        2,138,000
* Regeneron
   Pharmaceuticals, Inc.                      50,000        1,383,500
* Watson Pharmaceuticals                      50,000        1,496,500
                                                         ------------
                                                           23,413,818
                                                         ------------

  Technology 16.7%
* Actuate Corp.                              300,000        1,428,000
* Aeroflex, Inc.                             100,000        1,621,000
* Affiliated Computer
   Services, Inc.                             25,000        2,334,500
* American Management
   Systems, Inc.                             150,000        2,295,000
* Asyst Technologies, Inc.                   125,000        1,395,000
* ATMI, Inc.                                  75,000        1,695,000
* Brooks Automation, Inc.                     25,000          918,750
* Cable Design
   Technologies                              141,500        1,750,355
* CACI Int'l., Inc. - Class A                 25,000        1,849,250
* Ciber, Inc.                                250,000        1,915,000
* DDI Corporation                            200,000        2,200,000
* Entegris, Inc.                             150,000        1,492,500
  Factset Research
   Systems, Inc.                              26,000          779,480
* FileNet Corp.                              150,000        2,509,500
* Internet Security Systems                  100,000        3,241,000
* KPMG Consulting Inc.                        11,400          188,556
* Kronos, Inc.                                75,000        3,232,500
* Pericom Semiconductor
   Corp.                                     125,000        1,893,750
* Plantronics, Inc.                          100,000        2,444,000
* Rogers Corp.                               125,000        3,997,500
* Tekelec                                     50,000          971,000
* Wind River Systems                         150,000        2,580,000
                                                         ------------
                                                           42,731,641
                                                         ------------

  Transportation 2.2%
* EGL, Inc.                                  200,000        3,014,000
  USFreightways Corp.                         75,000        2,551,500
                                                         ------------
                                                            5,565,500
                                                         ------------
  Total Common Stocks
   (Cost $192,625,427)                                    221,446,712
                                                         ------------

                                       Principal Amount       Value
                                          (M=$1,000)         (Note 1)
---------------------------------------------------------------------
Corporate Short-Term Notes 7.6%
American Express Corp.
  2.06%, 12/10/01                             2,500M     $  2,498,713
G.E. Capital Corp.
  2.05%, 12/13/01                             8,000M        7,994,533
Prudential Funding Corp.
  2.05%, 12/05/01                             3,000M        2,999,317
Prudential Funding Corp.
  2.06%, 12/21/01                             6,000M        5,993,133
                                                         ------------
Total Corporate Short-
  Term Notes
  (Cost $19,485,696)                                       19,485,696
                                                         ------------
U.S. Government
  Agency Obligations 4.7%

Federal Home Loan
  Mortgage Discount Note
  1.91%, `12/28/01                            6,000M        5,991,405
Federal Mortgage Corporation
  Discount Note
  1.99%, 12/18/01                             6,000M        5,994,362
                                                         ------------
Total U.S. Government
Agency Obligations
  (Cost $11,985,767)                                       11,985,767
                                                         ------------
Total Investments
  (Cost $224,096,890)**                                   252,918,175

Excess of Other Assets
     Over Liabilities 0.9%                                  2,133,488
                                                         ------------
Net Assets                                               $255,051,663
                                                         ============

*    Non-income producing.
** Cost for federal income tax purposes is substantially similar. At November 30, 2001 net unrealized appreciation for federal income tax purposes aggregated $28,821,285 of which $48,612,184 related to appreciated securities and $19,790,899 related to depreciated securities.

                                              See Notes to Financial Statements.

 ................................................................................

                          Sentinel Small Company Fund


Statement of Assets and Liabilities
at November 30, 2001

---------------------------------------------------------------------
Assets
Investments at value (Cost $224,096,890)                 $252,918,175
Cash and cash equivalents                                   1,141,601
Receivable for securities sold                                 45,778
Receivable for fund shares sold                             1,398,817
Receivable for dividends and interest                         103,415
                                                         ------------
  Total Assets                                            255,607,786
                                                         ------------

---------------------------------------------------------------------
Liabilities
Payable for fund shares repurchased                           269,068
Accrued expenses                                               34,330
Management fee payable                                        122,827
Distribution fee payable (Class A Shares)                      54,523
Distribution fee payable (Class B Shares)                      34,010
Distribution fee payable (Class C Shares)                       1,287
Fund service fee payable                                       40,078
                                                         ------------
  Total Liabilities                                           556,123
                                                         ------------
Net Assets Applicable to Outstanding Shares              $255,051,663
                                                         ============
Net Asset Value and Offering Price per Share
  Class A Shares
$211,051,757 / 37,610,692 shares outstanding             $       5.61
Sales Charge--5.00% of offering price                            0.30
                                                         ------------
Maximum Offering Price                                   $       5.91
                                                         ============
  Class B Shares
$42,109,644 / 8,178,523 shares outstanding               $       5.15
                                                         ============
  Class C Shares
$1,890,262 / 338,525 shares outstanding                  $       5.58
                                                         ============

---------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                               $    461,277
Paid-in capital                                           223,230,714
Accumulated undistributed net realized gain
  on investments                                            2,538,387
Unrealized appreciation of investments                     28,821,285
                                                         ------------
Net Assets                                               $255,051,663
                                                         ============


Statement of Operations
For the Year Ended November 30, 2001

---------------------------------------------------------------------
Investment Income
Income:
Dividends                                                 $ 1,435,295
Interest                                                    1,017,489
                                                         ------------
  Total Income                                              2,452,784
                                                         ------------
Expenses:
Management advisory fee                                     1,311,443
Transfer agent fees                                           473,540
Custodian fees                                                 55,754
Distribution expense (Class A Shares)                         547,591
Distribution expense (Class B Shares)                         340,689
Distribution expense (Class C Shares)*                          2,698
Accounting services                                            71,180
Auditing fees                                                  17,575
Legal fees                                                      4,825
Reports and notices to shareholders                            37,510
Registration and filing fees                                   37,414
Directors' fees and expenses                                   25,917
Other                                                          19,949
                                                         ------------
  Total Expenses                                            2,946,085
  Expense Offset                                              (50,229)
                                                         ------------
  Net Expenses                                              2,895,856
                                                         ------------
Net Investment Loss                                          (443,072)
                                                         ------------

---------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                   2,751,504
Net change in unrealized appreciation                      11,463,706
                                                         ------------
Net Realized and Unrealized Gain
  on Investments                                           14,215,210
                                                         ------------
Net Increase in Net Assets from Operations                $13,772,138
                                                         ============

* For the period from July 9, 2001 (commencement of operations) through November 30, 2001.

See Notes to Financial Statements.

 ................................................................................

                          Sentinel Small Company Fund

Statement of Changes on Net Assets

                                                 Year Ended        Year Ended
                                                   11/30/01          11/30/00
-----------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment loss                            $   (443,072)     $   (221,730)
Net realized gain on sales of investments         2,751,504        46,383,092
Net change in unrealized appreciation            11,463,706           343,592
                                               ------------      ------------
Net increase in net assets from operations       13,772,138        46,504,954
                                               ------------      ------------

-----------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                        --                --
   Class B Shares                                        --                --
   Class C Shares*                                       --                --
From realized gain on investments
   Class A Shares                               (39,290,154)      (13,534,816)
   Class B Shares                                (6,986,154)       (1,869,123)
   Class C Shares*                                       --                --
                                               ------------      ------------
Total distributions to shareholders             (46,276,308)      (15,403,939)
                                               ------------      ------------

-----------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                               117,369,654        94,205,767
   Class B Shares                                20,007,749         8,446,773
   Class C Shares*                                1,790,596                --
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                                36,733,442        12,511,194
   Class B Shares                                 6,961,746         1,864,542
   Class C Shares*                                       --                --
                                               ------------      ------------
                                                182,863,187       117,028,276
Less: Payments for shares reacquired
   Class A Shares                               (72,156,035)      (85,485,770)
   Class B Shares                                (5,366,839)       (2,630,654)
   Class C Shares*                                   (1,650)               --
                                               ------------      ------------
Increase in net assets from
   capital share transactions                   105,338,663        28,911,852
                                               ------------      ------------
Total Increase in Net Assets for period          72,834,493        60,012,867
Net Assets: Beginning of period                 182,217,170       122,204,303
                                               ------------      ------------
Net Assets: End of period                      $255,051,663      $182,217,170
                                               ============      ============
Undistributed Net Investment Income
   at End of Period                            $         --      $         --
                                               ============      ============

* For the period from July 9, 2001 (commencement of operations) through November 30, 2001.

See Notes to Financial Statements.

 ................................................................................

                          Sentinel Small Company Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                   Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                 11/30/01 (A)    11/30/00(A)       11/30/99       11/30/98       11/30/97
-------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period               $   7.02       $   5.74       $   5.67       $   6.30       $   5.17
                                                     --------       --------       --------       --------       --------

Income from Investment Operations
Net investment income (loss)                               --             --          (0.01)            --           0.02
Net realized and unrealized gain on investments          0.33           2.00           0.69           0.14           1.16
                                                     --------       --------       --------       --------       --------
Total from investment operations                         0.33           2.00           0.68           0.14           1.18
                                                     --------       --------       --------       --------       --------
Less Distributions
Dividends from net investment income                       --             --             --           0.02           0.01
Distributions from realized gains on investments         1.74           0.72           0.61           0.75           0.04
                                                     --------       --------       --------       --------       --------
Total Distributions                                      1.74           0.72           0.61           0.77           0.05
                                                     --------       --------       --------       --------       --------
Net asset value at end of period                     $   5.61       $   7.02       $   5.74       $   5.67       $   6.30
                                                     ========       ========       ========       ========       ========
Total Return (%) *                                       6.85          39.48          13.33           2.67          22.95
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)          1.21           1.25           1.31           1.33           1.36
Ratio of net investment income (loss) to average
   net assets (%)                                       (0.06)         (0.03)         (0.14)         (0.07)          0.38
Portfolio turnover rate (%)                                58             87             43             45             45
Net assets at end of period (000 omitted)            $211,052       $156,484       $107,919       $109,598       $115,532

                                                   Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                 11/30/01 (A)   11/30/00 (A)   11/30/99 (A)   11/30/98 (A)   11/30/97 (A)
-------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period               $   6.64       $   5.51       $   5.51       $   6.18       $   5.12
                                                     --------       --------       --------       --------       --------
Income from Investment Operations
Net investment loss                                     (0.05)         (0.06)         (0.06)         (0.03)         (0.03)
Net realized and unrealized gain on investments          0.30           1.91           0.67           0.11           1.13
                                                     --------       --------       --------       --------       --------
Total from investment operations                         0.25           1.85           0.61           0.08           1.10
                                                     --------       --------       --------       --------       --------
Less Distributions
Dividends from net investment income                       --             --             --             --             --
Distributions from realized gains on investments         1.74           0.72           0.61           0.75           0.04
                                                     --------       --------       --------       --------       --------
Total Distributions                                      1.74           0.72           0.61           0.75           0.04
                                                     --------       --------       --------       --------       --------
Net asset value at end of period                     $   5.15       $   6.64       $   5.51       $   5.51       $   6.18
                                                     ========       ========       ========       ========       ========
Total Return (%) *                                       5.77          38.27          12.34           1.65          21.63

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)          2.12           2.12           2.28           2.25           2.36
Ratio of net investment loss to average
   net assets (%)                                       (0.98)         (0.90)         (1.11)         (1.00)         (0.62)
Portfolio turnover rate (%)                                58             87             43             45             45
Net assets at end of period (000 omitted)            $ 42,110       $ 25,733       $ 14,285       $ 12,103       $  7,656

(A)  Per share data calculated utilizing average daily shares outstanding.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

 ................................................................................

                          Sentinel Small Company Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                          Period from
                                                     07/09/01 through
                                                      11/30/01 (A)(B)
---------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period                       $   5.43
                                                             --------
Income from Investment Operations
Net investment loss                                             (0.03)
Net realized and unrealized gain on investments                  0.18
                                                             --------
Total from investment operations                                 0.15
                                                             --------
Less Distributions
Dividends from net investment income                               --
Distributions from realized gains on investments                   --
                                                             --------
Total Distributions                                                --
                                                             --------
Net asset value at end of period                             $   5.58
                                                             ========
Total Return (%) *                                               2.76 ++

Ratios/Supplemental Data

Ratio of net expenses to average net assets (%)                  2.45 +
Ratio of net investment loss to average
   net assets (%)                                               (1.56)+
Portfolio turnover rate (%)                                        58
Net assets at end of period (000 omitted)                    $  1,890



(A) Per share data calculated utilizing average daily shares outstanding.
(B) Commenced operations July 9, 2001.
  + Annualized
 ++ Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

 ................................................................................

  Sentinel Mid Cap Growth Fund seeks growth of capital by focusing on common stocks of mid-sized growing companies with experienced and capable managements.

                          Sentinel Mid Cap Growth Fund


Taking a long-term view, we used the decline in the market as an opportunity to upgrade the quality of our holdings and to add to our favorite positions at attractive prices.

After five straight fiscal years of positive returns (including 30.45% in 1999 and 13.85% last year), the Sentinel Mid Cap Growth Fund earned a -24.45% return during the latest fiscal year. That return was better than the NASDAQ's -25.50% return for the same period, and was between the -19.50% return for the average Morningstar Mid Cap Growth fund and the -25.70% return for the average Lipper Multi-Cap Growth Fund.

     The fund started out the year with an over-weighted position in technology stocks. This over-weighting hurt the portfolio's performance as technology stocks incurred a large number of earnings disappointments. The unexpected slowdown in the economy caused companies to cut back dramatically on capital spending, particularly in the technology and telecom sectors. In contrast, consumer spending held up well during the period, and the portfolio benefited from the strong performance of retail stocks such as Bed Bath and Beyond.

     During the March to May period, the portfolio performed very well as the market moved higher. The industry sectors that contributed the most to performance during this stretch were technology, especially the semiconductor equipment stocks, and retail stocks. These stocks are considered "early-cycle" stocks because they tend to show strong earnings gains at the beginning of economic recoveries and typically lead a market recovery.

     The rally came to an end in May and proceeded to give back all of its gains by early September. The tragic events of September 11 sent the market into a tailspin that didn't reach bottom until the third week of September. The portfolio underperformed during this period as investors sought to avoid risk and sold growth stocks aggressively. During this difficult period, we tried to maintain a delicate balance between our two objectives: (1) limiting the downside volatility of the fund; and (2) preserving the ability of fund to outperform in a market recovery. Taking a long-term view, we used the decline in the market as an opportunity to upgrade the quality of our holdings and to add to our favorite positions at attractive prices.

     Our approach produced strong gains in the last two months of the fiscal year. From the market low on September 21 through November 30, the portfolio earned a 33.80% return (the NASDAQ gained 35.70%) as the uncertainty surrounding the war on terrorism began to clear and investors became more willing to assume risk.

     Throughout this volatile year, our strategy has remained constant. We continue to emphasize dominant companies in growth industries, and we will strive to limit downside volatility while keeping the fund in a position to outperform in a bull market.

     We appreciate your continued support and look forward to helping you achieve your goal of long-term capital appreciation.

/s/ Robert L. Lee

Robert L. Lee, CFA


Sentinel Mid Cap Growth Fund Performance
Class A Shares, Ten Years Ended November 30, 2001

                                    [CHART]

                             [PLOT POINTS TO COME]


* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

+ An unmanaged index of stocks reflecting average prices in the stock market.

-------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/01
                     w/sales      w/o sales
Period               charge+         charge

1 Year               -28.23%        -24.45%
-------------------------------------------
5 Years                8.00%          9.12%
-------------------------------------------
10 Years               9.76%         10.32%
-------------------------------------------
+ Sales charge applicable to year of
  initial investment.

 ................................................................................

                               Sentinel Mid Cap Growth Fund

   Investment in Securities
   at November 30, 2001
                                              Shares           Value
                                                             (Note 1)
  -------------------------------------------------------------------
  Common Stocks 99.7%
  Basic Materials 1.0%
  Alcan, Inc.                                 52,000     $  1,870,960
                                                         ------------
  Capital Goods 1.8%
* Plexus Corp.                               112,000        3,376,800
                                                         ------------
  Communication Services 2.4%
* Research in Motion Ltd.                    143,700        3,131,223
* West Corporation                            50,000        1,252,500
                                                         ------------
                                                            4,383,723
                                                         ------------

  Consumer Cyclicals 17.2%
* Abercrombie & Fitch Co.                    123,000        2,952,000
* Administaff, Inc.                           41,000        1,196,380
* Bed Bath & Beyond, Inc.                     60,000        1,948,200
* Best Buy Co., Inc.                          38,200        2,727,098
* Coach, Inc.                                 61,500        2,029,500
  Ethan Allen Interiors, Inc.                 69,500        2,563,160
  Family Dollar Stores, Inc.                  74,000        2,205,200
  Harte-Hanks, Inc.                           55,700        1,392,500
* International Game
   Technology                                 43,700        2,708,963
* Jones Apparel Group, Inc.                   75,000        2,341,500
  Omnicom Group                               35,100        3,013,686
* Timberland Co.                              39,000        1,356,030
  TJX Companies                               77,500        2,920,975
  Wal-Mart Stores                             16,500          909,975
  Walt Disney Co.                             70,000        1,432,900
                                                         ------------
                                                           31,698,067
                                                         ------------

  Consumer Staples 3.6%
* Electronic Arts, Inc.                       16,200          979,452
* Outback Steakhouse, Inc.                    90,000        2,800,800
* Starbucks Corporation                      158,500        2,808,620
                                                         ------------
                                                            6,588,872
                                                         ------------

  Energy 4.4%
* Cal Dive International, Inc.                50,000        1,069,000
  GlobalSantaFe Corp.                        140,980        3,411,716
* Smith International, Inc.                   82,500        3,733,950
                                                         ------------
                                                            8,214,666
                                                         ------------

  Financials 7.4%
  Charles Schwab Corp.                       161,300        2,316,268
  Merrill Lynch & Co.                         90,000        4,508,100
  USA Education, Inc.                         33,300        2,832,831
  Waddell & Reed Fin'l. -
   Class A                                   150,000        4,051,500
                                                         ------------
                                                           13,708,699
                                                         ------------

  Health Care 18.9%
* Abgenix, Inc.                               54,500        1,962,000
  Cambrex Corporation                         70,000        2,721,600
* Cell Therapeutics, Inc.                     40,000        1,094,400
* CuraGen Corporation                         40,000          950,400
* Genzyme Corp. - Gen. Div                    51,000        2,785,620
* Guidant Corp.                               58,500        2,855,385
* Human Genome
   Sciences, Inc.                             70,000        2,975,700
* Imclone Systems, Inc.                       12,142          874,224
  Lilly, Eli & Co.                            25,100        2,075,017
* Medarex, Inc.                               75,600        1,756,944
* Medicis Pharmaceutical -
   Class A                                    30,000        1,773,000
* MedImmune, Inc.                             60,200        2,651,208
  Medtronic, Inc.                             40,000        1,891,200
  Merck & Co., Inc.                           19,700        1,334,675
* Millennium
   Pharmaceuticals                            60,000        2,045,400
* Myriad Genetics, Inc.                       60,000        3,413,400
* Sepracor, Inc.                              35,400        1,766,460
                                                         ------------
                                                           34,926,633
                                                         ------------
  Technology 40.2%
* Accenture Ltd.                             120,300        2,718,780
* Aeroflex, Inc.                             147,000        2,382,870
* Alpha Industries, Inc.                      30,500          732,000
* Analog Devices, Inc.                        43,700        1,857,250
* Applied Materials                           13,100          520,725
* Cable Design
   Technologies                               99,450        1,230,197
* Cisco Systems, Inc.                        111,100        2,271,995
* Cree, Inc.                                  56,700        1,409,562
* Dell Computer Corp.                        152,000        4,245,360
* EMC Corporation                            156,200        2,622,598
* Extreme Networks, Inc.                     210,000        3,324,300
  Factset Research
   Systems, Inc.                              86,000        2,578,280
  Intel Corporation                           70,000        2,286,200
* Internet Security
   Systems, Inc.                              87,100        2,822,911
* KLA - Tencor Corp.                          57,300        2,878,179
  Linear Technology                           32,500        1,333,475
* LSI Logic Corporation                       45,569          740,496
* Maxim Integrated
   Products                                   33,950        1,860,799
* Micrel, Inc.                                50,400        1,474,704
* Micron Technology, Inc.                     46,800        1,271,088
* Novellus Systems, Inc.                      70,100        2,668,707
* NVIDIA Corporation                          42,800        2,338,592
* Oracle Corporation                          90,000        1,262,700
  Paychex, Inc.                               79,600        2,786,796
* Plantronics, Inc.                           95,500        2,334,020
  Scientific Atlanta                          33,000          887,370
* Serena Software, Inc.                       80,000        1,876,800
* Siebel Systems, Inc.                        93,000        2,078,550
* SunGard Data
   Systems, Inc.                              94,200        2,643,252
* Sun Microsystems                           205,000        2,919,200
* Symantec Corporation                        55,000        3,573,350
* Tekelec                                    170,000        3,301,400
* Waters Corp.                                86,700        3,168,885
* Wind River Systems                         108,000        1,857,600
                                                         ------------
                                                           74,258,991
                                                         ------------
  Transportation 2.1%
* EGL, Inc.                                   80,000        1,205,600
  Southwest Airlines Co.                     140,000        2,625,000
                                                         ------------
                                                            3,830,600
                                                         ------------
  Utilities 0.7%
  El Paso Corp.                               29,500        1,312,750
                                                         ------------
  Total Common Stocks
   (Cost $191,176,804)**                                  184,170,761
                                                         ------------
  Excess of Other Assets
   Over Liabilities 0.3%                                      571,428
                                                         ------------
  Net Assets                                             $184,742,189
                                                         ============


*  Non-income producing.
** Cost for federal income tax purposes is substantially similar. At November
   30, 2001 net unrealized depreciation for federal income tax purposes aggregated $7,006,043 of which $22,695,134 related to appreciated securities and $29,701,177 related to depreciated securities.


                                              See Notes to Financial Statements.

 ................................................................................

                         Sentinel Mid Cap Growth Fund

Statement of Assets and Liabilities
at November 30, 2001

Assets
---------------------------------------------------------------------
Investments at value (Cost $191,176,804)                 $184,170,761
Cash and cash equivalents                                     854,887
Receivable for securities sold                              3,503,147
Receivable for fund shares sold                               235,592
Receivable for dividends                                       16,419
                                                         ------------
  Total Assets                                            188,780,806
                                                         ------------

---------------------------------------------------------------------
Liabilities
Payable for securities purchased                            3,226,271
Payable for fund shares repurchased                           523,030
Accrued expenses                                               78,311
Management fee payable                                         89,473
Distribution fee payable (Class A Shares)                      56,682
Distribution fee payable (Class B Shares)                      26,519
Distribution fee payable (Class C Shares)                       1,869
Fund service fee payable                                       36,462
                                                         ------------
  Total Liabilities                                         4,038,617
                                                         ------------
Net Assets Applicable to Outstanding Shares              $184,742,189
                                                         ============
  Class A Shares
$148,972,870 / 11,792,102 shares outstanding             $      12.63
Sales Charge -- 5.00% of offering price                          0.66
                                                         ------------
Maximum Offering Price                                   $      13.29
                                                         ============
  Class B Shares
$33,322,244 / 2,761,784 shares outstanding               $      12.07
                                                         ============
  Class C Shares
$2,447,075 / 197,319 shares outstanding                  $      12.40
                                                         ============

---------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                               $    147,512
Paid-in capital                                           238,623,958
Accumulated distributions in excess of
  net investment income                                       (15,051)
Accumulated undistributed net realized loss
  on investments                                          (47,008,187)
Unrealized depreciation of investments                     (7,006,043)
                                                         ------------
Net Assets                                               $184,742,189
                                                         ============

Statement of Operations
For the Year Ended November 30, 2001

---------------------------------------------------------------------
Investment Income
Income:
Dividends                                                $    387,748
Interest                                                      163,035
                                                         ------------
  Total Income                                                550,783
                                                         ------------
Expenses:
Management advisory fee                                     1,273,499
Transfer agent fees                                           563,700
Custodian fees                                                 63,688
Distribution expense (Class A Shares)                         511,552
Distribution expense (Class B Shares)                         377,017
Distribution expense (Class C Shares)                          25,870
Accounting services                                            67,435
Auditing fees                                                  18,250
Legal fees                                                      6,850
Reports and notices to shareholders                            48,750
Registration and filing fees                                   37,132
Directors' fees and expenses                                   24,901
Other                                                          68,265
                                                         ------------
  Total Expenses                                            3,086,909
  Expense Offset                                              (29,688)
                                                         ------------
  Net Expenses                                              3,057,221
                                                         ------------
Net Investment Loss                                        (2,506,438)
                                                         ------------

---------------------------------------------------------------------
Realized and Unrealized Loss on Investments
Net realized loss on sales of investments                 (45,592,696)
Net change in unrealized depreciation                     (14,157,268)
                                                         ------------
Net Realized and Unrealized Loss
  on Investments                                          (59,749,964)
                                                         ------------
Net Decrease in Net Assets from Operations               $(62,256,402)
                                                         ============


See Notes to Financial Statements.

 ................................................................................

                         Sentinel Mid Cap Growth Fund

Statement of Changes on Net Assets

                                                          Year Ended         Year Ended
                                                            11/30/01           11/30/00
---------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment loss                                    $  (2,506,438)     $  (2,636,585)
Net realized gain (loss) on sales
   of investments                                        (45,592,696)        29,780,518
Net change in unrealized depreciation                    (14,157,268)       (22,452,947)
                                                       -------------      -------------
Net increase (decrease) in net assets
   from operations                                       (62,256,402)         4,690,986
                                                       -------------      -------------

---------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                                 --                 --
   Class B Shares                                                 --                 --
   Class C Shares                                                 --                 -- *
From net realized gain on investments
   Class A Shares                                        (23,318,838)        (9,425,171)
   Class B Shares                                         (5,019,603)        (1,024,929)
   Class C Shares                                           (223,664)                -- *
                                                       -------------      -------------
Total distributions to shareholders                      (28,562,105)       (10,450,100)
                                                       -------------      -------------

---------------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                         94,643,507        212,883,352
   Class B Shares                                         10,439,802         36,227,307
   Class C Shares                                          4,918,883          2,289,414 *
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                                         22,274,625          8,739,915
   Class B Shares                                          4,989,059          1,022,706
   Class C Shares                                            223,443                 -- *
                                                       -------------      -------------
                                                         137,489,319        261,162,694

Less: Payments for shares reacquired
   Class A Shares                                       (101,443,159)      (155,605,315)
   Class B Shares                                         (7,699,572)        (4,657,729)
   Class C Shares                                         (3,272,112)          (177,697)*
                                                       -------------      -------------
Increase in net assets from capital
   share transactions                                     25,074,476        100,721,953
                                                       -------------      -------------
Total Increase (Decrease) in Net
   Assets for period                                     (65,744,031)        94,962,839
Net Assets: Beginning of period                          250,486,220        155,523,381
                                                       -------------      -------------
Net Assets: End of period                              $ 184,742,189      $ 250,486,220
                                                       =============      =============
Distributions in Excess of Net Investment
   Income at End of Period                             $     (15,051)     $     (18,356)
                                                       =============      =============

* For the period from March 30, 2000 (commencement of operations) through November 30, 2000.

See Notes to Financial Statements.

 ................................................................................

                         Sentinel Mid Cap Growth Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                         Year Ended     Year Ended     Year Ended    Year Ended     Year Ended
                                                       11/30/01 (B)   11/30/00 (B)       11/30/99      11/30/98       11/30/97
------------------------------------------------------------------------------------------------------------------------------
Class A Shares

Net asset value at beginning of period                     $  18.97       $  17.80       $  14.65       $ 18.73        $ 17.57
                                                           --------       --------       --------       -------        -------
Income (Loss) from Investment Operations
Net investment loss                                           (0.14)         (0.19)         (0.06)        (0.03)         (0.02)
Net realized and unrealized gain (loss) on investments        (4.06)          2.54           4.29          1.08           4.00
                                                           --------       --------       --------       -------        -------
Total from investment operations                              (4.20)          2.35           4.23          1.05           3.98
                                                           --------       --------       --------       -------        -------
Less Distributions
Dividends from net investment income                             --             --             --            --           0.02
Distributions from realized gains on investments               2.14           1.18           1.08          5.13           2.80
                                                           --------       --------       --------       -------        -------
Total Distributions                                            2.14           1.18           1.08          5.13           2.82
                                                           --------       --------       --------       -------        -------
Net asset value at end of period                           $  12.63       $  18.97       $  17.80       $ 14.65        $ 18.73
                                                           ========       ========       ========       =======        =======
Total Return (%) *                                           (24.45)         13.85          30.45          8.34          27.26
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                1.27           1.14           1.22          1.29           1.32
Ratio of net investment loss to average
   net assets (%)                                             (0.99)         (0.83)         (0.41)        (0.23)         (0.15)
Portfolio turnover rate (%)                                      88            135            118            97            161
Net assets at end of period (000 omitted)                  $148,973       $206,488       $140,633       $97,895        $88,184

                                                                                                       Period from
                                                         Year Ended     Year Ended     Year Ended  1/12/98 through
                                                       11/30/01 (B)   11/30/00 (B)   11/30/99 (B)  11/30/98 (A)(B)
------------------------------------------------------------------------------------------------------------------
Class B Shares

Net asset value at beginning of period                     $  18.39       $  17.43       $  14.52          $ 13.08
                                                           --------       --------       --------          -------
Income (Loss) from Investment Operations
Net investment loss                                           (0.27)         (0.39)         (0.23)           (0.17)
Net realized and unrealized gain (loss) on investments        (3.91)          2.53           4.22             1.61
                                                           --------       --------       --------          -------
Total from investment operations                              (4.18)          2.14           3.99             1.44
                                                           --------       --------       --------          -------
Less Distributions
Dividends from net investment income                             --             --             --               --
Distributions from realized gains on investments               2.14           1.18           1.08               --
                                                           --------       --------       --------          -------
Total Distributions                                            2.14           1.18           1.08               --
                                                           --------       --------       --------          -------
Net asset value at end of period                           $  12.07       $  18.39       $  17.43          $ 14.52
                                                           ========       ========       ========          =======
Total Return (%) *                                           (25.20)         12.88          28.97            11.01 ++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                2.27           2.00           2.29             2.29 +
Ratio of net investment loss to average
   net assets (%)                                             (2.00)         (1.71)         (1.53)           (1.24)+
Portfolio turnover rate (%)                                      88            135            118               97
Net assets at end of period (000 omitted)                  $ 33,322       $ 42,310       $ 14,891          $ 3,841


(A) Commenced operations January 12,1998.
(B) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

 ................................................................................

                         Sentinel Mid Cap Growth Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                 Period from
                                                Year Ended   3/30/00 through
                                              11/30/01 (B)   11/30/00 (B)(C)
----------------------------------------------------------------------------


Class C Shares

Net asset value at beginning of period              $18.86            $22.79
                                                    ------            ------
Loss from Investment Operations
Net investment loss                                  (0.33)            (0.35)
Net realized and unrealized loss on investments      (3.99)            (3.58)
                                                    ------            ------
Total from investment operations                     (4.32)            (3.93)
                                                    ------            ------
Less Distributions
Dividends from net investment income                    --                --
Distributions from realized gains on investments      2.14                --
                                                    ------            ------
Total Distributions                                   2.14                --
                                                    ------            ------
Net asset value at end of period                    $12.40            $18.86
                                                    ======            ======
Total Return (%) *                                  (25.33)           (17.24)++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)       2.61              2.11 +
Ratio of net investment loss to average
   net assets (%)                                    (2.36)            (1.87)+
Portfolio turnover rate (%)                             88               135
Net assets at end of period (000 omitted)           $2,447            $1,688


(B)  Per share data calculated utilizing average daily shares outstanding.
(C)  Commenced operations March 30, 2000.
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

 ................................................................................

   Sentinel World Fund seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-U.S. companies.

                               Sentinel World Fund


The Fund's favorable relative performance was driven primarily by good stock selection, and our focus on well-valued, financially strong companies.

During the 12-month period ending November 30, 2001 global sector trends played a key role in driving stock market returns, with more stable segments of the market such as consumer staples, pharmaceuticals, energy, and utility delivering highly resilient performance over the past twelve months. The World Fund benefited from holding a full complement of investments in these areas. Financial companies also proved to hold up quite well as a result of the sharp declines in interest rates around the world. The Fund's longstanding overweighted exposure to European banks contributed to results during the fiscal year. Although technology and telecommunications stocks lagged substantially during the period, our value-oriented holdings in these sectors fared well in relative performance terms.

     European stocks posted a decline of 16.50% in dollar terms over the past fiscal year, led by returns in the United Kingdom, by far the largest market in Europe, which fell by 10.30%. Over the past decade, the UK has repeatedly acted as a safe haven during times of global market unrest, with performance driven by substantial index weightings in resilient sectors such as pharmaceuticals and oil. The Swiss market, also one of the largest in the region, declined by 15.8%, owing in part to a rise in the value of the Swiss Franc relative to the dollar. On a broader scale, while Europe is clearly not immune to the slowdown in global economic activity, the continent's growth rate remains ahead of the U.S. and Asia, primarily on the relative strength of the European consumer. The World Fund retains a full portfolio weighting in Europe, and has benefited from large positions in stalwarts such as GlaxoSmithKline and BP Amoco in the UK. Results have also been aided by an overweighted position in Switzerland through holdings in Nestle and the drug giant Novartis.

     Japanese equities underperformed other regions of the world during the past fiscal year, setting the tone for the Pacific Basin. Although the new Prime Minister Koizumi continues apace with plans for structural reform, the Japanese economy remains hampered by the impaired state of its financial system and the deflationary backdrop. The Bank of Japan, in an effort to boost growth prospects, has injected liquidity into the system and appears to be pursuing a weak-yen policy. The Fund is underweighted in Japanese equities, although we continue to like a number of companies that are well positioned in their respective industries on a global basis. We hold no exposure to Japan's troubled banking sector.

     During the fiscal year, the Sentinel World Fund fell 13.51%, which compares favorably to the 20.10% decline in the average international equity fund in the Lipper universe, as well as the 19.10% decline in the MSCI Europe, Australia, and Far East Index. The Fund's favorable relative performance was driven primarily by good stock selection, and our focus on well-valued, financially strong companies rewarded in the difficult market climate.

     Market volatility is likely to remain higher than usual over the next year, as investors are forced to deal with the current economic and market uncertainties. Although equities have rebounded sharply in the liquidity-driven aftermath of the events of September 11, risks clearly remain, with future economic and financial market recovery prospects hanging to a large extent on the resolve of the consumer and an eventual rebound in corporate earnings. Looking to 2002, we remain firmly committed to our broad portfolio diversification strategy, and will continue to focus on reasonably priced, well-established companies that are capable of achieving sustained growth in underlying profits.

/s/ Erik B. Granade

Erik B. Granade, CFA


Sentinel World Fund Performance
Class A Shares, March 1, 1993 inception through November 30, 2001

                                    [CHART]

                             [PLOT POINTS TO COME]


* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

+ An unmanaged index of 926 companies representing the stock markets of Europe, Australia, New Zealand and the Far East.

-------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/01
                     w/sales      w/o sales
Period               charge+         charge

1 Year               -17.84%        -13.51%
-------------------------------------------
3 Years               -2.29%         -0.60%
-------------------------------------------
5 Years                2.98%          4.04%
-------------------------------------------
Since
Inception*             8.04%          8.68%
-------------------------------------------
+ Sales charge applicable to year of
  initial investment.

* 3/1/93

 ................................................................................

                              Sentinel World Fund

  Investment in Securities
  at November 30, 2001

                                             Shares             Value
                                                             (Note 1)
  -------------------------------------------------------------------
  Common Stocks 92.6%

  Australia 3.7%
  National Australia                         175,000      $ 2,876,904
  Rio Tinto Limited                           82,000        1,481,571
                                                          -----------
                                                            4,358,475
                                                          -----------

  Brazil 1.3%
* Petroleo Brasileiro
   S.A. (ADR)                                 75,000        1,518,750
                                                          -----------
  Canada 0.8%
  Barrick Gold Corp. (ADR)                    60,000          907,800
                                                          -----------
  France 9.1%
  Compagnie De Saint -
   Gobain                                      9,500        1,386,837
  Michelin                                    62,000        2,029,654
  Societe Generale                            49,000        2,669,810
  Total Fina (ADR)                            39,000        2,499,510
* Vivendi                                     40,000        2,048,599
                                                          -----------
                                                           10,634,410
                                                          -----------

  Germany 4.7%
  BASF A.G                                    45,000        1,732,034
  Bayer A.G. Ord.                             45,000        1,455,796
  Deutsche Bank                               28,000        1,814,166
  SAP A.G. (ADR)                              15,000          465,450
                                                          -----------
                                                            5,467,446
                                                          -----------

  Hong Kong 3.9%
  China Mobile                               335,000        1,187,745
  HSBC Holdings                              280,000        3,392,917
                                                          -----------
                                                            4,580,662
                                                          -----------

  Italy 4.8%
  E.N.I. SpA (ADR)                            38,000        2,249,600
  San Paolo IMI SpA (ADR)                     69,000        1,518,000
  Telecom Italia (ADR)                        22,000        1,859,000
                                                          -----------
                                                            5,626,600
                                                          -----------

  Japan 17.5%
  Canon                                       80,000        2,706,364
  Fuji Photo Film                             75,000        2,579,808
  Fuji Television Network Inc.                   130          575,833
  Hitachi Ltd.                               225,000        1,661,055
  Ito-Yokado Co. Ltd.                         41,000        1,839,370
  Kyocera Corp.                               10,200          762,942
  Nippon Express                             110,000          396,220
  Nippon Telegraph
   & Telephone                                   440        1,820,468
  Shin-Etsu Chem.                             50,000        1,890,236
  Sony Corp.                                  43,400        2,045,625
  Takefuji Corp.                              15,000        1,210,806
  TDK Corp.                                   38,000        1,926,743
  Toyota Motor                                42,000        1,073,297
                                                          -----------
                                                           20,488,767
                                                          -----------

  Mexico 1.0%
  Telefonos de Mexico
   (ADR)                                      35,966        1,205,221
                                                          -----------
  Netherlands 9.0%
  ABN Amro Bank                              140,000        2,277,117
  ING Groep N.V.                              93,852        2,455,880
  Koninklijke Philips
   Electronics N.V. (ADR)                    105,000        2,842,350
  Unilever N.V. ( ADR )                       52,000        2,958,800
                                                          -----------
                                                           10,534,147
                                                          -----------
  Norway 0.9%
  Statoil ASA                                160,000        1,039,578
                                                          -----------
  Portugal 1.5%
  Portugal Telecom (ADR)                     229,500        1,725,840
                                                          -----------
  South Korea 2.1%
  Korea Electric Power
   (ADR)                                     127,400        1,281,644
  Korea Telecom Corp.
   SA (ADR)                                   50,000        1,162,500
                                                          -----------
                                                            2,444,144
                                                          -----------

  Spain 5.1%
  Banco Popular                               50,000        1,642,195
  Endesa (ADR)                               170,000        2,680,900
  Repsol (ADR)                               112,000        1,601,600
                                                          -----------
                                                            5,924,695
                                                          -----------

  Switzerland 9.6%
  Nestle A.G. Registered                      16,000        3,308,161
  Novartis A.G. Registered                    96,000        3,379,293
  Roche Holdings A.G.                         15,500        1,111,526
* Syngenta A.G.                               28,000        1,423,873
  Zurich Financial
   Services A.G.                               8,000        2,043,849
                                                          -----------
                                                           11,266,702
                                                          -----------

  United Kingdom 17.6%
  BP plc                                     220,000        1,623,843
  British Aerospace                          250,000        1,137,474
  BT Group plc (ADR)                          40,000        1,532,000
  Cadbury Schweppes                          191,800        1,212,574
  Diageo plc                                 220,000        2,347,119
  Glaxosmithkline plc
   (ADR)                                      61,140        3,106,524
  Kingfisher plc                             184,100        1,050,327
  Marks & Spencer plc                        275,000        1,366,930
* MMO2 plc (ADR)                              40,000          456,000
  Rolls Royce plc                            315,900          728,794
  Royal Bank of Scotland                      80,000        1,850,767
  Royal Bank of Scotland -
   Value Share                               124,979          138,150
  Scottish Power                             325,000        1,821,742
  Shell Transport &
   Trading (ADR)                              52,000        2,165,800
                                                          -----------
                                                           20,538,044
                                                          -----------

  Total Common Stocks
   (Cost $116,639,814)**                                  108,261,281
                                                          -----------

                                        Principal Amount       Value
                                          (M=$1,000)         (Note 1)
---------------------------------------------------------------------
Corporate Short-Term Notes 6.0%
American Express Corp.
  2.08%,12/03/01                              5,000M     $  4,999,422
Wells Fargo Financial
  2.04%, 12/03/01                             2,000M        1,999,773
                                                         ------------
Total Corporate Short-Term Notes
  (Cost $6,999,195)                                         6,999,195
                                                         ------------
Total Investments
  (Cost $123,639,009)**                                   115,260,476
Excess of Other Assets
  Over Liabilities 1.4%                                     1,616,967
                                                         ------------
Net Assets                                               $116,877,443
                                                         ============


---------------------------------------------------------------------
                         Summary of Foreign Securities
                          by Industry Classification

                                            Percent of       Market
Industry                                    Net Assets       Value

Aerospace & Defense                             1.6%     $  1,866,268
Automobiles, Auto Parts                         2.7%        3,102,951
Banks                                          14.0%       16,365,860
Chemicals                                       4.1%        4,769,905
Computers                                       0.4%          465,450
Consumer Products                               4.5%        5,305,919
Electrical Components                           2.3%        2,689,685
Electrical Equipment                            3.9%        4,503,405
Financial                                       2.6%        3,024,972
Financial Services                              2.1%        2,455,880
Foods, Grocery                                  2.6%        3,051,944
Gold, Precious Metals                           1.3%        1,481,571
Healthcare - Drug/
  Pharmacy                                      2.9%        3,379,293
Household Furniture
  & Appliance                                   1.8%        2,045,625
Industrial - Diversified                        1.8%        2,048,599
Insurance                                       1.7%        2,043,849
Manufacturing & Process                         2.7%        3,118,871
Mining - Diversified                            0.8%          907,800
Office Equipment & Supply                       2.3%        2,706,364
Oil                                            10.8%       12,698,681
Pharmaceuticals                                 3.6%        4,218,050
Photography                                     2.2%        2,579,808
Retail                                          4.9%        5,725,418
Telecommunications                              9.8%       11,524,607
Transportation                                  0.3%          396,220
Utilities - Electric                            4.9%        5,784,286
                                              ------     ------------
                                               92.6%     $108,261,281
                                              ======     ============

*    Non-income producing.
** Also cost for federal income tax purposes. At November 30, 2001 net unrealized depreciation for federal income tax purposes aggregated $8,378,533 of which $13,121,213 related to appreciated securities and $21,499,746 related to depreciated securities.
     (ADR) - American Depository Receipt

                                              See Notes to Financial Statements.

 ................................................................................

                              Sentinel World Fund

Statement of Assets and Liabilities
at November 30, 2001

---------------------------------------------------------------------
Assets

Investments at value (Cost $123,639,009)                 $115,260,476
Cash and cash equivalents                                     943,236
Foreign currency (Cost $1,275,574)                          1,281,415
Receivable for fund shares sold                             1,605,628
Receivable for dividends and interest                         414,094
                                                         ------------
  Total Assets                                            119,504,849
                                                         ------------

---------------------------------------------------------------------
Liabilities
Payable for securities purchased                              720,874
Payable for fund shares repurchased                         1,788,405
Accrued expenses                                               23,264
Management fee payable                                         56,173
Distribution fee payable (Class A Shares)                      12,667
Distribution fee payable (Class B Shares)                      10,561
Distribution fee payable (Class C Shares)                       1,266
Fund service fee payable                                       14,196
                                                         ------------
  Total Liabilities                                         2,627,406
                                                         ------------
Net Assets Applicable to Outstanding Shares              $116,877,443
                                                         ============
Net Asset Value and Offering Price per Share
  Class A Shares
$98,078,770 / 7,423,516 shares outstanding               $      13.21
Sales Charge--5.00% of offering price                            0.70
                                                         ------------
Maximum Offering Price                                   $      13.91
                                                         ============

  Class B Shares
$17,176,455 / 1,327,773 shares outstanding               $      12.94
                                                         ============
  Class C Shares
$1,622,218 / 124,289 shares outstanding                  $      13.05
                                                         ============

---------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                               $     88,756
Paid-in capital                                           124,169,908
Accumulated undistributed net investment income               700,092
Accumulated undistributed net realized gain
  on investments and foreign exchange                         308,243
Unrealized depreciation of investments
  and foreign exchange                                     (8,389,556)
                                                         ------------
Net Assets                                               $116,877,443
                                                         ============


Statement of Operations

For the Year Ended November 30, 2001

---------------------------------------------------------------------
Investment Income

Income:

Dividends                                                   2,274,243 *
Interest                                                      251,418
                                                         ------------
  Total Income                                              2,525,661
                                                         ------------
Expenses:
Management advisory fee                                       725,112
Transfer agent fees                                           249,595
Custodian fees                                                102,922
Distribution expense (Class A Shares)                         292,162
Distribution expense (Class B Shares)                         204,248
Distribution expense (Class C Shares)                          21,919
Accounting services                                            28,400
Auditing fees                                                   7,850
Legal fees                                                      3,750
Reports and notices to shareholders                            19,275
Registration and filing fees                                   32,472
Directors' fees and expenses                                   14,295
Other                                                          23,364
                                                         ------------
  Total Expenses                                            1,725,364
  Expense Offset                                              (25,622)
                                                         ------------
  Net Expenses                                              1,699,742
                                                         ------------
Net Investment Income                                         825,919
                                                         ------------

---------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
  on Investments
Net realized gain (loss) from:
Investments                                                   308,243
Foreign currency transactions                                 (99,314)
                                                         ------------
  Net realized gain                                           208,929
                                                         ------------
Net change in unrealized appreciation
  (depreciation) during the period:
Investments                                               (16,747,470)
Foreign currency transactions                                   1,306
                                                         ------------
Net change in unrealized depreciation                     (16,746,164)
                                                         ------------
Net Realized and Unrealized Loss
  on Investments                                          (16,537,235)
                                                         ------------
Net Decrease in Net Assets from Operations               $(15,711,316)
                                                         ============


* Net of Foreign Tax Withholding of $319,962.


See Notes to Financial Statements.

 ................................................................................

                              Sentinel World Fund

Statement of Changes on Net Assets

                                                  Year Ended         Year Ended
                                                    11/30/01           11/30/00
-------------------------------------------------------------------------------
Decrease in Net Assets from Operations

Net investment income                          $     825,919      $   1,236,542
Net realized gain on sales of investments            208,929         21,264,439
Net change in unrealized depreciation            (16,746,164)       (26,155,297)
                                               -------------      -------------
Net decrease in net assets from operations       (15,711,316)        (3,654,316)
                                               -------------      -------------

-------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                   (960,639)        (1,389,189)
   Class B Shares                                         --           (105,915)
   Class C Shares                                         --                 --
From realized gain on investments
   Class A Shares                                (17,219,960)        (8,841,271)
   Class B Shares                                 (3,985,921)        (1,900,320)
   Class C Shares                                   (360,974)          (147,057)
                                               -------------      -------------
Total distributions to shareholders              (22,527,494)       (12,383,752)
                                               -------------      -------------

-------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                358,860,222        475,720,459
   Class B Shares                                  2,056,972          5,287,527
   Class C Shares                                  7,023,257         30,226,861
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                                 17,329,601          9,530,430
   Class B Shares                                  3,930,320          1,965,603
   Class C Shares                                    360,974            147,057
                                               -------------      -------------
                                                 389,561,346        522,877,937

Less: Payments for shares reacquired
   Class A Shares                               (344,056,630)      (483,691,193)
   Class B Shares                                 (4,665,419)        (4,621,964)
   Class C Shares                                 (7,131,067)       (29,887,791)
                                               -------------      -------------
Increase in net assets from capital
   share transactions                             33,708,230          4,676,989
                                               -------------      -------------
Total Decrease in Net Assets for period           (4,530,580)       (11,361,079)
Net Assets: Beginning of period                  121,408,023        132,769,102
                                               -------------      -------------
Net Assets: End of period                      $ 116,877,443      $ 121,408,023
                                               =============      =============
Undistributed Net Investment Income
   at End of Period                            $     700,092      $     930,466
                                               =============      =============


See Notes to Financial Statements.

 ................................................................................

                              Sentinel World Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                        Year Ended    Year Ended     Year Ended    Year Ended   Year Ended
                                                      11/30/01 (B)  11/30/00 (B)       11/30/99      11/30/98     11/30/97
--------------------------------------------------------------------------------------------------------------------------
Class A Shares

Net asset value at beginning of period                     $ 18.64       $ 21.28       $  18.19      $  17.25      $ 15.69
                                                           -------       -------       --------      --------      -------
Income (Loss) from Investment Operations
Net investment income                                         0.12          0.21           0.28          0.18         0.11
Net realized and unrealized gain (loss) on investments       (2.16)        (0.90)          2.98          1.52         1.80
                                                           -------       -------       --------      --------      -------
Total from investment operations                             (2.04)        (0.69)          3.26          1.70         1.91
                                                           -------       -------       --------      --------      -------
Less Distributions
Dividends from net investment income                          0.18          0.26           0.17          0.12         0.11
Distributions from realized gains on investments              3.21          1.69             --          0.64         0.24
                                                           -------       -------       --------      --------      -------
Total Distributions                                           3.39          1.95           0.17          0.76         0.35
                                                           -------       -------       --------      --------      -------
Net asset value at end of period                           $ 13.21       $ 18.64       $  21.28      $  18.19      $ 17.25
                                                           =======       =======       ========      ========      =======
Total Return (%) *                                          (13.51)        (3.85)         18.09         10.34        12.52
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)               1.26          1.23           1.25          1.26         1.32
Ratio of net investment income to average
   net assets (%)                                             0.88          1.06           1.86          1.18         1.14
Portfolio turnover rate (%)                                     29            47             35            12           21
Net assets at end of period (000 omitted)                  $98,079       $96,354       $107,413      $100,790      $89,740

                                                        Year Ended    Year Ended     Year Ended    Year Ended   Year Ended
                                                      11/30/01 (B)  11/30/00 (B)   11/30/99 (B)  11/30/98 (B) 11/30/97 (B)
--------------------------------------------------------------------------------------------------------------------------
Class B Shares

Net asset value at beginning of period                     $ 18.30       $ 20.95       $  17.92      $  17.05      $ 15.58
                                                           -------       -------       --------      --------      -------
Income (Loss) from Investment Operations
Net investment income                                        (0.02)         0.02           0.10          0.04         0.01
Net realized and unrealized gain (loss) on investments       (2.13)        (0.89)          2.95          1.47         1.74
                                                           -------       -------       --------      --------      -------
Total from investment operations                             (2.15)        (0.87)          3.05          1.51         1.75
                                                           -------       -------       --------      --------      -------
Less Distributions
Dividends from net investment income                            --          0.09           0.02            --         0.04
Distributions from realized gains on investments              3.21          1.69             --          0.64         0.24
                                                           -------       -------       --------      --------      -------
Total Distributions                                           3.21          1.78           0.02          0.64         0.28
                                                           -------       -------       --------      --------      -------
Net asset value at end of period                           $ 12.94       $ 18.30       $  20.95      $  17.92      $ 17.05
                                                           =======       =======       ========      ========      =======
Total Return (%) *                                          (14.36)        (4.79)         17.05          9.24        11.52
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)               2.21          2.19           2.16          2.25         2.18
Ratio of net investment income (loss) to average
   net assets (%)                                            (0.08)         0.08           0.98          0.19         0.23
Portfolio turnover rate (%)                                     29            47             35            12           21
Net assets at end of period (000 omitted)                  $17,176       $22,974       $ 23,536      $ 18,163      $10,121

(B) Per share data calculated utilizing average daily shares outstanding.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

 ................................................................................

                              Sentinel World Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                                                          Period from
                                                         Year Ended       Year Ended       Year Ended  5/4/98 through
                                                       11/30/01 (B)     11/30/00 (B)     11/30/99 (B)  11/30/98 (A)(B)
----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period                      $18.47           $21.08           $18.05          $19.57
                                                        ----------     ------------      -----------     -----------
Income (Loss) from Investment Operations
Net investment income (loss)                                 (0.08)            0.07             0.09           (0.02)
Net realized and unrealized gain (loss) on investments       (2.13)           (0.99)            2.94           (1.50)
                                                        ----------     ------------      -----------     -----------
Total from investment operations                             (2.21)           (0.92)            3.03           (1.52)
                                                        ----------     ------------      -----------     -----------
Less Distributions
Dividends from net investment income                            --               --               --              --
Distributions from realized gains on investments              3.21             1.69               --              --
                                                        ----------     ------------      -----------     -----------
Total Distributions                                           3.21             1.69               --              --
                                                        ----------     ------------      -----------     -----------
Net asset value at end of period                            $13.05           $18.47           $21.08          $18.05
                                                        ==========     ============      ===========     ===========
Total Return (%) *                                          (14.59)           (5.00)           16.79           (7.77)++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)               2.36             2.33             2.29            2.21 +
Ratio of net investment income (loss) to average
   net assets (%)                                            (0.43)            0.32             0.85            0.23 +
Portfolio turnover rate (%)                                     29               47               35              12
Net assets at end of period (000 omitted)                   $1,622           $2,080           $1,820          $1,013

(A) Commenced operations May 4, 1998.
(B) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

 ................................................................................

   Sentinel Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index.

                           Sentinel Growth Index Fund

Our economic outlook calls for a gradual improvement in the economy and corporate profits in 2002.

The Sentinel Growth Index Fund earned a -17.43% return for the fiscal year, in line with the -16.60% return for the S&P 500/Barra Growth Index.

     Growth stocks started off the year on a negative note as the slowdown in the economy caused a number of technology companies to miss earnings estimates during the first quarter.

The fund earned a positive return during the second quarter as investors began to discount an economic recovery.

     In the third quarter, the market moved lower when it became clear that the economic recovery was going to be delayed until 2002. The events of September 11th led investors to seek out low risk investments and most growth indexes declined as a result. The market and most growth stocks bounced back nicely during the last two months of the fiscal year as investors began to see early signs of the long-awaited economic recovery.

     Our economic outlook calls for a gradual improvement in the economy and corporate profits in 2002. In that environment, we would expect growth stocks to attract renewed interest from investors.

/s/ Robert L. Lee

Robert L. Lee, CFA

/s/ Charles C. Schwartz

Charles C. Schwartz, CFA

"S&P 500/BARRA Growth" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Sentinel Advisors Company. Sentinel Growth Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in Sentinel Growth Index Fund.


Sentinel Growth Index Fund Performance
Class A Shares, September 13, 1999 inception through November 30, 2001

                                    [CHART]

                             [PLOT POINTS TO COME]


* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 2.5% sales charge and includes all expenses and management fees, while that shown for the Indices does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

+ Unmanaged indices of stocks reflecting average prices in the stock market.

-------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/01
                     w/sales      w/o sales
Period               charge+         charge

1 Year               -19.50%        -17.43%
-------------------------------------------
Since
Inception*           -12.38%        -11.37%
-------------------------------------------
+ Sales charge applicable to year of
  initial investment.

* 9/13/99

 ................................................................................

                          Sentinel Growth Index Fund

Investment in Securities
at November 30, 2001
                                              Shares           Value
                                                             (Note 1)
---------------------------------------------------------------------

  Common Stocks 99.8%
  Basic Materials 0.1%
  Ecolab, Inc.                                 1,700      $    63,580
  Int'l. Flavors & Fragrances                  1,300           39,845
                                                          -----------
                                                              103,425
                                                          -----------
  Capital Goods 10.7%
* Allied Waste
   Industries, Inc.                            2,600           30,784
  Avery Dennison Corp.                         1,456           78,595
  Fluor Corp.                                  1,100           41,635
  General Electric Co.                       132,955        5,118,767
  Millipore Corp.                                597           35,641
  Minnesota Mining
   & Manufacturing                             5,300          607,274
  Pitney Bowes, Inc.                           3,300          136,884
  Tyco International Ltd.                     25,900        1,522,920
  United Technologies                          6,300          379,260
                                                          -----------
                                                            7,951,760
                                                          -----------
  Communication Services 2.8%
* Nextel Communications                       10,200          109,344
  SBC Communications                          45,100        1,685,838
* Sprint Corp. (PCS Group)                    12,510          312,125
                                                          -----------
                                                            2,107,307
                                                          -----------
  Consumer Cyclicals 11.3%
* Bed Bath & Beyond, Inc.                      3,900          126,633
* Best Buy Co., Inc.                           2,800          199,892
  Block, H & R Inc.                            2,400           95,616
  Cintas Corp.                                 2,300           98,302
* Convergys Corp.                              2,300           76,429
  Dollar General                               4,400           59,400
  Dow Jones & Co.                              1,197           60,592
  Family Dollar Stores, Inc.                   2,300           68,540
  Gap Stores                                  11,446          151,431
  Harley-Davidson, Inc.                        4,080          214,526
  Home Depot                                  31,268        1,458,965
  IMS Health, Inc.                             3,928           80,445
* International Game
   Technology                                  1,000           61,990
  Interpublic Group of Cos.                    5,028          146,466
* Kohls Corp.                                  4,436          300,983
  Lowe's Companies                            10,300          466,693
  Mattel, Inc.                                 5,700          104,937
  Maytag Corp.                                 1,000           28,930
  McGraw-Hill Cos.                             2,600          146,900
  NY Times Co.- Class A                        2,100           95,445
  Omnicom Group, Inc.                          2,481          213,019
  Radioshack Corp.                             2,454           71,068
* Sabre Holdings Corp.                         1,800           62,442
  Target Corporation                          12,000          450,480
  Tiffany & Co.                                1,900           54,720
  TJX Companies                                3,800          143,222
* TMP Worldwide, Inc.                          1,400           57,806
  Wal-Mart Stores                             59,821        3,299,128
                                                          -----------
                                                            8,395,000
                                                          -----------
  Consumer Staples 15.4%
  AmerisourceBergen Corp.                      1,400           83,286
  Anheuser-Busch Co.                          11,984          516,510
  Avon Products, Inc.                          3,201          152,816
  Campbell Soup Company                        5,469          160,296
  Cardinal Health, Inc.                        5,950          406,504
  Clorox Co.                                   3,200          126,464
  Coca-Cola Co.                               33,345        1,565,881
  Colgate Palmolive Co.                        7,494          437,350
  CVS Corp.                                    5,200          140,140
  Deluxe Corp.                                   900           35,568
  General Mills, Inc.                          4,888          241,223
  Gillette Co.                                14,057          459,664
  Heinz, H.J                                   4,694          178,935
  Hershey Foods Corp.                          1,800          117,828
  Kellogg Co.                                  5,412          159,600
  Kimberly-Clark Corp.                         7,100          413,007
* Kroger Co.                                  10,800          273,456
  PepsiCo, Inc.                               23,654        1,150,294
  Philip Morris                               29,500        1,391,515
  Procter & Gamble                            17,400        1,347,804
  Ralston Purina Co.                           4,100          135,833
* Robert Half Int'l., Inc.                     2,300           61,985
  Sara Lee Corp.                              10,524          230,265
* Starbucks Corp.                              5,000           88,600
  Sysco Corp.                                  8,940          219,835
* Tricon Global Restaurants                    2,010           95,375
  Tupperware Corp.                               739           14,529
  Unilever NV                                  7,700          438,130
* Univision Communications,
   Inc.                                        2,800           99,708
  UST, Inc.                                    2,199           78,944
  Walgreen Co.                                13,586          448,338
  Winn-Dixie Stores, Inc.                      1,800           24,678
  Wrigley (Wm.) Jr. Co.                        3,076          155,461
                                                          -----------
                                                           11,449,822
                                                          -----------
  Energy 0.2%
  Halliburton Co.                              5,700          122,151
                                                          -----------
  Financials 5.9%
  American Express Co.                        17,700          582,507
  Bank of New York Co.                         9,800          384,552
  Capital One Financial Corp.                  2,800          140,084
  Charles Schwab Corp.                        18,460          265,085
  Fannie Mae                                  13,400        1,053,240
  Fifth Third Bancorp                          7,700          462,693
  Marsh & McLennan Co.                         3,700          395,789
  Mellon Financial Corp.                       6,400          239,296
  Moody's Corporation                          2,089           72,426
  Northern Trust Corp.                         3,000          173,520
  Providian Financial Corp.                    3,760           10,039
  State Street Corp.                           4,400          230,296
  Stilwell Financial, Inc.                     2,900           68,788
  Synovus Financial Corp.                      3,800           89,300
  USA Education, Inc.                          2,168          184,432
                                                          -----------
                                                            4,352,047
                                                          -----------
  Health Care 25.4%
  Abbott Laboratories                         20,735        1,140,425
  Allergan, Inc.                               1,762          133,013
  American Home Products
   Corp.                                      17,600        1,057,760
* Amgen, Inc.                                 13,986          929,090
  Applera Corp-Applied
   Biosytems Group                             2,812           93,077
  Baxter International                         7,900          410,800
* Biogen, Inc.                                 1,980          116,642
  Biomet, Inc.                                 3,550           99,365
  Bristol-Myers Squibb Co.                    26,018        1,398,727
* Chiron Corp.                                 2,500          108,550
* Forest Labs, Inc. - Class A                  2,400          169,920
* Guidant Corp.                                4,125          201,341
  HCA, Inc.                                    7,200          279,288
* Health Management
   Associates, Inc.                            3,200           62,432
* Immunex Corp.                                7,100          191,700
  Johnson & Johnson                           40,550        2,362,037
* King Pharmaceuticals, Inc.                   3,266          130,117
  Lilly, Eli & Co.                            15,060        1,245,010
* MedImmune, Inc.                              2,900          127,716
  Medtronic, Inc.                             16,228          767,260
  Merck & Co.                                 30,765        2,084,329
  Pfizer, Inc.                                84,528        3,660,908
  Pharmacia Corp.                             17,400          772,560
  Schering-Plough                             19,574          699,379
* St. Jude Medical, Inc.                       1,200           89,400
* Stryker Corp.                                2,600          142,766
  UnitedHealth Group, Inc.                     4,300          307,235
* Zimmer Holdings, Inc.                        2,541           81,973
                                                          -----------
                                                           18,862,820
                                                          -----------
  Technology 27.8%
  Adobe Systems, Inc.                          3,188          102,271
* Altera Corporation                           5,100          116,076
* Analog Devices, Inc.                         4,800          204,000
* Applied Micro Circuits
   Corp.                                      10,900          433,275
  Automatic Data Processing                    8,363          463,812
* Avaya, Inc.                                  3,700           42,069
* Cisco Systems, Inc.                         97,960        2,003,282
* Citrix Systems, Inc.                         2,400           53,688
* Comverse Technology, Inc.                    2,400           51,336
* Concord EFS, Inc.                            6,400          191,872
* Dell Computer Corp.                         34,823          972,606
  Electronic Data Systems                      6,300          436,086
* EMC Corporation                             29,492          495,171
  Equifax, Inc.                                1,872           46,594
  First Data Corp.                             5,300          388,172
* Fiserv, Inc.                                 2,450           95,697
  Intel Corporation                           90,008        2,939,661
  International Business
   Machines                                   23,304        2,693,709
* KLA-Tencor Corp.                             2,500          125,575
* Lexmark Int'l., Inc. - Class A               1,729           89,337
  Linear Technology                            4,300          176,429
* Maxim Integrated Products                    4,400          241,164
* Mercury Interactive Corp.                    1,100           33,869
* Microsoft Corp.                             72,043        4,625,881
* Network Appliance, Inc.                      4,344           67,158
* NVIDIA Corp.                                 1,900          103,816
* Oracle Corporation                          75,108        1,053,765
* Parametric Technology
   Corp.                                       3,500           30,625
  Paychex, Inc.                                5,022          175,820
* Peoplesoft, Inc.                             3,900          136,149
* PMC-Sierra, Inc.                             2,200           50,138
* QLogic Corporation                           1,200           59,340
* Qualcomm, Inc.                              10,158          596,478
  Scientific Atlanta                           2,200           59,158
* Siebel Systems, Inc.                         6,000          134,100
* Sun Microsystems                            43,536          619,953
* Tellabs, Inc.                                5,381           82,222
* Veritas Software Corp.                       5,300          206,117
* Xilinx, Inc.                                 4,450          160,690
* Yahoo!, Inc.                                 7,580          118,021
                                                          -----------
                                                           20,675,182
                                                          -----------
  Transportation 0.1%
* USAir Group, Inc.                              892            6,681
                                                          -----------
  Utilities 0.1%
* Calpine Corp.                                4,000           86,240
                                                          -----------
  Total Common Stocks
   (Cost $82,479,807)**                                    74,112,435
                                                          -----------
  Excess of Other Assets
  Over Liabilities 0.2%                                       114,341
                                                          -----------
  Net Assets                                              $74,226,776
                                                          ===========

*    Non-income producing.
** Cost for federal income tax purposes is substantially similar. At November 30, 2001 net unrealized depreciation for federal income tax purposes aggregated $8,367,372 of which $5,522,715 related to appreciated securities and $13,890,087 related to depreciated securities.

                                              See Notes to Financial Statements.

 ................................................................................

                          Sentinel Growth Index Fund

Statement of Assets and Liabilities
at November 30, 2001

---------------------------------------------------------------------
Assets
Investments at value (Cost $82,479,807)                  $ 74,112,435
Cash and cash equivalents                                     345,895
Receivable for securities sold                                105,878
Receivable for fund shares sold                                65,543
Receivable for dividends                                       59,638
Receivable from fund administrator                              6,099
                                                         ------------
  Total Assets                                             74,695,488
                                                         ------------

---------------------------------------------------------------------
Liabilities
Payable for securities purchased                              346,624
Payable for fund shares repurchased                            58,607
Accrued expenses                                               17,144
Management fee payable                                         17,841
Distribution fee payable (Class A Shares)                       7,758
Distribution fee payable (Class B Shares)                      10,602
Distribution fee payable (Class C Shares)                         674
Fund service fee payable                                        9,462
                                                         ------------
  Total Liabilities                                           468,712
                                                         ------------
Net Assets Applicable to Outstanding Shares              $ 74,226,776
                                                         ============
  Class A Shares
$57,584,909 / 3,764,102 shares outstanding               $      15.30
Sales Charge -- 2.50% of offering price                          0.39
                                                         ------------
Maximum Offering Price                                   $      15.69
                                                         ============
  Class B Shares
$15,778,245 / 1,048,037 shares outstanding               $      15.06
                                                         ============
  Class C Shares
$863,622 / 58,446 shares outstanding                     $      14.78
                                                         ============

---------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                               $     48,706
Paid-in capital                                           104,569,024
Accumulated undistributed net realized loss
  on investments                                          (22,023,582)
Unrealized depreciation of investments                     (8,367,372)
                                                         ------------
Net Assets                                               $ 74,226,776
                                                         ============


Statement of Operations
For the Year Ended November 30, 2001

---------------------------------------------------------------------
Investment Income
Income:
Dividends                                                $    639,146
Interest                                                          969
                                                         ------------
  Total Income                                                640,115
                                                         ------------
Expenses:
Management advisory fee                                       228,914
Transfer agent fees                                           130,840
Custodian fees                                                 54,872
Distribution expense (Class A Shares)                          84,752
Distribution expense (Class B Shares)                         128,813
Distribution expense (Class C Shares)                           6,708
Accounting services                                            24,790
Auditing fees                                                   6,800
Legal fees                                                      1,850
Reports and notices to shareholders                            10,000
Registration and filing fees                                   32,018
Directors' fees and expenses                                    9,021
Other                                                          32,712
                                                         ------------
  Total Expenses                                              752,090
  Expense Reimbursement                                       (91,378)
  Expense Offset                                               (6,222)
                                                         ------------
  Net Expenses                                                654,490
                                                         ------------
Net Investment Loss                                           (14,375)
                                                         ------------

---------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
  on Investments
Net realized loss on sales of investments                 (18,307,146)
Net change in unrealized appreciation
  (depreciation)                                            2,561,753
                                                         ------------
Net Realized and Unrealized Loss
  on Investments                                          (15,745,393)
                                                         ------------
Net Decrease in Net Assets from Operations               $(15,759,768)
                                                         ============


See Notes to Financial Statements.

 ................................................................................

                          Sentinel Growth Index Fund

Statement of Changes on Net Assets

                                                  Year Ended        Year Ended
                                                    11/30/01          11/30/00
------------------------------------------------------------------------------
Decrease in Net Assets from Operations
Net investment loss                             $    (14,375)     $   (223,171)
Net realized loss on sales of investments        (18,307,146)       (3,694,282)
Net change in unrealized appreciation
   (depreciation)                                  2,561,753       (12,579,771)
                                                ------------      ------------
Net decrease in net assets from operations       (15,759,768)      (16,497,224)
                                                ------------      ------------

------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                         --           (10,978)
   Class B Shares                                         --                --
   Class C Shares                                         --                -- *
From net realized gain on investments
   Class A Shares                                         --            (3,984)
   Class B Shares                                         --            (1,238)
   Class C Shares                                         --                -- *
                                                ------------      ------------
Total distributions to shareholders                       --           (16,200)
                                                ------------      ------------

------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                 14,527,019        71,723,335
   Class B Shares                                  3,655,963        20,026,377
   Class C Shares                                    530,630           750,471 *
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                                         --             9,849
   Class B Shares                                         --             1,182
   Class C Shares                                         --                -- *
                                                ------------      ------------
                                                  18,713,612        92,511,214

Less: Payments for shares reacquired
   Class A Shares                                (13,552,869)      (19,301,458)
   Class B Shares                                 (4,413,232)       (4,303,839)
   Class C Shares                                   (133,765)           (1,701)*
                                                ------------      ------------
Increase in net assets from capital
   share transactions                                613,746        68,904,216
                                                ------------      ------------
Total Increase (Decrease) in Net Assets
   for period                                    (15,146,022)       52,390,792
Net Assets: Beginning of period                   89,372,798        36,982,006
                                                ------------      ------------
Net Assets: End of period                       $ 74,226,776      $ 89,372,798
                                                ============      ============
Undistributed Net Investment Income
   at End of Period                             $         --      $         --
                                                ============      ============

 . For the period from March 30, 2000 (commencement of operations) through November 30, 2000.

See Notes to Financial Statements.

 ................................................................................

                          Sentinel Growth Index Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                                               Period from
                                                              Year Ended      Year Ended   9/13/99 through
                                                            11/30/01 (B)    11/30/00 (B)    11/30/99(A)(B)
----------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period                          $ 18.53         $ 21.30           $ 20.00
                                                            -----------      ----------    --------------
Income (Loss) from Investment Operations

Net investment income (loss)                                       0.03           (0.02)             0.02
Net realized and unrealized gain (loss) on investments            (3.26)          (2.74)             1.28
                                                            -----------      ----------    --------------
Total from investment operations                                  (3.23)          (2.76)             1.30
                                                            -----------      ----------    --------------
Less Distributions
Dividends from net investment income                                 --            0.01                --
Distributions from realized gains on investments                     --            0.00 **             --
                                                            -----------      ----------    --------------
Total Distributions                                                  --            0.01                --
                                                            -----------      ----------    --------------
Net asset value at end of period                                $ 15.30         $ 18.53           $ 21.30
                                                            ===========      ==========    ==============
Total Return (%) *                                               (17.43)         (12.97)             6.50 ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                    0.66            0.66              0.63 +
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) ***                        0.78            0.76              1.11 +
Ratio of net investment income (loss) to average
   net assets (%)                                                  0.19           (0.07)             0.46 +
Ratio of net investment income (loss) to average net assets
   before voluntary expense reimbursements (%)***                  0.07           (0.17)            (0.01)+
Portfolio turnover rate (%)                                          52              30                 3 ++
Net assets at end of period (000 omitted)                       $57,585         $68,451           $28,530

                                                                                               Period from
                                                              Year Ended      Year Ended   9/13/99 through
                                                            11/30/01 (B)    11/30/00 (B)    11/30/99(A)(B)
----------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period                          $ 18.38         $ 21.28           $ 20.00
                                                            -----------      ----------    --------------
Income (Loss) from Investment Operations
Net investment loss                                               (0.10)          (0.19)            (0.01)
Net realized and unrealized gain (loss) on investments            (3.22)          (2.71)             1.29
                                                            -----------      ----------    --------------
Total from investment operations                                  (3.32)          (2.90)             1.28
                                                            -----------      ----------    --------------
Less Distributions
Dividends from net investment income                                 --              --                --
Distributions from realized gains on investments                     --            0.00 **             --
                                                            -----------      ----------    --------------
Total Distributions                                                  --              --                --
                                                            -----------      ----------    --------------
Net asset value at end of period                                $ 15.06         $ 18.38           $ 21.28
                                                            ===========      ==========    ==============
Total Return (%) *                                               (18.06)         (13.62)             6.40 ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                    1.48            1.45              1.17 +
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) ***                        1.60            1.54              1.66 +
Ratio of net investment loss to average
   net assets (%)                                                 (0.63)          (0.85)            (0.14)+
Ratio of net investment loss to average net assets
   before voluntary expense reimbursements (%)***                 (0.75)          (0.94)            (0.62)+
Portfolio turnover rate (%)                                          52              30                 3 ++
Net assets at end of period (000 omitted)                       $15,778         $20,314           $ 8,452

(A) Commenced operations September 13, 1999.
(B) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Represents less than $.005 of average daily shares outstanding.
*** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

 ................................................................................

                          Sentinel Growth Index Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                       Period from
                                                     Year Ended    3/30/00 through
                                                   11/30/01 (B)    11/30/00 (B)(C)

----------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period                 $ 18.36            $ 23.59
                                                  ------------     --------------
Loss from Investment Operations
Net investment loss                                      (0.36)             (0.29)
Net realized and unrealized loss on investments          (3.22)             (4.94)
                                                  ------------     --------------
Total from investment operations                         (3.58)             (5.23)
                                                  ------------     --------------
Less Distributions
Dividends from net investment income                        --                 --
Distributions from realized gains on investments            --                 --
                                                  ------------     --------------
Total Distributions                                         --                 --
                                                  ------------     --------------
Net asset value at end of period                       $ 14.78            $ 18.36
                                                  ============     ==============
Total Return (%) *                                      (19.50)            (22.17)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)           3.23               2.35 +
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) ***               3.34               2.45 +
Ratio of net investment loss to average
   net assets (%)                                        (2.37)             (1.81)+
Ratio of net investment loss to average net assets
   before voluntary expense reimbursements (%)***        (2.48)             (1.90)+
Portfolio turnover rate (%)                                 52                 30
Net assets at end of period (000 omitted)              $   864            $   608

(B) Per share data calculated utilizing average daily shares outstanding.
(C) Commenced operations March 30, 2000.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
*** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

 ................................................................................

 Sentinel Common Stock Fund seeks a combination of growth of capital, current income, growth of income, and relatively low risk as compared with the stock market as a whole, by investing mainly in a diverse group of common stocks of well-established companies.

                          Sentinel Common Stock Fund

The pessimism that gripped investors over much of the year has given way to a more optimistic assessment of future trends. Stock market gains from current levels will need to be backed by firming business fundamentals and earnings growth trends.

The Sentinel Common Stock Fund returned -6.43% for the fiscal year ending November 30, 2001. This compares favorably to the returns on market indices such as the Standard & Poor's 500 which returned -12.21%, and the Standard & Poor's Barra Value Index which returned -8.60%. The Common Stock Fund moderately lagged peer mutual fund indices, with Morningstar Large Cap Value returning -2.70% and Lipper Large Cap Value -3.90%. The reason for the unusual divergence in market benchmark and peer group returns can be attributed to the pattern of returns in the stock market this fiscal year. Small and mid capitalization stocks outperformed large company shares by 10-15%, based on various index evaluations. The Common Stock Fund is predominantly invested in large company stocks, while the average peer group fund has a larger percentage of holdings in mid/small cap stocks - a major factor influencing investment return this fiscal year.

     After a decade-long expansion, the economy lapsed into recession during 2001. Normal cyclical downturns after years of expansion are to be expected. In this cycle, a couple of factors have weighed more heavily on the economy, likely prolonging the pace of recovery well into 2002. Foremost has been the capital expenditure bubble focused primarily on technology and telecommunications spending. Corporations increased spending on new technologies at a dramatic pace in the late 1990's, outstripping their cash flow generating ability. While this spending increased efficiency, pent up demand has been fulfilled for many capital needs. As a result, corporations have dramatically decreased new capital commitment plans during the recession in an effort to cut costs and enhance earnings. This sharp curtailment has impacted economic growth more than many investors expected.

     A second factor impacting the economy has been the increase in debt levels among corporations and individuals. While the federal government experienced increasing budget surpluses in the late 1990's and reduced debt outstanding, the private sector was expanding its borrowing in the midst of strong economic growth, which was assumed to be enduring. Corporate cash flow has turned sharply negative in the recession as business activity has ebbed while costs have decreased at a slower pace. The dramatic increase in layoffs in the second half of 2001 is an attempt by many companies to reduce bloated cost structures. Individuals were equally liberal in increasing debt outstanding, given the excellent employment environment and abundant wealth accumulation opportunities of the late 1990's. The slowing economy and increasing layoffs have induced newfound austerity among consumers. The process of debt repayment among both groups will be another factor that impacts the rate of economic revival over the coming year.

     It is fortunate that the Federal Reserve and the federal government have been quick to realize that this recession would require a greater dose of stimulus to effect a recovery, given the factors cited above. The Fed has decreased interest rates by 4.50% in 10 steps this year - the most dramatic monetary response in its history. The federal government has increased fiscal spending on many fronts to bolster economic activity. Due to the horrible terrorist incidents on September 11th policymakers intensified actions to cushion the erosion in confidence that threatened to further hurt economic activity. The impact of these moves has been to stabilize a fragile economy. We believe the elements are in place for a resumption in growth next year.


Sentinel Common Stock Fund Performance
Class A Shares, Ten Years Ended through November 30, 2001

                                    [CHART]

                             [PLOT POINTS TO COME]

* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

+ An unmanaged index of stocks reflecting average prices in the stock market.

-------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/01
                     w/sales      w/o sales
Period               charge+         charge

1 Year               -11.11%         -6.43%
-------------------------------------------
5 Years                6.40%          7.50%
-------------------------------------------
10 Years              11.12%         11.69%
-------------------------------------------
+ Sales charge applicable to year of
  initial investment.

 ................................................................................

     The equity market experienced a year of heightened volatility as the reality of weakening corporate earnings and oncoming recession became more evident. The hope that the economic downturn would be short-lived was not fulfilled, as business activity continued to decline throughout the year. Sharp stock market rallies in January and in April/May quickly reversed as evidence of recovery remained elusive. Investors rotated emphasis among stock market sectors at a rapid pace in an attempt to be well positioned in industries deemed beneficiaries of recovery. By fiscal year end, the stronger stock market performers were consumer cyclicals, basic materials and transportation issues -- all areas leveraged to a economic rebound. Notable underperformers included utilities, technology and capital goods issues. During the year, practically every market sector experienced sharp rallies and difficult setbacks -- a sign of investor uncertainty . In summary, the stock market trend was to the downside with pronounced volatility in investor expectations and sector performance.

     Looking back at the performance of the Common Stock Fund over the past year, a number of notable factors stand out. The investment objectives of the Fund have been, and always will be, focused on high quality large cap companies. As mentioned above, the meaningful outperformance of mid and small capitalization stocks versus large company issues impacted results negatively. The sectors that provided the greatest outperformance versus market benchmarks during the fiscal year included technology, communications services, capital goods and health care. Areas of underperformance included financials, consumer cyclicals and utilities. Stock selection and sector emphasis were both favorable contributors to investment results.

     As we approached fiscal year end, the stock market rallied substantially from the lows experienced after the September 11th attacks. The strong rebound is viewed in the markets as confirmation that the economy may finally be turning positive. We are hopeful that this is the case. While the Common Stock Fund was down for the year, recent performance has certainly benefited from the market rebound. The pessimism that gripped investors over much of the year has given way to a more optimistic assessment of future trends. Stock market gains from current levels will need to be backed by firming business fundamentals and earnings growth trends. We maintain a well diversified, relatively sector neutral portfolio structure in the Fund awaiting concrete fundamental evidence of business strength to concentrate on sectors we feel will be leaders in the next positive stock market cycle. While investors that have been prone to "jump the gun" repeatedly over the past year in drawing definitive conclusions on fleeting trends, we prefer to invest on fundamentals realities.

     In summary, the Sentinel Common Stock Fund performed reasonably well in comparison to market benchmarks and below peers universe levels during an exceptionally turbulent year. While the pattern of returns in the stock market have shifted to favor smaller companies for the time being, we continue to execute on our mandate of focusing primarily on high quality large companies. Over time, our disciplined investment strategy has delivered consistent returns at moderate risk levels. As the business environment improves from current depressed levels, we are optimistic about the outlook for stocks and expect attractive returns for Fund investors over a reasonable horizon.

     We thank you for your continuing support.

/s/ Van Harissis

Van Harissis, CFA


/s/ Daniel J. Manion

Daniel J. Manion, CFA

 ................................................................................

                          Sentinel Common Stock Fund

Investment in Securities
at November 30, 2001
                                              Shares        Value
                                                           (Note 1)
---------------------------------------------------------------------
  Common Stocks 93.7%
  Basic Materials 7.9%
  Alcan, Inc.                                253,700    $   9,128,126
  Dow Chemical Co.                           541,400       20,302,500
  Dupont (EI) de Nemours                     324,900       14,406,066
  Engelhard Corp.                            252,300        7,051,785
  International Paper Co.                    649,100       25,931,545
  Mead Corp.                                 336,400       10,401,488
  Rohm & Haas Co.                            326,200       11,580,100
                                                        -------------
                                                           98,801,610
                                                        -------------
  Capital Goods 9.3%
  Caterpillar, Inc.                          122,500        5,808,950
  Deere & Co.                                165,000        6,598,350
  Diebold, Inc.                              235,000        9,115,650
  General Dynamics Corp.                     261,300       21,727,095
  General Electric Co.                       345,000       13,282,500
  Pall Corp.                                 462,700       10,651,354
  Parker-Hannifin Corp.                      220,100        9,035,105
  Raytheon Co.                               836,400       27,408,828
  United Technologies
   Corp                                      213,800       12,870,760
                                                        -------------
                                                          116,498,592
                                                        -------------
  Communication Services 7.4%
  Alltel Corp.                               210,000       13,666,800
  AT & T Corporation                         670,000       11,718,300
* AT & T Wireless
   Services, Inc.                            215,606        3,012,016
  Bellsouth Corp.                            249,000        9,586,500
  Qwest Communications
   Int'l., Inc.                              334,200        3,976,980
  SBC Communications,
   Inc                                       169,400        6,332,172
  Sprint Corp. (Fon Group)                   625,000       13,618,750
  Verizon Communications                     658,800       30,963,600
                                                        -------------
                                                           92,875,118
                                                        -------------
  Consumer Cyclicals 5.4%
  Ford Motor Co.                             743,000       14,072,420
  Marriott Int'l. - Class A                  185,600        6,982,272
  McGraw-Hill Cos                            399,600       22,577,400
  Omnicom Group, Inc.                         79,600        6,834,456
  TRW, Inc.                                  300,000       11,706,000
  Walt Disney Co.                            250,000        5,117,500
                                                        -------------
                                                           67,290,048
                                                        -------------
  Consumer Staples 6.9%
  Kimberly-Clark Corp.                       410,000       23,849,700
* Liberty Media Corp.                      1,449,000       19,054,350
  Newell Rubbermaid, Inc.                    250,000        6,412,500
  Philip Morris Cos., Inc.                   390,000       18,396,300
  Sara Lee Corp.                             820,000       17,941,600
                                                        -------------
                                                           85,654,450
                                                        -------------
  Energy 12.5%
  Anadarko Petroleum
   Corp                                      113,900        5,911,410
  Baker Hughes, Inc.                         275,200        9,073,344
  Burlington Resources,
   Inc                                       378,700       13,307,518
  ChevronTexaco Corp.                        200,000       17,002,000
  EOG Resources, Inc.                        333,100       11,651,838
  Exxon Mobil Corp.                        1,156,510       43,253,474
  GlobalSantaFe Corp.                        360,300        8,719,260
  Ocean Energy, Inc.                         950,000       16,834,000
  Royal Dutch Petroleum
   Co                                        303,100       14,651,854
  Schlumberger Ltd.                          300,000       14,403,000
  Transocean Sedco Forex                      67,760        1,917,608
                                                        -------------
                                                          156,725,306
                                                        -------------
  Financials 16.4%
  American Express Co.                       280,800        9,241,128
  American Int'l. Group                      338,000       27,851,200
  AON Corp.                                  570,000       20,423,100
  Bank of New York Co.                       528,600       20,742,264
* Berkshire Hathaway,
   Inc. - Class A                                410       28,700,000
  Chubb Corporation                          290,000       20,317,400
  Citigroup, Inc.                            675,066       32,335,661
  Fleetboston Financial
   Corp                                      230,000        8,452,500
  US Bancorp                                 650,000       12,337,000
  Wachovia Corp.                             208,000        6,437,600
  Wells Fargo & Co.                          425,000       18,190,000
                                                        -------------
                                                          205,027,853
                                                        -------------
  Health Care 12.2%
  American Home
   Products Corp.                            490,000       29,449,000
* Biogen, Inc.                               310,200       18,273,882
* Boston Scientific Corp.                    775,000       20,615,000
  Bristol-Myers Squibb Co.                   130,000        6,988,800
* Guidant Corp.                              360,000       17,571,600
  Johnson & Johnson                          292,800       17,055,600
  Lilly, Eli & Co.                           245,000       20,254,150
  Merck & Co.                                150,000       10,162,500
  Pharmacia Corp.                            258,300       11,468,520
                                                        -------------
                                                          151,839,052
                                                        -------------
  Technology 8.3%
* Analog Devices, Inc.                        75,000        3,187,500
* Applied Materials, Inc.                     75,000        2,981,250
  Automatic Data
   Processing                                318,400       17,658,464
  Computer Associates
   Int'l., Inc.                              200,000        6,654,000
* Corning, Inc.                              350,000        3,300,500
  Electronic Data Systems
   Corp                                      210,700       14,584,654
* EMC Corporation                            275,000        4,617,250
  Hewlett-Packard Co.                        510,000       11,214,900
  Intel Corporation                          200,000        6,532,000
  International Business
   Machines                                  119,000       13,755,210
* KLA - Tencor Corp.                          70,000        3,516,100
* Lucent Technologies, Inc.                  400,000        2,928,000
  Nortel Networks Corp.                      400,000        3,120,000
* Novellus Systems, Inc.                      90,000        3,426,300
  Texas Instruments, Inc.                    178,200        5,711,310
                                                        -------------
                                                          103,187,438
                                                        -------------
  Transportation 3.2%
  Canadian National
   Railway Co.                               441,800       19,704,280
  Union Pacific Corp.                        369,100       20,318,955
                                                        -------------
                                                           40,023,235
                                                        -------------
  Utilities 4.2%
  Duke Energy Corp.                          715,000       25,847,250
  El Paso Corp.                              476,700       21,213,150
  Reliant Energy, Inc.                       198,500        5,071,675
                                                        -------------
                                                           52,132,075
                                                        -------------
  Total Common Stocks
   (Cost $805,178,725)                                  1,170,054,777
                                                        -------------

                                       Principal Amount        Value
                                          (M=$ 1,000)         (Note 1)
---------------------------------------------------------------------
Corporate Short-Term Notes 1.7%
AIG Funding, Inc.
  2.06%, 12/04/2001                           5,500M   $    5,499,056
AIG Funding, Inc.
  2.05%, 12/05/2001                           3,650M        3,649,169
American Express
  Credit Corp.
  2.06%, 12/06/2001                           6,500M        6,498,140
Salomon Smith Barney
  2.05%, 12/03/2001                           6,000M        5,999,316
                                                       --------------
Total Corporate Short-Term Notes
  (Cost $21,645,681)                                       21,645,681
                                                       --------------
U.S. Government
  Agency Obligations 4.2%
Farmer Mac Discount Note
  2.00%, 12/14/2001                          17,776M       17,753,169
Federal Farm Credit Bank
  Discount Note
  1.90%, 12/27/2001                           9,000M        8,987,650
Federal Home Loan Bank
  Discount Note
  2.00%, 12/12/2001                          16,000M       15,990,222
Federal Home Loan Bank
  Discount Note
  1.91%, 12/28/2001                           5,000M        4,992,838
Federal National Mortgage
  Assoc. Discount Note
  1.99%, 12/05/2001                           4,500M        4,499,005
                                                       --------------
Total U.S. Government
  Agency Obligations
  (Cost $52,222,884)                                       52,222,884
                                                       --------------
Total Investments
  (Cost $879,047,290)**                                 1,243,923,342

Excess of Other Assets
  Over Liabilities 0.4%                                     5,224,613
                                                       --------------
Net Assets                                             $1,249,147,955
                                                       ==============

*    Non-income producing.
** Cost for federal income tax purposes is substantially similar. At November 30, 2001 unrealized appreciation for federal income tax purposes aggregated $364,876,052 of which $388,513,252 related to appreciated securities and $23,637,200 related to depreciated securities.

                                              See Notes to Financial Statements.

 ................................................................................

                          Sentinel Common Stock Fund

Statement of Assets and Liabilities
at November 30, 2001

---------------------------------------------------------------------
Assets
Investments at value ($879,047,290)                   $ 1,243,923,342
Cash and cash equivalents                                     734,947
Receivable for securities sold                             12,234,192
Receivable for fund shares sold                               288,700
Receivable for dividends and interest                       2,199,772
                                                      ---------------
  Total Assets                                          1,259,380,953
                                                      ---------------

---------------------------------------------------------------------
Liabilities
Payable for securities purchased                            6,918,800
Payable for fund shares repurchased                         1,256,230
Accrued expenses                                              536,244
Management fee payable                                        564,329
Distribution fee payable (Class A Shares)                     755,060
Distribution fee payable (Class B Shares)                      75,729
Distribution fee payable (Class C Shares)                       4,176
Fund service fee payable                                      122,430
                                                      ---------------
  Total Liabilities                                        10,232,998
                                                      ---------------
Net Assets Applicable to Outstanding shares           $ 1,249,147,955
                                                      ===============
Net Asset Value and Offering Price per Share
  Class A Shares
$1,129,289,507 / 34,040,243
  shares outstanding                                  $         33.18
Sales Charge -- 5.00% of offering price                          1.75
                                                      ---------------
Maximum Offering Price                                $         34.93
                                                      ===============
  Class B Shares
$112,871,214 / 3,416,420 shares outstanding           $         33.04
                                                      ===============
  Class C Shares
$6,987,234 / 211,223 shares outstanding               $         33.08
                                                      ===============

---------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                            $       376,679
Paid-in capital                                           749,233,465
Accumulated undistributed net investment income               506,682
Accumulated undistributed net realized gain
  on investments                                          134,155,077
Unrealized appreciation of investments                    364,876,052
                                                      ---------------
Net Assets                                            $ 1,249,147,955
                                                      ===============

Statement of Operations
For the Year Ended November 30, 2001

---------------------------------------------------------------------
Investment Income
Income:
Dividends                                             $    21,893,515
Interest                                                    1,668,184
                                                      ---------------
  Total Income                                             23,561,699
                                                      ---------------
Expenses:
Management advisory fee                                     7,543,189
Transfer agent fees                                         1,570,560
Custodian fees                                                190,686
Distribution expense (Class A Shares)                       3,723,265
Distribution expense (Class B Shares)                       1,222,326
Distribution expense (Class C Shares)                          82,973
Accounting services                                           449,410
Post retirement health benefits and
  pension payments                                            255,933
Auditing fees                                                 110,500
Legal fees                                                     50,100
Reports and notices to shareholders                           125,750
Registration and filing fees                                   43,361
Directors' fees and expenses                                  162,853
Other                                                          67,522
                                                      ---------------
  Total Expenses                                           15,598,428
  Expense Offset                                             (100,536)
                                                      ---------------
  Net Expenses                                             15,497,892
                                                      ---------------
Net Investment Income                                       8,063,807
                                                      ---------------

---------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
  on Investments
Net realized gain on sales of investments                 134,148,314
Net change in unrealized appreciation
  (depreciation)                                         (231,413,169)
                                                      ---------------
Net Realized and Unrealized Loss
  on Investments                                          (97,264,855)
                                                      ---------------
Net Decrease in Net Assets from Operations            $   (89,021,048)
                                                      ===============

See Notes to Financial Statements.

 ................................................................................

                          Sentinel Common Stock Fund

Statement of Changes on Net Assets

                                                   Year Ended           Year Ended
                                                     11/30/01             11/30/00
----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                         $     8,063,807      $    10,184,801
Net realized gain on sales of investments         134,148,314          192,198,969
Net change in unrealized appreciation
     (depreciation)                              (231,413,169)        (139,368,855)
                                              ---------------      ---------------
Net increase (decrease) in net assets
     from operations                              (89,201,048)          63,014,915
                                              ---------------      ---------------

----------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                  (9,279,204)         (10,583,719)
   Class B Shares                                      (9,115)             (76,189)
   Class C Shares                                        (312)                  --
From net realized gain on investments
   Class A Shares                                (174,605,224)        (114,593,000)
   Class B Shares                                 (16,735,334)         (11,148,358)
   Class C Shares                                    (858,245)            (535,304)
                                              ---------------      ---------------
Total distributions to shareholders              (201,487,434)        (136,936,570)
                                              ---------------      ---------------

----------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                 179,099,952          155,948,309
   Class B Shares                                  18,804,845           16,621,442
   Class C Shares                                  56,754,754           63,186,319
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                                 150,392,790          103,757,626
   Class B Shares                                  16,532,909           11,050,844
   Class C Shares                                     854,006              532,712
                                              ---------------      ---------------
                                                  422,439,256          351,097,252

Less: Payments for shares reacquired
   Class A Shares                                (250,578,203)        (418,275,255)
   Class B Shares                                 (22,203,497)         (44,651,846)
   Class C Shares                                 (54,657,744)         (64,991,097)
                                              ---------------      ---------------
Increase (decrease) in net assets from
     capital share transactions                    94,999,812         (176,820,946)
                                              ---------------      ---------------
Total Decrease in Net Assets for period          (195,688,670)        (250,742,601)
Net Assets: Beginning of period                 1,444,836,625        1,695,579,226
                                              ---------------      ---------------
Net Assets: End of period                     $ 1,249,147,955      $ 1,444,836,625
                                              ===============      ===============
Undistributed Net Investment Income
   at End of Period                           $       506,682      $     1,738,062
                                              ===============      ===============

See Notes to Financial Statements.

 ................................................................................

                          Sentinel Common Stock Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                           Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
                                                         11/30/01 (B)   11/30/00 (B)       11/30/99      11/30/98      11/30/97
-------------------------------------------------------------------------------------------------------------------------------
Class A Shares

Net asset value at beginning of period                     $    41.22     $    42.91     $    44.56    $    44.09    $    40.60
                                                           ----------     ----------     ----------    ----------    ----------
Income (Loss) from Investment Operations
Net investment income                                            0.24           0.30           0.37          0.42          0.57
Net realized and unrealized gain (loss) on investments          (2.50)          1.54           2.17          5.19          7.03
                                                           ----------     ----------     ----------    ----------    ----------
Total from investment operations                                (2.26)          1.84           2.54          5.61          7.60
                                                           ----------     ----------     ----------    ----------    ----------
Less Distributions
Dividends from net investment income                             0.27           0.31           0.38          0.45          0.57
Distributions from realized gains on investments                 5.51           3.22           3.81          4.69          3.54
                                                           ----------     ----------     ----------    ----------    ----------
Total Distributions                                              5.78           3.53           4.19          5.14          4.11
                                                           ----------     ----------     ----------    ----------    ----------
Net asset value at end of period                           $    33.18     $    41.22     $    42.91    $    44.56    $    44.09
                                                           ==========     ==========     ==========    ==========    ==========
Total Return (%) *                                              (6.43)          4.80           5.96         14.31         20.85

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                  1.06           1.03           1.00          1.02          1.05
Ratio of net investment income to average
   net assets (%)                                                0.66           0.75           0.85          0.98          1.41
Portfolio turnover rate (%)                                        65             52             37            28            24
Net assets at end of period (000 omitted)                  $1,129,290     $1,313,790     $1,538,671    $1,610,630    $1,509,999

                                                           Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
                                                         11/30/01 (B)   11/30/00 (B)   11/30/99 (B)  11/30/98 (B)  11/30/97 (B)
-------------------------------------------------------------------------------------------------------------------------------

Class B Shares

Net asset value at beginning of period                     $    41.08     $    42.82     $    44.47    $    44.03    $    40.57
                                                           ----------     ----------     ----------    ----------    ----------
Income (Loss) from Investment Operations
Net investment income (loss)                                    (0.05)         (0.03)          0.03          0.07          0.27
Net realized and unrealized gain (loss) on investments          (2.48)          1.53           2.18          5.19          6.99
                                                           ----------     ----------     ----------    ----------    ----------
Total from investment operations                                (2.53)          1.50           2.21          5.26          7.26
                                                           ----------     ----------     ----------    ----------    ----------
Less Distributions
Dividends from net investment income                             0.00 **        0.02           0.05          0.13          0.26
Distributions from realized gains on investments                 5.51           3.22           3.81          4.69          3.54
                                                           ----------     ----------     ----------    ----------    ----------
Total Distributions                                              5.51           3.24           3.86          4.82          3.80
                                                           ----------     ----------     ----------    ----------    ----------
Net asset value at end of period                           $    33.04     $    41.08     $    42.82    $    44.47    $    44.03
                                                           ==========     ==========     ==========    ==========    ==========
Total Return (%) *                                              (7.20)          3.94           5.14         13.38         19.89

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                  1.86           1.86           1.81          1.81          1.80
Ratio of net investment income (loss) to average
   net assets (%)                                               (0.14)         (0.08)          0.05          0.19          0.66
Portfolio turnover rate (%)                                        65             52             37            28            24
Net assets at end of period (000 omitted)                  $  112,871     $  125,430     $  149,586    $  129,966    $   77,299


(B) Per share data calculated utilizing average daily shares outstanding.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Represents less than $.005 of average daily shares outstanding.

See Notes to Financial Statements.

 ................................................................................

                          Sentinel Common Stock Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                                                      Period from
                                                       Year Ended     Year Ended     Year Ended    5/4/98 through
                                                     11/30/01 (B)   11/30/00 (B)   11/30/99 (B)   11/30/98 (A)(B)
-----------------------------------------------------------------------------------------------------------------
Class C Shares

Net asset value at beginning of period                     $41.16         $42.90         $44.55            $45.23
                                                           ------         ------         ------            ------

Income (Loss) from Investment Operations

Net investment income (loss)                                (0.03)         (0.04)         (0.03)             0.06
Net realized and unrealized gain (loss) on investments      (2.54)          1.52           2.20             (0.71)
                                                           ------         ------         ------            ------
Total from investment operations                            (2.57)          1.48           2.17             (0.65)
                                                           ------         ------         ------            ------

Less Distributions
Dividends from net investment income                         0.00 **          --           0.01              0.03
Distributions from realized gains on investments             5.51           3.22           3.81                --
                                                           ------         ------         ------            ------
Total Distributions                                          5.51           3.22           3.82              0.03
                                                           ------         ------         ------            ------
Net asset value at end of period                           $33.08         $41.16         $42.90            $44.55
                                                           ======         ======         ======            ======
Total Return (%) *                                          (7.30)          3.87           5.03             (1.43)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)              1.91           1.93           1.90              1.92 +
Ratio of net investment income (loss) to average
   net assets (%)                                           (0.12)         (0.11)         (0.04)             0.08 +
Portfolio turnover rate (%)                                    65             52             37                28
Net assets at end of period (000 omitted)                  $6,987         $5,616         $7,323            $5,358

(A) Commenced operations May 4, 1998.
(B) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Represents less than $.005 of average daily shares outstanding.

See Notes to Financial Statements.

 ................................................................................

  Sentinel Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value, by investing in high quality common stocks and investment grade bonds.

                             Sentinel Balanced Fund

We believe that the elements are in place for a resumption of economic growth next year and have invested accordingly.

The Sentinel Balanced Fund produced a total return of -0.14% for the fiscal year ended November 30, 2001. This figure compares favorably to the -2.50% annual return for the average Lipper Balanced fund and the -2.30% total return for the average Morningstar Domestic Hybrid fund. Total return for the Sentinel Balanced Fund was also well above the -12.21% return for the S&P 500 index over this time period, but lagged the 11.16% return for the Lehman Aggregate Bond Index. Returns on high quality fixed-income assets once again generally outpaced those for large capitalization domestic and international equities. Small and mid capitalization stocks outperformed large company shares by a wide margin during this twelve-month period.

     The Sentinel Balanced Fund began the year with a mix of 50% stocks, 46% bonds and 4% cash and cash equivalents. This defensive positioning reflected our concern about an impending slowdown in corporate earnings growth rates and economic activity in the midst of still high equity valuation levels. The U.S. economy subsequently entered a recession of uncertain duration during fiscal 2001. The Federal Reserve's response to a slowing economy and the economic impact of the September 11 terrorist attacks has been an appropriate series of interest rate cuts, historic in its magnitude. The federal government has also acted to stimulate economic activity through increased spending. We believe the majority of the interest rate decline, and the above average returns for fixed-income instruments, is now behind us. As stock prices declined sharply over the course of this past year we were opportunistic buyers. As of November 30, 2001, the Sentinel Balanced Fund's asset allocation was 62% stocks, 36% bonds and 2% cash and cash equivalents.

     We believe that the elements are in place for a resumption of economic growth next year and have invested accordingly. Additional commitments were made to economically sensitive areas like basic materials, capital goods and transports. Even though the current operating environment for many of these companies is difficult, the market has already discounted this in the current valuation levels. Interestingly, the best relative returns in the portfolio over the past twelve months have come from our stocks in these sectors. Relative performance in the equity portion of the Sentinel Balanced Fund has also been positively impacted by our lower than average exposure to the technology sector, which was the worst performing sector of the S&P 500 index over the past year. While we increased our exposure to technology shares as the stocks collapsed, the very strong rebound witnessed from oversold levels reached in September may be premature given very limited earnings visibility and the need to work off some of the capital expenditure excesses in this area.

     Our stock holdings in the healthcare sector held up very well over the past year, as they represented reasonably priced, dependable earnings growth, which was difficult to find in the market. Consumer cyclical stocks in the portfolio had a positive return as well, although we have not increased our commitments and remain underweighted. Areas leveraged to discretionary consumer spending, like retailing, look vulnerable, given historically high levels of consumer indebtedness and a deteriorating employment picture.

     In 2002 we expect interest rates to remain near multi-year lows during the early part of the year as we wait for tangible signs of an economic rebound. While another short-term interest rate cut may be forthcoming, the Federal Reserve may be prompted to change direction at some point in 2002 and raise rates if economic activity strengthens appreciably. The fixed income segment of the Sentinel Balanced Fund is well diversified among government, corporate and


Senintel Balanced Fund Performance
Class A Shares,Ten Years Ended November 30, 2001

                                    [CHART]

                             [PLOT POINTS TO COME]


* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Indices and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

** An unmanaged index of stocks reflecting average prices in the stock market. + An unmanaged index of bonds reflecting average prices in the bond market.

-------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/01
                     w/sales      w/o sales
Period               charge+         charge

1 Year                -5.13%         -0.14%
-------------------------------------------
5 Years                5.72%          6.81%
-------------------------------------------
10 Years               8.57%          9.13%
-------------------------------------------
+ Sales charge applicable to year of
  initial investment.

 ................................................................................

mortgage-backed sectors, although our government bond holdings have been greatly reduced as prices were bid up to very high levels following the U.S. Treasury's decision to discontinue issuance of the 30 year bond. We believe that corporate bonds and mortgage-backed securities offer better relative value at current spread levels.

     This has been another difficult year in terms of equity market returns. The Sentinel Balanced Fund produced excellent relative returns for fund shareholders as capital was successfully preserved. We have also positioned the portfolio to reflect the relatively improved prospective returns for domestic equities. Our emphasis on reasonably priced equities of high-quality companies with firming or accelerating fundamentals should continue to serve shareholders well, and has produced strong risk-adjusted returns over long periods of time. We appreciate your continuing support of our efforts.



/s/ Van Harissis

Van Harissis, CFA



/s/ David M. Brownlee

David M. Brownlee, CFA

 ................................................................................

                            Sentinel Balanced Fund

Investment in Securities
at November 30, 2001

                                       Principal Amount        Value
                                          (M=$1,000)         (Note 1)
---------------------------------------------------------------------
U.S. Government Obligations 23.3%

U.S. Treasury Obligations 2.6%
10-Year:
     Note 5%, `11                             4,000M      $ 4,078,720
                                                          -----------
30-Year:
     Bond 5.375%, `31                         3,000M        3,048,750
                                                          -----------
Total U.S. Treasury Obligations                             7,127,470
                                                          -----------
U.S. Government Agency Obligations 20.7%
Federal Home Loan Mortgage Corporation 8.8%
Agency Discount Notes:
     1.92%, 02/14/02                          1,000M          996,000
                                                          -----------
Collateralized Mortgage
     Obligations:
FHR 2230 VB 8%, `16                           5,716M        6,141,807
FHR 1761 J 8.5%, `24                          2,000M        2,125,820
FHR 2198 PG 7%, `28                           2,000M        2,096,000
                                                          -----------
                                                           10,363,627
                                                          -----------

Mortgage-Backed Securities:
15-Year:
     9%, `05                                    431M          451,033
     9.5%, `06                                  350M          367,811
     6.5%, `14                                7,472M        7,698,952
                                                          -----------
                                                            8,517,796
                                                          -----------

30-Year:
     7%, `31                                  3,721M        3,827,199
                                                          -----------
Total Federal Home Loan Mortgage Corporation               23,704,622
                                                          -----------
Federal National Mortgage Association 7.4%
Agency Discount Notes:
     1.83%, 02/07/02                          3,200M        3,188,939
                                                          -----------
Collateralized Mortgage
     Obligations:
     FNR 2001-12 V 6.5%, `16                  4,000M        4,104,040
                                                          -----------
Mortgage-Backed Securities:
15-Year:
     9%, `06                                    481M          505,599
     10.5%, `12                                  84M           96,381
                                                          -----------
                                                              601,980
                                                          -----------

30-Year:
     10.25%, `17                                369M          421,456
     8%, `27                                    605M          645,710
     7.5%, `28                                1,080M        1,133,971
     8%, `28                                    324M          345,710
     6%, `29                                    449M          445,966
     7%, `29                                  2,203M        2,270,516
     7%, `29                                  1,904M        1,964,482
     9%, `29                                    671M          719,356
     8%, `30                                    124M          130,676
     7%, `31                                  4,063M        4,183,174
                                                          -----------
                                                           12,261,017
                                                          -----------

Total Federal National
     Mortgage Association                                  20,155,976
                                                          -----------

Government National Mortgage Association 4.5%
Collateralized Mortgage Obligations:
     GNR 2001-25 P 7%, `31                    2,000M        2,149,020
                                                          -----------
Mortgage-Backed Securities:
15-year:
     7.5%, `14                                  704M          743,783
     8%, `15                                    403M          428,167
                                                          -----------
                                                            1,171,950
                                                          -----------

30-Year:
     9%, `09                                     22M           23,744
     7%, `28                                  1,808M        1,866,876
     7%, `28                                  1,960M        2,027,139
     6.5%, `31                                1,932M        1,963,507
     7%, `31                                  2,850M        2,940,103
                                                          -----------
                                                            8,821,369
                                                          -----------

Total Government National Mortgage Association             12,142,339
                                                          -----------
Total U.S. Government Agency Obligations                   56,002,937
                                                          -----------
Total U.S. Government Obligations
     (Cost $62,575,062)                                    63,130,407
                                                          -----------

Bonds 13.3%

Computer Products & Services 1.7%
IBM Corporation
     6.5%, `28                                3,000M        3,041,250
Sun Microsystems, Inc.
     7%, `02                                  1,500M        1,530,000
                                                          -----------
                                                            4,571,250
                                                          -----------

Consumer Products & Services 2.3%
Anheuser-Busch
     7.55%, `30                               3,500M        4,138,750
Comcast Cable Communications
     6.875%, `09                              2,000M        2,062,500
                                                          -----------
                                                            6,201,250
                                                          -----------

Energy 0.4%
Kinder Morgan, Inc.
     6.45%, `03                               1,000M        1,031,250
                                                          -----------
Financial Institutions 3.1%
Boeing Capital Corp.
     6.5%, `12                                1,000M        1,016,250
John Deere BV
     5.875%, `06                              3,250M        3,294,688
Manufacturers & Traders
     7%, `05                                  4,000M        4,255,000
                                                          -----------
                                                            8,565,938
                                                          -----------

Foreign Utilities-Telephone 1.7%
British Telecommunications
     8.625%, `01
     8.875%, `30                              2,000M        2,327,500
Vodafone Airtouch plc
     7.75%, `10                               2,000M        2,202,500
                                                          -----------
                                                            4,530,000
                                                          -----------
Railroads 0.4%
Norfolk Southern Corp.
     7.25%, `31                               1,000M        1,031,250
                                                          -----------
Real Estate Investment Trusts 0.4%
Simon Debartolo
     6.625%, `03                              1,000M        1,035,000
                                                          -----------
Telecommunications 3.3%
AT & T Wireless Services
     7.875%, `11                              1,500M        1,606,875
Indiana Bell
     4.75%, `05                               2,500M        2,425,000
MCI Worldcom, Inc.
     6.4%, `05                                2,000M        2,027,500
Qwest Corporation
     5.875%, `04 (a)                          3,000M        2,988,750
                                                          -----------
                                                            9,048,125
                                                          -----------
Total Bonds
     (Cost $33,579,296)                                    36,014,063
                                                          -----------


                                              See Notes to Financial Statements.

 ................................................................................

                            Sentinel Balanced Fund

  Investment in Securities (Continued)
  at November 30, 2001

                                              Shares          Value
                                                             (Note 1)
  -------------------------------------------------------------------
  Common Stocks 61.6%

  Basic Materials 4.8%
  Alcan, Inc.                                 30,000     $  1,079,400
  Dow Chemical Co.                            67,300        2,523,750
  Dupont (EI) de Nemours                      47,800        2,119,452
  Engelhard Corp.                             50,000        1,397,500
  International Paper Co.                     81,900        3,271,905
  Mead Corp.                                  45,200        1,397,584
  Rohm & Haas Co.                             36,700        1,302,850
                                                         ------------
                                                           13,092,441
                                                         ------------

  Capital Goods 7.1%
  Caterpillar, Inc.                           15,400          730,268
  Deere & Co.                                 31,900        1,275,681
  Diebold, Inc.                               30,000        1,163,700
  General Dynamics Corp.                      35,100        2,918,565
  General Electric Co.                        40,000        1,540,000
  Millipore Corp.                             20,000        1,194,000
  Pall Corp.                                  96,600        2,223,732
  Parker-Hannifin Corp.                       30,600        1,256,130
  Raytheon Co.                               108,300        3,548,991
  Tyco International Ltd.                     26,500        1,558,200
  United Technologies Corp.                   29,600        1,781,920
                                                         ------------
                                                           19,191,187
                                                         ------------

  Communication Services 5.4%
  Alltel Corp.                                45,000        2,928,600
  AT & T Corporation                         123,000        2,151,270
* AT & T Wireless Service,
   Inc.                                       35,398          494,510
  Bellsouth Corp.                             33,000        1,270,500
  Qwest Communications
   Int'l., Inc.                               48,300          574,770
  SBC Communications, Inc.                    30,000        1,121,400
  Sprint Corp. (Fon Group)                    90,000        1,961,100
  Verizon Communications                      85,400        4,013,800
                                                         ------------
                                                           14,515,950
                                                         ------------

  Consumer Cyclicals 3.3%
  Ford Motor Co.                              71,000        1,344,740
  Marriott Int'l. - Class A                   34,100        1,282,842
  McGraw-Hill Cos.                            44,300        2,502,950
  Omnicom Group, Inc.                          9,000          772,740
  Ross Stores, Inc.                           29,600          835,016
  TRW, Inc.                                   41,100        1,603,722
  Walt Disney Co.                             35,000          716,450
                                                         ------------
                                                            9,058,460
                                                         ------------

  Consumer Staples 3.3%
  CVS Corp.                                   24,100          649,495
  Gillette Co.                                25,000          817,500
  Kimberly-Clark Corp.                        27,000        1,570,590
* Liberty Media Corp.                        204,100        2,683,915
  Newell Rubbermaid, Inc.                     65,000        1,667,250
  Procter & Gamble                            11,300          875,298
  Sara Lee Corp.                              37,000          809,560
                                                         ------------
                                                            9,073,608
                                                         ------------

  Energy 6.5%
  Anadarko Petroleum Corp.                    15,100          783,690
  Baker Hughes, Inc.                          36,400        1,200,108
  Burlington Resources, Inc.                  52,700        1,851,878
  ChevronTexaco Corp.                         20,000        1,700,200
  EOG Resources, Inc.                         43,100        1,507,638
  Exxon Mobil Corp.                          116,398        4,353,285
  GlobalSantaFe Corp.                         46,300        1,120,460
  Ocean Energy, Inc.                         105,000        1,860,600
  Royal Dutch Petroleum Co.                   30,500        1,474,370
  Schlumberger Ltd.                           31,300        1,502,713
  Transocean Sedco Forex                       6,776          191,761
                                                         ------------
                                                           17,546,703
                                                         ------------

  Financials 9.5%
  American Express Co.                        30,400        1,000,464
  American Int'l. Group                       36,710        3,024,904
  AON Corp.                                   70,000        2,508,100
  Bank of New York Co.                        57,600        2,260,224
* Berkshire Hathaway, Inc. -
   Class A                                        45        3,150,000
  Chubb Corporation                           40,000        2,802,400
  Citigroup, Inc.                             77,200        3,697,880
  Fleetboston Financial Corp.                 47,000        1,727,250
  J. P. Morgan Chase & Co.                     7,000          264,040
  US Bancorp                                 100,000        1,898,000
  Wachovia Corp.                              42,000        1,299,900
  Wells Fargo & Co.                           48,000        2,054,400
                                                         ------------
                                                           25,687,562
                                                         ------------

  Health Care 8.5%
  American Home Products
   Corp.                                      56,200        3,377,620
* Biogen, Inc.                                30,000        1,767,300
* Boston Scientific Corp.                    120,000        3,192,000
  Bristol-Myers Squibb Co.                    32,500        1,747,200
* Guidant Corp.                               49,000        2,391,690
  Johnson & Johnson                           33,600        1,957,200
  Lilly, Eli & Co.                            43,000        3,554,810
  Merck & Co.                                 36,300        2,459,325
  Pharmacia Corp.                             35,300        1,567,320
  Schering Plough Corp.                       30,000        1,071,900
                                                         ------------
                                                           23,086,365
                                                         ------------

  Technology 8.5%
* Agilent Technologies                        42,400        1,156,248
* Analog Devices, Inc.                        20,000          850,000
* Applied Materials, Inc.                     20,000          795,000
  Automatic Data
   Processing                                 38,800        2,151,848
* BMC Software, Inc.                          54,000          904,500
  Computer Associates
   Int'l., Inc.                               30,000          998,100
* Corning, Inc.                              100,000          943,000
  Electronic Data Systems
   Corp.                                      20,400        1,412,088
* EMC Corporation                             75,000        1,259,250
  Hewlett-Packard Co.                         84,500        1,858,155
  Intel Corporation                           26,000          849,160
  International Business
   Machines                                   15,000        1,733,850
* KLA - Tencor Corp.                          31,000        1,557,130
  Linear Technology                           15,800          648,274
* LSI Logic Corp.                             50,000          812,500
* Lucent Tecnologies, Inc.                    75,000          549,000
* Microsoft Corp.                             16,600        1,065,886
  Nortel Networks Corp.                       60,000          468,000
* Novellus Systems, Inc.                      20,000          761,400
* Teradyne, Inc.                              35,500          989,030
  Texas Instruments, Inc.                     37,000        1,185,850
                                                         ------------
                                                           22,948,269
                                                         ------------

  Transportation 2.0%
  Canadian National
   Railway Co.                                60,800        2,711,680
  Union Pacific Corp.                         51,300        2,824,065
                                                         ------------
                                                            5,535,745
                                                         ------------
  Utilities 2.7%
  Duke Energy Corp.                          100,000        3,615,000
  El Paso Corp.                               67,000        2,981,500
  Reliant Energy, Inc.                        28,800          735,840
                                                         ------------
                                                            7,332,340
                                                         ------------
  Total Common Stocks
   (Cost $130,753,475)                                    167,068,630
                                                         ------------

                                       Principal Amount        Value
                                          (M=$1,000)         (Note 1)
  -------------------------------------------------------------------
  Corporate Short-Term Notes 5.2%

  American Express
   2.00%, 12/21/01                            2,500M        2,497,222
  Coca-Cola Corp.
   2.00%, 12/05/01                            4,000M        3,999,111
  General Electric Capital Corp.
   2.06%, 12/18/01                            7,700M        7,692,510
                                                         ------------
  Total Corporate Short-Term Notes
   (Cost $ 14,188,843)                                     14,188,843
                                                         ------------
  Total Investments
  (Cost $241,096,676)**                                   280,401,943
  Excess of Liabilities Over
   Other Assets (3.4%)                                     (9,093,425)
                                                         ------------
  Net Assets                                             $271,308,518
                                                         ============

(a) Securities exempt from registration under Rule 144A of the securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 2001, the market value of rule 144A securities amounted to $2,988,750 or 1.1% of net assets.
*    Non-income producing.
** Cost for federal income tax purposes is substantially similar. At November 30, 2001 net unrealized appreciation for federal income tax purposes aggregated $39,305,267 of which $45,419,350 related to appreciated securities and $6,114,083 related to depreciated securities.

                                              See Notes to Financial Statements.

 ................................................................................

                            Sentinel Balanced Fund

Statement of Assets and Liabilities
at November 30, 2001

------------------------------------------------------------------------------
Assets

Investments at value (Cost $241,096,676)                          $280,401,943
Cash and cash equivalents                                              439,491
Receivable for securities sold                                       1,959,019
Receivable for fund shares sold                                        401,895
Receivable for dividends and interest                                1,313,705
                                                                  ------------
   Total Assets                                                    284,516,053
                                                                  ------------

------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                    12,743,758
Payable for fund shares repurchased                                    124,313
Accrued expenses                                                        68,441
Management fee payable                                                 134,318
Distribution fee payable (Class A Shares)                               64,453
Distribution fee payable (Class B Shares)                               31,316
Distribution fee payable (Class C Shares)                                4,043
Distribution fee payable (Class D Shares)                                2,487
Fund service fee payable                                                34,406
                                                                  ------------
   Total Liabilities                                                13,207,535
                                                                  ------------
Net Assets Applicable to Outstanding Shares                       $271,308,518
                                                                  ============
Net Asset Value and Offering Price per Share
   Class A Shares
$216,950,443 / 13,092,634 shares outstanding                      $      16.57
Sales Charge--5.00% of offering price                                     0.87
                                                                  ------------
Maximum Offering Price                                            $      17.44
                                                                  ============
   Class B Shares
$44,615,507 / 2,685,533 shares outstanding                        $      16.61
                                                                  ============
   Class C Shares
$5,578,174 / 336,431 shares outstanding                           $      16.58
                                                                  ============
   Class D Shares
$4,164,394 / 252,246 shares outstanding                           $      16.51
                                                                  ============

------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                        $    163,668
Paid-in capital                                                    216,378,482
Accumulated undistributed net investment income                        555,542
Accumulated undistributed net realized gain
   on investments                                                   14,905,559
Unrealized appreciation of investments                              39,305,267
                                                                  ------------
Net Assets                                                        $271,308,518
                                                                  ============


Statement of Operations

For the Year Ended November 30, 2001

------------------------------------------------------------------------------
Investment Income

Income:
Dividends                                                         $  2,484,227
Interest                                                             7,842,428
                                                                  ------------
   Total Income                                                     10,326,655
                                                                  ------------
Expenses:
Management advisory fee                                              1,684,485
Transfer agent fees                                                    433,315
Custodian fees                                                          67,328
Distribution expense (Class A Shares)                                  676,630
Distribution expense (Class B Shares)                                  458,293
Distribution expense (Class C Shares)                                   43,406
Distribution expense (Class D Shares)                                   21,977
Accounting services                                                     91,330
Auditing fees                                                           22,000
Legal fees                                                               9,775
Reports and notices to shareholders                                     36,150
Registration and filing fees                                            38,570
Directors' fees and expenses                                            33,225
Other                                                                   20,004
                                                                  ------------
   Total Expenses                                                    3,636,488
   Expense Offset                                                      (59,403)
                                                                  ------------
   Net Expenses                                                      3,577,085
                                                                  ------------
Net Investment Income                                                6,749,570
                                                                  ------------
-------------------------------------------------------------------------------
Realized and Unrealized Gain
   (Loss) on Investments
Net realized gain on sales of investments                           14,904,601
Net change in unrealized appreciation
   (depreciation)                                                  (22,296,320)
                                                                  ------------
Net Realized and Unrealized Loss
   on Investments                                                   (7,391,719)
                                                                  ------------
Net Decrease in Net Assets from Operations                        $   (642,149)
                                                                  ------------

See Notes to Financial Statements.

 ................................................................................

                            Sentinel Balanced Fund

Statement of Changes on Net Assets

                                                  Year Ended         Year Ended
                                                    11/30/01           11/30/00
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations

Net investment income                          $   6,749,570      $   9,689,912
Net realized gain on sales of investments         14,904,601         23,948,543
Net change in unrealized appreciation
   (depreciation)                                (22,296,320)       (20,542,442)
                                               -------------      -------------
Net increase (decrease) in net assets
   from operations                                  (642,149)        13,096,013
                                               -------------      -------------

-------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                 (6,394,662)        (8,642,532)
   Class B Shares                                   (945,523)        (1,196,465)
   Class C Shares                                    (72,038)           (65,948)
   Class D Shares                                    (41,333)           (30,481)
From net realized gain on investments
   Class A Shares                                (19,674,131)       (14,368,418)
   Class B Shares                                 (3,854,653)        (2,513,314)
   Class C Shares                                   (253,980)          (163,958)
   Class D Shares                                   (171,806)           (57,969)
                                               -------------      -------------
Total distributions to shareholders              (31,408,126)       (27,039,085)
                                               -------------      -------------

-------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                 34,648,962         13,900,473
   Class B Shares                                  9,751,517          6,391,075
   Class C Shares                                  4,866,762          1,421,140
   Class D Shares                                  2,535,704          1,189,472
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                                 16,276,116         21,041,761
   Class B Shares                                  4,574,222          3,536,353
   Class C Shares                                    318,772            223,572
   Class D Shares                                    212,044             88,451
                                               -------------      -------------
                                                  73,184,099         47,792,297
Less: Payments for shares reacquired
   Class A Shares                                (39,681,283)       (88,384,140)
   Class B Shares                                (10,075,627)       (14,345,024)
   Class C Shares                                 (2,308,087)        (1,805,860)
   Class D Shares                                   (281,988)          (393,434)
                                               -------------      -------------
Increase (decrease) in net assets from
   capital share transactions                     20,837,114        (57,136,161)
                                               -------------      -------------
Total Decrease in Net Assets for period          (11,213,161)       (71,079,233)
Net Assets: Beginning of period                  282,521,679        353,600,912
                                               -------------      -------------
Net Assets: End of period                      $ 271,308,518      $ 282,521,679
                                               =============      =============
Undistributed Net Investment Income
   at End of Period                            $     555,542      $   1,260,599
                                               =============      =============

See Notes to Financial Statements.

 ................................................................................

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                         Year Ended     Year Ended    Year Ended     Year Ended    Year Ended
                                                       11/30/01 (C)   11/30/00 (C)      11/30/99       11/30/98      11/30/97
-----------------------------------------------------------------------------------------------------------------------------
Class A Shares

Net asset value at beginning of period                     $  18.67       $  19.38      $  20.88       $  20.29      $  18.55
                                                           --------       --------      --------       --------      --------

Income (Loss) from Investment Operations

Net investment income                                          0.46           0.61          0.55           0.54          0.56
Net realized and unrealized gain (loss) on investments        (0.47)          0.25         (0.03)          1.76          2.18
                                                           --------       --------      --------       --------      --------
Total from investment operations                              (0.01)          0.86          0.52           2.30          2.74
                                                           --------       --------      --------       --------      --------

Less Distributions
Dividends from net investment income                           0.50           0.62          0.54           0.55          0.55
Distributions from realized gains on investments               1.59           0.95          1.48           1.16          0.45
                                                           --------       --------      --------       --------      --------
Total Distributions                                            2.09           1.57          2.02           1.71          1.00
                                                           --------       --------      --------       --------      --------
Net asset value at end of period                           $  16.57       $  18.67      $  19.38       $  20.88      $  20.29
                                                           ========       ========      ========       ========      ========
Total Return (%) *                                            (0.14)          4.82          2.56          12.19         15.43

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                1.15           1.13          1.12           1.13          1.17
Ratio of net investment income to average
   net assets (%)                                              2.58           3.29          2.73           2.69          2.93
Portfolio turnover rate (%)                                     124            127           110             81            63
Net assets at end of period (000 omitted)                  $216,950       $231,855      $297,027       $330,067      $314,948

                                                         Year Ended     Year Ended    Year Ended     Year Ended    Year Ended
                                                       11/30/01 (C)   11/30/00 (C)  11/30/99 (C)   11/30/98 (C)  11/30/97 (C)
-----------------------------------------------------------------------------------------------------------------------------
Class B Shares

Net asset value at beginning of period                     $  18.70       $  19.41      $  20.91       $  20.32      $  18.58
                                                           --------       --------      --------       --------      --------

Income (Loss) from Investment Operations
Net investment income                                          0.31           0.47          0.39           0.38          0.42
Net realized and unrealized gain (loss) on investments        (0.45)          0.25         (0.02)          1.77          2.18
                                                           --------       --------      --------       --------      --------
Total from investment operations                              (0.14)          0.72          0.37           2.15          2.60
                                                           --------       --------      --------       --------      --------

Less Distributions
Dividends from net investment income                           0.36           0.48          0.39           0.40          0.41
Distributions from realized gains on investments               1.59           0.95          1.48           1.16          0.45
                                                           --------       --------      --------       --------      --------
Total Distributions                                            1.95           1.43          1.87           1.56          0.86
                                                           --------       --------      --------       --------      --------
Net asset value at end of period                           $  16.61       $  18.70      $  19.41       $  20.91      $  20.32
                                                           ========       ========      ========       ========      ========
Total Return (%) *                                            (0.86)          3.99          1.79          11.34         14.57

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                1.93           1.91          1.87           1.90          1.89
Ratio of net investment income to average
   net assets (%)                                              1.80           2.52          2.00           1.91          2.21
Portfolio turnover rate (%)                                     124            127           110             81            63
Net assets at end of period (000 omitted)                  $ 44,616       $ 45,617      $ 52,086       $ 46,946      $ 26,593


(C)  Per share data calculated utilizing average daily shares outstanding.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.


See Notes to Financial Statements.

 ................................................................................

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                                                          Period from
                                                         Year Ended       Year Ended      Year Ended   5/4/98 through
                                                       11/30/01 (C)     11/30/00 (C)    11/30/99 (C)  11/30/98 (A)(C)
---------------------------------------------------------------------------------------------------------------------
Class C Shares

Net asset value at beginning of period                       $18.68           $19.39          $20.90           $20.87
                                                             ------           ------          ------           ------

Income (Loss) from Investment Operations
Net investment income                                          0.31             0.41            0.32             0.20
Net realized and unrealized gain (loss) on investments        (0.48)            0.23           (0.03)           (0.01)
                                                             ------           ------          ------           ------
Total from investment operations                              (0.17)            0.64            0.29             0.19
                                                             ------           ------          ------           ------

Less Distributions
Dividends from net investment income                           0.34             0.40            0.32             0.16
Distributions from realized gains on investments               1.59             0.95            1.48               --
                                                             ------           ------          ------           ------
Total Distributions                                            1.93             1.35            1.80             0.16
                                                             ------           ------          ------           ------
Net asset value at end of period                             $16.58           $18.68          $19.39           $20.90
                                                             ======           ======          ======           ======
Total Return (%) *                                            (1.06)            3.54            1.38             0.94 ++


Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                2.06             2.24            2.25             2.18 +
Ratio of net investment income to average
   net assets (%)                                              1.61             2.20            1.65             1.63 +
Portfolio turnover rate (%)                                     124              127             110               81
Net assets at end of period (000 omitted)                    $5,578           $3,066          $3,350           $1,523

                                                                                        Period from
                                                       Year Ended       Year Ended   1/4/99 through
                                                     11/30/01 (C)     11/30/00 (C)  11/30/99 (B)(C)
---------------------------------------------------------------------------------------------------
Class D Shares

Net asset value at beginning of period                     $18.63           $19.32           $19.68
                                                           ------           ------           ------

Income (Loss) from Investment Operations
Net investment income                                        0.23             0.38             0.33
Net realized and unrealized gain (loss) on investments      (0.48)            0.27            (0.38)
                                                           ------           ------           ------
Total from investment operations                            (0.25)            0.65            (0.05)
                                                           ------           ------           ------

Less Distributions
Dividends from net investment income                         0.28             0.39             0.31
Distributions from realized gains on investments             1.59             0.95               --
                                                           ------           ------           ------
Total Distributions                                          1.87             1.34             0.31
                                                           ------           ------           ------
Net asset value at end of period                           $16.51           $18.63           $19.32
                                                           ======           ======           ======
Total Return (%) *                                          (1.52)            3.62            (0.24)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)              2.54             2.38             2.08 +
Ratio of net investment income to average
   net assets (%)                                            1.13             2.06             1.93 +
Portfolio turnover rate (%)                                   124              127              110
Net assets at end of period (000 omitted)                  $4,164           $1,983           $1,138

(A)  Commenced operations May 4, 1998.
(B)  Commenced operations January 4, 1999.
(C)  Per share data calculated utilizing average daily shares outstanding.
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.


See Notes to Financial Statements.

 ................................................................................

   Sentinel High Yield Bond Fund seeks high current income and total return by investing mainly in lower rated corporate bonds that have higher effective interest rates than investment grade bonds.

                         Sentinel High Yield Bond Fund

With interest rates remaining so low, we anticipate a continuation of the current momentum in investment return.

The Fund's fiscal year began with a sharp sell-off in the high yield bond market that mirrored the 15% drop in the S&P 500 Index in the fourth quarter of 2000. The new calendar year brought a recovery in response to the Federal Reserve Bank's monetary easing, which gradually gained strength over the year until a sell-off occurred following the events of September 11. Since that time, however, the high yield market's return has been robust.

    In spite of a difficult year for the equity markets, the high yield bond market saw new issuance of some $7 billion in corporate debt through November, while $12 billion in net new shareholder funds flowed into high yield mutual funds. These flows reflected the relative attractive investment return of the high yield bond market compared to most equity markets, as well as the very large increase in current yield available.

    Sentinel High Yield Bond Fund completed its fifth fiscal year of operations on November 30, 2001, as the high yield bond market continued its strong recovery from a severe correction following the attacks of September 11. The Fund's investment return for the 12-month period reflected the difficult early months of substantial price correction as the economy officially entered a recession in March, as well as the strong recovery that ensued in anticipation of economic recovery in the U.S. The Fund's investment return of 8.34% for the fiscal year substantially exceeded the median return for high yield bond funds of 0.46%, according to Lipper Inc., ranking the Fund in the 33rd percentile.

    We believe that a robust recovery in both equity and high yield securities markets is clearly underway. With interest rates remaining so low, we anticipate a continuation of the current momentum in investment return. For high yield securities, this period is somewhat reminiscent of early 1991 when oil prices were falling, the economy was recovering and a Middle Eastern conflict was going well for the U.S. That time commenced an extended period of positive investment returns for the high yield bond market.

    We are gratified that since its inception, the Sentinel High Yield Bond Fund has achieved a solid investment return when compared to its peer funds. We wish to express our gratitude to shareholders for your continuing support and interest.

/s/ Prescott Crocker

Prescott Crocker, CFA


Sentinel High Yield Bond Fund Performance
Class A Shares, June 23, 1997 inception through November 30, 2001

                                    [CHART]

                             [PLOT POINTS TO COME]

* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

+ An unmanaged index of bonds reflecting average prices in the bond market.

--------------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/01
                  w/sales   w/o sales
Period            charge+      charge

1 Year              4.00%       8.34%
-------------------------------------
3 Years            -0.04%       1.33%
-------------------------------------
Since Inception*    2.18%       3.13%
-------------------------------------
+ Sales charge applicable to year of
  initial investment.

* 6/23/97

 ................................................................................

                         Sentinel High Yield Bond Fund

  Investment in Securities
  at November 30, 2001
                                       Principal Amount        Value
                                          (M=$1,000)         (Note 1)
  -------------------------------------------------------------------
  Bonds 95.9%

  Aerospace & Defense 2.7%
  BE Aerospace
     9.5%, `08                                1,000M      $   895,000
  Transdigm, Inc.
     10.375%, `08                             1,000M          955,000
                                                          -----------
                                                            1,850,000
                                                          -----------
  Automobiles & Auto Parts 3.9%
  Collins & Aikman Products Co.
     11.50%, `06                              1,000M          950,000
  Delco Remy International, Inc.
     11%, `09                                   750M          776,250
  Eagle-Picher
     9.375%, `08                                415M          217,875
  Hayes Lemmerz Int'l., Inc.
     11.875%, `06 (a)                         1,000M          405,000
  Lear Corp.
     8.11%, `09                                 275M          285,656
                                                          -----------
                                                            2,634,781
                                                          -----------
  Broadcasting 1.4%
  Lin Television Corp.
     8.375%, `08                              1,000M          955,000
                                                          -----------
  Building - Residential & Commercial 3.8%
  Meritage Corp.
     9.75%, `11                                 500M          520,000
  Schuler Homes
     10.5%, `11 (a)                           1,000M        1,065,000
  WCI Communities, Inc.
     10.625%, `11                             1,000M        1,037,500
                                                          -----------
                                                            2,622,500
                                                          -----------
  Cable/Other Video Distribution 7.9%
  Charter Communications
     10.75%, `09                              1,000M        1,075,000
  Echostar Broadband Corp.
     10.375%, `07                               185M          199,338
  Echostar DBS Corp.
     9.375%, `09                                915M          967,612
  Emmis Escrow Corp.
     0% `06
     12.5%, `11                               1,000M          585,000
  Mediacom LLC
     7.875%, `11                                700M          693,000
  Ono Finance plc
     14%, `11                                 1,000M          806,250
  Paxson Communications Corp.
     10.75%, `08 (a)                          1,000M        1,062,500
                                                          -----------
                                                            5,388,700
                                                          -----------
  Chemicals 3.3%
  Acetex Corp.
     10.875%, `09 (a)                           800M          792,000
  Equistar Chemicals LP
     8.75%, `09                                 500M          477,500
  Lyondell Chemical Co.
     9.625%, `07                                500M          511,250
  Lyondell Chemical Co.
     9.5%, `08                                  500M          500,000
                                                          -----------
                                                            2,280,750
                                                          -----------
  Consumer Products 4.0%
  Sealy Mattress Co.
     9.875%, `07 (a)                            750M          731,250
  Simmons Co.
     10.25%, `09                              1,000M        1,005,000
  Windmere-Durable Holdings, Inc.
     10%, `08                                 1,000M          980,000
                                                          -----------
                                                            2,716,250
                                                          -----------
  Containers & Packaging 5.6%
  Four M. Corp.
     12%, `06                                 1,000M          970,000
  Norampac, Inc.
     9.5%, `08                                1,000M        1,065,000
  Owens Illinois, Inc.
     7.15%, `05                               1,000M          925,000
  Riverwood International Corp.
     10.875%, `08                               820M          844,600
                                                          -----------
                                                            3,804,600
                                                          -----------
  Energy, Oil & Gas 6.0%
  Benton Oil & Gas
     9.375%, `07                                615M          371,306
  Chesapeake Energy Corp.
     8.125%, `11                              1,000M          990,000
  Parker Drilling
     9.75%, `06                                 500M          502,500
  SESI LLC GTD
     8.875%, `11                                750M          720,000
  Tri-Union Development Corp.
     12.5%, `06 (a)                             500M          482,500
  Western Gas Resources
     10%, `09                                   950M        1,011,750
                                                          -----------
                                                            4,078,056
                                                          -----------
  Entertainment/Gaming 23.5%
  Alamosa Delaware, Inc.
     12.5%, `11                               1,000M        1,062,500
  Alliance Gaming Corp.
     10%, `07                                 1,000M        1,045,000
  Ameristar Casinos
     10.75%, `09                              1,000M        1,105,000
  Anchor Gaming
     9.875%, `08                                750M          836,250
  Argosy Gaming
     10.75%, `09                              1,000M        1,130,000
  Coast Hotels & Casino
     9.5%, `09                                1,000M        1,035,000
  Hollywood Casinos
     13%, `06                                 1,000M          865,000
  Hollywood Casinos
     11.25%, `07                              1,000M        1,090,000
  Horseshoe Gaming LLC
     8.625%, `09                                750M          787,500
  Intrawest Corp.
     10.5%, `10                               1,000M        1,017,500
  Isle of Capri Casinos
     8.75%, `09                               1,000M          976,250
  Mandalay Resorts
     10.25%, `07                              1,000M        1,068,750
  Meristar Hospitality Corp.
     9.125%, `11                                700M          668,500
  Premier Parks, Inc.
     0%, `03
     10%, `08                                   755M          647,412
  Prime Hospitality Corp.
     9.75%, `07                                 300M          304,500
  Vail Resorts, Inc.
     8.75%, `09 (a)                           1,000M          965,000
  Venetian Casinos
     12.25%, `04                                325M          329,875
  Weight Watchers International, Inc.
     13%, `09                                 1,000M        1,145,000
                                                          -----------
                                                           16,079,037
                                                          -----------
  Food/Restaurants 4.7%
  Foodmaker, Inc.
     8.375%, `08                                750M          761,250
  Michael Foods Acquisition Corp.
     11.75%, `11                                500M          546,250
  Pilgrim Pride Corp.
     9.625%, `11                              1,000M        1,082,500
  Tricon Global Restaurants
     8.875%, `11                                750M          810,000
                                                          -----------
                                                            3,200,000
                                                          -----------
  Hospitals and Healthcare/Medical
     Technology 6.2%
  Alaris Medical Systems, Inc.
     11.625%, `06 (a)                           200M          217,000
  Lifepoint Hospital
     10.75%, `09                              1,000M        1,140,000
  Magellan Health Services
     9%, `08                                  1,000M          990,000
  Triad Hospital
     11%, `09                                 1,000M        1,130,000
  Unilab Corp.
     12.75%, `09                                650M          757,250
                                                          -----------
                                                            4,234,250
                                                          -----------
  Industrial Equipment 3.1%
  AGCO Corp.
     9.5%, `08                                1,000M        1,060,000
  Dresser, Inc.
     9.375%, `11                                750M          795,000
  MDC Holdings, Inc.
     8.375%, `08                                275M          280,500
                                                          -----------
                                                            2,135,500
                                                          -----------
  Metals/Minerals 7.3%
     AK Steel Corp.
     9.125%, `06                              1,000M        1,045,000
**Bulong Operations Property
     12.5%, `08*                              1,000M           15,000
  Century Aluminum Co.
     11.75%, `08 (a)                            500M          520,000
  Compass Minerals Group, Inc.
     10%, `11 (a)                               500M          531,250
  Metallurg, Inc.
     11%, `07                                   750M          648,750
  Newmont Mining Corp.
     8.625%, `11                                500M          522,500
  Phelps Dodge Corp.
     9.5%, `31                                  750M          682,500
   United States Steel
     10.75%, `08 (a)                          1,000M          995,000
                                                          -----------
                                                            4,960,000
                                                          -----------
  Paper & Printing 1.9%
  Repap New Brunswick
     11.5%, `04                               1,000M        1,147,500
  Tembec Industries, Inc.
     8.625%, `09                                175M          183,750
                                                          -----------
                                                            1,331,250
                                                          -----------
  Retail 3.8%
  Advance Stores
     10.25%, `08                              1,000M        1,025,000
  Fleming Cos., Inc.
     10.625%, `07 (a)                           450M          452,250
  Michael's Store
     9.25%, `09                               1,000M        1,087,500
                                                          -----------
                                                            2,564,750
                                                          -----------

                                              See Notes to Financial Statements.

 ................................................................................

                         Sentinel High Yield Bond Fund

  Investment in Securities (Continued)
  at November 30, 2001
                                       Principal Amount     Value
                                          (M=$1,000)       (Note 1)
  -------------------------------------------------------------------
  Service 1.2%
  AFC Enterprises
     10.25%, `07                                775M      $   831,187
                                                          -----------
  Shipping/Transportation 1.1%
  United Rentals North America, Inc.
     10.75%, `08 (a)                            685M          751,788
                                                          -----------
  Waste Management 1.7%
  Allied Waste North American
     10%, `09                                 1,000M        1,035,000
**Waste Systems International, Inc.
     11.5%, `06*                                750M          138,750
                                                          -----------
                                                            1,173,750
                                                          -----------
  Wireless Communications 2.8%
  Airgate PCS, Inc.
     0%, `04
     13.5%, `09                               1,000M          785,000
  Nextel Communications, Inc.
     9.375%, `09                                100M           83,000
  Triton PCS, Inc.
     0%, `03
     11%, `08                                 1,175M        1,086,875
                                                          -----------
                                                            1,954,875
                                                          -----------
  Total Bonds
     (Cost $66,193,403)                                    65,547,024
                                                          -----------

                                              Shares         Value
                                                            (Note 1)
  -------------------------------------------------------------------
  Common Stocks 0.6%
  Food/Restaurants 0.1%
* Aurora Foods                                17,710      $    92,978
                                                          -----------
  Metals/Minerals 0.5%
  Placer Dome, Inc.                           30,000          327,300
                                                          -----------
  Retail 0.0%
* Ames Department Stores                       1,700              459
                                                          -----------
  Total Common Stocks
     (Cost $459,745)                                          420,737
                                                          -----------
  Preferred Stocks 3.0%
  Cable/Other Video Distribution 1.7%
  CSC Holdings, Inc.
     11.125%                                   1,091        1,161,489
                                                          -----------
  Wireless Communications 1.3%
  Crown Castle International Group
     12.75%                                    1,121          843,703
                                                          -----------
  Total Preferred Stocks
     (Cost $2,284,627)                                      2,005,192
                                                          -----------
  Warrants 0.0%
* Ono Finance plc Warrants (a)
     (Cost $0)                                 1,000           20,000
                                                          -----------
  Total Investments
     (Cost $68,937,775)***                                 67,992,953
  Excess of Other Assets
     Over Liabilities 0.5%                                    332,769
                                                          -----------
  Net Assets                                              $68,325,722
                                                          ===========

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 2001, the market value of rule 144A securities amounted to $8,990,538 or 13.2% of net assets.
*   Non-income producing.
**  Bond in default.
*** Also cost for federal income tax purposes. At November 30, 2001, unrealized depreciation for federal income tax purposes aggregated $944,822 of which $2,715,323 related to appreciated securities and $3,660,145 related to depreciated securities.

                                              See Notes to Financial Statements.

 ................................................................................

                         Sentinel High Yield Bond Fund

Statement of Assets and Liabilities
at November 30, 2001

---------------------------------------------------------------------
Assets
Investments at value (Cost $68,937,775)                  $ 67,992,953
Cash and cash equivalents                                     956,860
Receivable for securities sold                                798,938
Receivable for fund shares sold                                57,848
Receivable for interest and dividends                       1,517,372
                                                         ------------
  Total Assets                                             71,323,971
                                                         ------------

---------------------------------------------------------------------
Liabilities
Payable to custodian bank--Line of Credit                     587,200
Payable for securities purchased                            2,282,630
Payable for fund shares repurchased                            42,856
Accrued expenses                                               19,422
Management fee payable                                         41,520
Distribution fee payable (Class A Shares)                       3,157
Distribution fee payable (Class B Shares)                      11,239
Distribution fee payable (Class C Shares)                       3,641
Fund service fee payable                                        6,584
                                                         ------------
  Total Liabilities                                         2,998,249
                                                         ------------
Net Assets Applicable to Outstanding Shares              $ 68,325,722
                                                         ============
Net Asset Value and Offering Price per Share
  Class A Shares
$22,214,874 / 2,899,948 shares outstanding               $       7.66
Sales Charge--4.00% of offering price                            0.32
                                                         ------------
Maximum Offering Price                                   $       7.98
                                                         ============
  Class B Shares
$44,300,469 / 5,786,778 shares outstanding               $       7.66
                                                         ============
  Class C Shares
$1,810,379 / 235,161 shares outstanding                  $       7.70
                                                         ============

---------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                               $     89,219
Paid-in capital                                            92,202,925
Accumulated undistributed net realized loss
  on investments                                          (23,021,600)
Unrealized depreciation of investments                       (944,822)
                                                         ------------
Net Assets                                               $ 68,325,722
                                                         ============

Statement of Operations

For the Year Ended November 30, 2001

---------------------------------------------------------------------
Investment Income
Income:
Dividends                                                $    376,886
Interest                                                    6,774,313
                                                         ------------
   Total Income                                             7,151,199
                                                         ------------
Expenses:
Management advisory fee                                       512,191
Transfer agent fees                                            86,480
Custodian fees                                                 26,931
Distribution expense (Class A Shares)                          39,439
Distribution expense (Class B Shares)                         304,813
Distribution expense (Class C Shares)                          25,828
Accounting services                                            22,265
Auditing fees                                                   6,850
Legal fees                                                      2,550
Reports and notices to shareholders                             5,500
Registration and filing fees                                   30,686
Directors' fees and expenses                                    8,149
Other                                                          15,592
                                                         ------------
   Total Expenses                                           1,087,274
   Expense Offset                                             (22,431)
                                                         ------------
   Net Expenses                                             1,064,843
                                                         ------------
Net Investment Income                                       6,086,356
                                                         ------------

---------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on
   Investments
Net realized loss on sales of investments                 (11,464,632)
Net change in unrealized appreciation
   (depreciation)                                          10,524,920
                                                         ------------
Net Realized and Unrealized Loss
   on Investments                                            (939,712)
                                                         ------------
Net Increase in Net Assets from Operations               $  5,146,644
                                                         ============

See Notes to Financial Statements.

 ................................................................................

                         Sentinel High Yield Bond Fund

Statement of Changes on Net Assets

                                                   Year Ended       Year Ended
                                                     11/30/01         11/30/00
------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                            $  6,086,356     $  7,569,165
Net realized loss on sales of investments         (11,464,632)      (5,523,366)
Net change in unrealized appreciation
   (depreciation)                                  10,524,920       (6,967,899)
                                                 ------------     ------------
Net increase (decrease) in net assets
   from operations                                  5,146,644       (4,922,100)
                                                 ------------     ------------

------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                  (1,827,279)      (2,340,767)
   Class B Shares                                  (4,089,367)      (5,033,602)
   Class C Shares                                    (202,368)        (200,398)
From net realized gain on investments
   Class A Shares                                          --               --
   Class B Shares                                          --               --
   Class C Shares                                          --               --
                                                 ------------     ------------
Total distributions to shareholders                (6,119,014)      (7,574,767)
                                                 ------------     ------------

------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                  15,843,734        5,148,962
   Class B Shares                                   5,599,820        4,015,402
   Class C Shares                                   9,314,130        5,448,144
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                                   1,062,499        1,502,877
   Class B Shares                                   1,523,214        1,935,362
   Class C Shares                                     173,548          177,141
                                                 ------------     ------------
                                                   33,516,945       18,227,888

Less: Payments for shares reacquired
   Class A Shares                                 (12,625,598)     (12,997,925)
   Class B Shares                                  (7,096,029)     (12,014,790)
   Class C Shares                                  (8,857,537)      (8,129,470)
                                                 ------------     ------------
Increase (decrease) in net assets from
   capital share transactions                       4,937,781      (14,914,297)
                                                 ------------     ------------
Total Increase (Decrease) in Net Assets
   for period                                       3,965,411      (27,411,164)
Net Assets: Beginning of period                    64,360,311       91,771,475
                                                 ------------     ------------
Net Assets: End of period                        $ 68,325,722     $ 64,360,311
                                                 ============     ============
Undistributed Net Investment Income
   at End of Period                              $         --     $      5,848
                                                 ============     ============

See Notes to Financial Statements.

 ................................................................................

                         Sentinel High Yield Bond Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.



                                                                                                                    Period from
                                                         Year Ended    Year Ended     Year Ended     Year Ended 6/23/97 through
                                                       11/30/01 (C)   11/30/00 (C)      11/30/99       11/30/98    11/30/97 (A)
--------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period                     $  7.76        $  9.19        $  9.75        $ 10.41        $ 10.00
                                                           -------        -------        -------        -------        -------
Income (Loss) from Investment Operations
Net investment income                                         0.72           0.86           0.84           0.87           0.32
Net realized and unrealized gain (loss) on investments       (0.10)         (1.42)         (0.56)         (0.58)          0.41
                                                           -------        -------        -------        -------        -------
Total from investment operations                              0.62          (0.56)          0.28           0.29           0.73
                                                           -------        -------        -------        -------        -------
Less Distributions
Dividends from net investment income                          0.72           0.87           0.84           0.86           0.32
Distributions from realized gains on investments                --             --             --           0.09             --
                                                           -------        -------        -------        -------        -------
Total Distributions                                           0.72           0.87           0.84           0.95           0.32
                                                           -------        -------        -------        -------        -------
Net asset value at end of period                           $  7.66        $  7.76        $  9.19        $  9.75        $ 10.41
                                                           =======        =======        =======        =======        =======
Total Return (%) *                                            8.34          (6.74)          2.97           2.68           7.26 ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)               1.28           1.26           1.22           1.28           1.26 +
Ratio of net investment income to average
   net assets (%)                                             9.21           9.78           8.83           8.42           7.80 +
Portfolio turnover rate (%)                                    148            105            144            139            133 ++
Net assets at end of period (000 omitted)                  $22,215        $18,235        $28,253        $31,120        $11,084

                                                                                                                     Period from
                                                                                                                         6/23/97
                                                         Year Ended     Year Ended     Year Ended     Year Ended         through
                                                       11/30/01 (C)   11/30/00 (C)   11/30/99 (C)   11/30/98 (C) 11/30/97 (A)(C)
--------------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period                     $  7.75        $  9.18        $  9.74        $ 10.40        $ 10.00
                                                           -------        -------        -------        -------        -------
Income (Loss) from Investment Operations
Net investment income                                         0.69           0.82           0.79           0.84           0.32
Net realized and unrealized gain (loss) on investments       (0.09)         (1.42)         (0.56)         (0.57)          0.39
                                                           -------        -------        -------        -------        -------
Total from investment operations                              0.60          (0.60)          0.23           0.27           0.71
                                                           -------        -------        -------        -------        -------
Less Distributions
Dividends from net investment income                          0.69           0.83           0.79           0.84           0.31
Distributions from realized gains on investments                --             --             --           0.09             --
                                                           -------        -------        -------        -------        -------
Total Distributions                                           0.69           0.83           0.79           0.93           0.31
                                                           -------        -------        -------        -------        -------
Net asset value at end of period                           $  7.66        $  7.75        $  9.18        $  9.74        $ 10.40
                                                           =======        =======        =======        =======        =======
Total Return (%) *                                            8.06          (7.16)          2.50           2.42           7.15 ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)               1.68           1.68           1.66           1.52           1.34 +
Ratio of net investment income to average
   net assets (%)                                             8.84           9.36           8.40           8.19           7.70 +
Portfolio turnover rate (%)                                    148            105            144            139            133 ++
Net assets at end of period (000 omitted)                  $44,300        $44,921        $59,518        $55,911        $33,808

(A)  Commenced operations June 23, 1997.
(C)  Per share data calculated utilizing average daily shares outstanding.
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

 ................................................................................
                         Sentinel High Yield Bond Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                                                    Period from
                                                  Year Ended       Year Ended      Year Ended    5/4/98 through
                                                11/30/01 (C)     11/30/00 (C)    11/30/99 (C)   11/30/98 (B)(C)
----------------------------------------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period               $ 7.78           $ 9.19           $ 9.75           $10.70
                                                  ---------       ----------       ----------      -----------
Income (Loss) from Investment Operations
Net investment income                                  0.62             0.76             0.72             0.41
Net realized and unrealized loss on investments       (0.08)           (1.42)           (0.56)           (0.91)
                                                  ---------       ----------       ----------      -----------
Total from investment operations                       0.54            (0.66)            0.16            (0.50)
                                                  ---------       ----------       ----------      -----------
Less Distributions
Dividends from net investment income                   0.62             0.75             0.72             0.45
Distributions from realized gains on investments         --               --               --               --
                                                  ---------       ----------       ----------      -----------
Total Distributions                                    0.62             0.75             0.72             0.45
                                                  ---------       ----------       ----------      -----------
Net asset value at end of period                     $ 7.70           $ 7.78           $ 9.19           $ 9.75
                                                  =========       ==========       ==========      ===========
Total Return (%) *                                     7.22            (7.74)            1.72            (4.69)++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)        2.45             2.39             2.42             2.06 +
Ratio of net investment income to average
   net assets (%)                                      7.88             8.55             7.69             7.63 +
Portfolio turnover rate (%)                             148              105              144              139
Net assets at end of period (000 omitted)            $1,810           $1,204           $4,001           $1,956

(B)  Commenced operations May 4, 1998.
(C)  Per share data calculated utilizing average daily shares outstanding.
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

 ................................................................................

    Sentinel Bond Fund seeks high current income while seeking to control risk by investing exclusively in fixed-income securities and mainly in investment grade bonds.

                              Sentinel Bond Fund

The Fund's strong relative performance was a direct result of sector and security selection within the corporate bond and MBS markets.

The Sentinel Bond Fund produced a total return of 13.01% for the fiscal year ended November 30, 2001, versus a 10.41% average return for the Lipper A-rated Corporate Debt Fund Universe. The Lehman Aggregate Index, which is considered a good proxy for the overall bond market, returned 11.16% for the same period.

    It has been another solid year of investment performance for the fixed-income markets, in general, as interest rates fell sharply lower, precipitated by 10 interest rate cuts by the Federal Reserve in an effort to revitalize a stagnant U.S. economy. Investment-grade corporate bonds posted the strongest returns for the fiscal year, followed by U.S. Treasuries, and lastly mortgage-backed securities (MBS). The high-yield market provided much more modest returns as investors avoided high-yield credits due to rising defaults and weakness in the global equity markets.

    Over the fiscal year, the effective duration of the Fund was reduced slightly from 5.4 years to 5.3 years. The average credit quality of the Fund was unchanged at Aa3. Exposure to the corporate bond sector increased to 62% of assets up from 50% at last fiscal year-end, while exposure to the MBS sector was increased from 18% of assets to 34%. This was accomplished by swapping U.S. Treasuries in favor of corporate bonds and mortgage-backed securities. The Fund's strong relative performance was a direct result of sector and security selection within the corporate bond and MBS markets.

     With interest rates at historic lows coupled with back-to-back years of strong bond returns, we expected the fixed income markets to provide more modest returns in 2002.

/s/ David M. Brownlee

David M. Brownlee, CFA

/s/ Kenneth J. Hart

Kenneth J. Hart


Sentinel Bond Fund Performance
Class A Shares, Ten Years Ended November 30, 2001

                                    [CHART]

                             [PLOT POINTS TO COME]

* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.
+ An unmanaged index of bonds reflecting average prices in the bond market.

--------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/01
                  w/sales    w/o sales
Period            charge+       charge

1 Year              8.49%       13.01%
--------------------------------------
5 Years             5.18%        6.04%
--------------------------------------
10 Years            6.58%        7.02%
--------------------------------------
+ Sales charge applicable to year of
  initial investment.

 ................................................................................

                              Sentinel Bond Fund

Investment in Securities
at November 30, 2001
                                     Principal Amount          Value
                                         (M=$1,000)          (Note 1)
----------------------------------------------------------------------
U.S. Government Agency
   Obligations 34.2%
Federal Home Loan
   Mortgage Corporation 15.2%
Collateralized Mortgage Obligations:
   FHR 2230 VB 8%, `16                        2,000M      $ 2,148,940
   FHR 2198 PG 7%, `28                        3,000M        3,144,000
   FHR 2315 PE 7%, `30                        2,000M        2,090,820
                                                          -----------
                                                            7,383,760
                                                          -----------
Mortgage-Backed Securities:
10-Year:
   6%, `11                                    1,500M        1,565,625
                                                          -----------
15-Year:
   6.5%, `14                                  3,036M        3,127,699
                                                          -----------
30-Year:
   7%, `31                                    2,791M        2,870,399
                                                          -----------
                                                            7,563,723
                                                          -----------
Total Federal Home Loan
   Mortgage Corporation                                    14,947,483
                                                          -----------
Federal National
  Mortgage Association 6.8%
Collateralized Mortgage Obligations:
FNR 2001-12 V 6.5%, `16                       2,000M        2,052,020
                                                          -----------
Mortgage-Backed Securities:
10-Year:
   7.5%, `04                                     47M           47,780
                                                          -----------
15-Year:
   8.5%, `10                                    233M          246,974
   6.5%, `16                                  1,220M        1,255,836
                                                          -----------
                                                            1,502,810
                                                          -----------
30-Year:
   10%, `17                                     272M          310,311
   10%, `17                                     321M          366,696
   6.625%, `30                                2,000M        2,145,000
   10%, `31                                     257M          277,266
                                                          -----------
                                                            3,099,273
                                                          -----------
Total Federal National
   Mortgage Association                                     6,701,883
                                                          -----------
Government National
   Mortgage Association 12.2%
Collateralized Mortgage Obligations:
GNR 2001-25 PT 7%, `31                        3,000M        3,223,530
                                                          -----------
Mortgage-Backed Securities:
30-year:
   13%, `11                                   6,565M            7,743
   13%, `13                                      257              306
   7%, `28                                    1,307M        1,351,426
   6.5%, `31                                  3,381M        3,436,138
   7%, `31                                    3,800M        3,920,137
                                                          -----------
                                                            8,715,750
                                                          -----------
Total Government National
   Mortgage Association                                    11,939,280
                                                          -----------
Total U.S. Government
   Agency Obligations
   (Cost $33,357,208)                                      33,588,646
                                                          -----------
Bonds 62.2%
Automobile & Auto Parts 2.0%
General Motors 7.2%, `11                      1,000M        1,017,500
Ford Motor Company
   7.45%, `31                                 1,000M          955,000
                                                          -----------
                                                            1,972,500
                                                          -----------

Computer Products & Services 2.1%
IBM Corporation 6.5%, `28                     2,000M        2,027,500
                                                          -----------
Consumer Products & Services 3.5%
Anheuser-Busch
   7.55%, `30                                 2,000M        2,365,000
Comcast Cable Communications
   6.875%, `09                                1,000M        1,031,250
                                                          -----------
                                                            3,396,250
                                                          -----------
Energy 1.6%
Kinder Morgan, Inc.
   6.45%, `03                                 1,500M        1,546,875
                                                          -----------
Financial Institutions 16.4%
BankBoston 6.375%, `08                        1,500M        1,531,875
Boeing Capital Corp.
   6.5%, `12                                  2,000M        2,032,500
Citigroup, Inc. 6.5%, `11                     1,000M        1,046,250
Ford Motor Credit
   6.875%, `06                                1,500M        1,545,000
Goldman Sachs Group, Inc.
   7.8%, `10                                  1,000M        1,100,000
JP Morgan Chase & Co.
   6.75%, `11                                 2,000M        2,090,000
John Deere BV
   5.875%, `06                                1,500M        1,520,625
Manufacturers & Traders
   7%, `05                                    2,000M        2,127,500
Merrill Lynch 6.15%, `06                      1,000M        1,035,000
Washington Mutual Finance
   6.25%, `06                                 2,000M        2,082,500
                                                          -----------
                                                           16,111,250
                                                          -----------
Foreign Utilities-Telephone 3.4%
France Telecom 8.5%, `31                      1,000M        1,140,000
Vodafone Airtouch plc
   7.75%, `10                                 2,000M        2,202,500
                                                          -----------
                                                            3,342,500
                                                          -----------
Health Care Products & Services 2.1%
Abbott Laboratories
   5.625%, `06                                2,000M        2,082,500
                                                          -----------
Manufacturing 3.1%
FMC Corp. 7.125%, `02                         2,000M        2,067,500
Weyerhaeuser 6%, `06                          1,000M        1,021,250
                                                          -----------
                                                            3,088,750
                                                          -----------
Media 3.4%
Time Warner, Inc
   7.48%, `08                                 2,000M        2,157,500
Viacom, Inc 7.875%, `30                       1,000M        1,132,500
                                                          -----------
                                                            3,290,000
                                                          -----------
Metal-Aluminum 1.1%
Alcan, Inc. 6.45%, `11                        1,000M        1,035,000
                                                          -----------
Paper & Printing 1.6%
Reed Elsevier 6.75%, `11                      1,500M        1,548,750
                                                          -----------
Railroads 2.1%
Norfolk Southern Corp.
   7.25%,'31                                  2,000M        2,062,500
                                                          -----------
Real Estate Investment Trusts 1.8%
Simon Debartolo
   6.625%, `03                                1,750M        1,811,250
                                                          -----------
Retail 2.2%
Fortune Brands, Inc.
   7.125%, `04 (a)                            2,000M        2,150,000
                                                          -----------
Telecommunications 14.7%
AT&T Corporation 8%, `31                      2,000M        2,002,500
AT&T Wireless Services
   7.875%, `11                                2,000M        2,142,500
Alltel Corporation
   7.60%, `09                                 1,000M        1,041,250
Cox Communications
   7.75%, `10                                 1,000M        1,085,000
Citizens Communication
   9.25%, `11                                 2,000M        2,245,000
Indiana Bell 4.75%, `05                       2,000M        1,940,000
MCI Worldcom, Inc.
   6.4%, `05                                  2,000M        2,027,500
Qwest Corporation
   5.875%, `04 (a)                            2,000M        1,992,500
                                                          -----------
                                                           14,476,250
                                                          -----------
Utilities-Electric 1.1%
Progress Energy
   7.75%, `31                                 1,000M        1,107,500
                                                          -----------
Total Bonds
   (Cost $57,818,057)                                      61,049,375
                                                          -----------
Corporate Short-Term Notes 5.1%
American Express Credit Corporation
   2.08%, 12/03/2001                          4,000M        3,999,538
General Electric Capital Corporation
   2.06%, 12/18/2001                          1,000M          999,027
                                                          -----------
Total Corporate Short-Term Notes
   (Cost $4,998,565)                                        4,998,565
                                                          -----------
Total Investments
   (Cost $96,173,830)*                                     99,636,586
Excess of Liabilities Over
   Other Assets (1.5%)                                     (1,448,401)
                                                          -----------
Net Assets                                                $98,188,185
                                                          ===========

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 2001, the market value of rule 144A securities amounted to $4,142,500 or 4.2% of net assets.
*    Cost for federal income tax purposes is substantially similar. At
     November 30, 2001 unrealized appreciation for federal income tax purposes aggregated $3,462,756 of which $3,548,715 related to appreciated securities and $85,959 related to depreciated securities.




                                              See Notes to Financial Statements.

 ................................................................................

                              Sentinel Bond Fund


Statement of Assets and Liabilities
at November 30, 2001

----------------------------------------------------------------------
Assets
Investments at value (Cost $96,173,830)                  $ 99,636,586
Cash and cash equivalents                                     497,794
Receivable for fund shares sold                               141,900
Receivable for interest                                     1,206,597
                                                         ------------
  Total Assets                                            101,482,877
                                                         ------------

----------------------------------------------------------------------
Liabilities
Payable for securities purchased                            3,120,898
Payable for fund shares repurchased                            80,956
Accrued expenses                                               10,677
Management fee payable                                         42,947
Distribution fee payable (Class A Shares)                      17,634
Distribution fee payable (Class B Shares)                      11,869
Fund service fee payable                                        9,711
                                                         ------------
  Total Liabilities                                         3,294,692
                                                         ------------
Net Assets Applicable to Outstanding Shares              $ 98,188,185
                                                         ============
Net Asset Value and Offering Price per Share
  Class A Shares
$75,629,160 / 12,260,407 shares outstanding              $       6.17
Sales Charge--4.00% of offering price                            0.26
                                                         ------------
Maximum Offering Price                                   $       6.43
                                                         ============
  Class B Shares
$22,559,025 / 3,645,063 shares outstanding               $       6.19
                                                         ============

---------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                               $    159,055
Paid-in capital                                           104,200,813
Accumulated distributions in excess of
  net investment income                                        (8,309)
Accumulated undistributed net realized loss
  on investments                                           (9,626,130)
Unrealized appreciation of investments                      3,462,756
                                                         ------------
Net Assets                                               $ 98,188,185
                                                         ============

Statement of Operations
For the Year Ended November 30, 2001

---------------------------------------------------------------------
Investment Income
Income:
Interest                                                    6,538,741
                                                         ------------
Expenses:
Management advisory fee                                       494,773
Transfer agent fees                                           114,650
Custodian fees                                                 29,919
Distribution expense (Class A Shares)                         145,596
Distribution expense (Class B Shares)                         202,157
Accounting services                                            30,465
Auditing fees                                                   7,200
Legal fees                                                      2,500
Reports and notices to shareholders                             8,900
Registration and filing fees                                   24,934
Directors' fees and expenses                                   11,145
Other                                                           5,923
                                                         ------------
  Total Expenses                                            1,078,162
  Expense Reimbursement                                       (61,377)
  Expense Offset                                              (24,519)
                                                         ------------
  Net Expenses                                                992,266
                                                         ------------
Net Investment Income                                       5,546,475
                                                         ------------

---------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                   3,367,704
Net change in unrealized appreciation                       2,192,736
                                                         ------------
Net Realized and Unrealized Gain
  on Investments                                            5,560,440
                                                         ------------
Net Increase in Net Assets from Operations               $ 11,106,915
                                                         ============

See Notes to Financial Statements.

 ................................................................................

                              Sentinel Bond Fund

Statement of Changes on Net Assets

                                                       Year Ended       Year Ended
                                                         11/30/01          11/30/00
-----------------------------------------------------------------------------------
Increase in Net Assets from Operations

Net Investment income                                $  5,546,475      $  6,401,655
Net realized gain (loss) on sales of investments        3,367,704        (6,082,511)
Net change in unrealized appreciation                   2,192,736         3,852,103
                                                     ------------      ------------
Net Increase in net assets from operations             11,106,915         4,171,247
                                                     ------------      ------------

-----------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
     Class A Shares                                    (4,502,662)       (5,227,586)
     Class B Shares                                    (1,065,744)       (1,178,899)
From net realized gain on investments
     Class A Shares                                            --                --
     Class B Shares                                            --                --
                                                     ------------      ------------
Total distributions to shareholders                    (5,568,406)       (6,406,485)
                                                     ------------      ------------

------------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
     Class A Shares                                    58,672,647        51,108,972
     Class B Shares                                     6,333,975         3,200,937
Net asset value of shares in reinvestment
     of dividends and distributions
     Class A Shares                                     2,797,023         3,245,340
     Class B Shares                                       810,621           893,431
                                                     ------------      ------------
                                                       68,614,266        58,448,680
Less: Payments for shares reacquired
     Class A Shares                                   (61,705,856)      (63,119,387)
     Class B Shares                                    (4,369,059)       (5,793,498)
                                                     ------------      ------------
Increase (decrease) in net assets from
     capital share transactions                         2,539,351       (10,464,205)
                                                     ------------      ------------
Total Increase (Decrease) in Net Assets
     for period                                         8,077,860       (12,699,443)
Net Assets: Beginning of period                        90,110,325       102,809,768
                                                     ------------      ------------
Net Assets: End of period                            $ 98,188,185      $ 90,110,325
                                                     ============      ============
Distributions in Excess of Net Investment Income
  at End of Period                                   $     (8,309)     $     (6,767)
                                                     ============      ============


See Notes to Financial Statements.

 ................................................................................

                              Sentinel Bond Fund


Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                        Year Ended     Year Ended      Year Ended      Year Ended     Year Ended
                                                      11/30/01 (A)   11/30/00 (A)        11/30/99        11/30/98       11/30/97
--------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period                     $  5.81        $  5.94         $  6.45         $  6.36        $  6.35
                                                      ------------   ------------      ----------      ----------     ----------
Income (Loss) from Investment Operations
Net investment income                                         0.37           0.41            0.39            0.40           0.40
Net realized and unrealized gain (loss) on investments        0.36          (0.13)          (0.51)           0.09           0.01
                                                      ------------   ------------      ----------      ----------     ----------
Total from investment operations                              0.73           0.28           (0.12)           0.49           0.41
                                                      ------------   ------------      ----------      ----------     ----------
Less Distributions
Dividends from net investment income                          0.37           0.41            0.39            0.40           0.40
Distributions from realized gains on investments                --             --              --              --             --
                                                      ------------   ------------      ----------      ----------     ----------
Total Distributions                                           0.37           0.41            0.39            0.40           0.40
                                                      ------------   ------------      ----------      ----------     ----------
Net asset value at end of period                           $  6.17        $  5.81         $  5.94         $  6.45        $  6.36
                                                      ============   ============      ==========      ==========     ==========
Total Return (%) *                                           13.01           5.02           (1.93)           7.95           6.71
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)               0.91           0.78            0.73            0.77           0.97
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                    0.98           0.98            0.94            0.95           0.99
Ratio of net investment income to average
   net assets (%)                                             6.15           7.08            6.29            6.26           6.37
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%) **             6.08           6.89            6.10            6.11           6.37
Portfolio turnover rate (%)                                    210            177             207             147            130
Net assets at end of period (000 omitted)                  $75,629        $71,561         $82,107         $91,297        $88,756

                                                        Year Ended     Year Ended      Year Ended      Year Ended     Year Ended
                                                      11/30/01 (A)   11/30/00 (A)    11/30/99 (A)    11/30/98 (A)   11/30/97 (A)
--------------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period                     $  5.82        $  5.96         $  6.46         $  6.38        $  6.36
                                                      ------------   ------------      ----------      ----------     ----------
Income (Loss) from Investment Operations
Net investment income                                         0.32           0.36            0.33            0.34           0.34
Net realized and unrealized gain (loss) on investments        0.37          (0.14)          (0.50)           0.08           0.02
                                                      ------------   ------------      ----------      ----------     ----------
Total from investment operations                              0.69           0.22           (0.17)           0.42           0.36
                                                      ------------   ------------      ----------      ----------     ----------
Less Distributions
Dividends from net investment income                          0.32           0.36            0.33            0.34           0.34
Distributions from realized gains on investments                --             --              --              --             --
                                                      ------------   ------------      ----------      ----------     ----------
Total Distributions                                           0.32           0.36            0.33            0.34           0.34
                                                      ------------   ------------      ----------      ----------     ----------
Net asset value at end of period                           $  6.19        $  5.82         $  5.96         $  6.46        $  6.38
                                                      ============   ============      ==========      ==========     ==========
Total Return (%) *                                           12.14           3.95           (2.65)           6.80           5.88
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)               1.75           1.66            1.63            1.64           1.87
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                    1.82           1.85            1.81            1.84           1.90
Ratio of net investment income to average
   net assets (%)                                             5.31           6.22            5.41            5.40           5.46
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%) **             5.24           6.02            5.25            5.22           5.46
Portfolio turnover rate (%)                                    210            177             207             147            130
Net assets at end of period (000 omitted)                  $22,559        $18,549         $20,703         $16,601        $ 8,115

(A)  Per share data calculated utilizing average daily shares outstanding.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

 ................................................................................

  Sentinel Tax-Free Income Fund seeks high current income exempt from federal income taxes while seeking to control risk by investing mainly in investment grade municipal bonds which are exempt from federal income taxes.

                         Sentinel Tax-Free Income Fund

Municipal bond investors were rewarded with solid investment returns in 2001 as the Federal Reserve continued an accommodative monetary policy in response to the current economic slowdown.

For the fiscal year ended November 30, 2001, the Sentinel Tax-Free Income Fund produced a total return of 8.15% outpacing the 7.80% average return for the Lipper Analytical Services Inc. universe of general municipal debt funds. The Lehman Municipal Bond Index returned 8.80% for the same period. Municipal bond investors were rewarded with solid investment returns in 2001 as the Federal Reserve continued an accommodative monetary policy in response to the current economic slowdown. In the aftermath of September 11th, there are questions relating to the effect all this will have on the municipal bond market. The loss of property, the disruption of economic activity and the effect on property and casualty insurance companies create uncertainty for the economy as well as the dynamics of the tax-exempt market going forward. The credit rating agencies and major Wall Street firms have concluded that the City of New York and its' bond issuing authorities should be able to withstand the negative economic effects. The commitment of financial aid from federal and state governments, insurance proceeds covering loss of physical property and the borrowing capacity of the municipal authorities is anticipated to provide sufficient liquidity to weather this crisis.

     Portfolio strategy has focused on maintaining broad sector diversification with an emphasis on high quality bonds. Credit quality remains strong as the Fund has an average credit quality rating of AA. Currently, the taxable equivalent yield of a AA rated, 10-year maturity municipal bond is 7%. This compares favorably to corporate, government and mortgage-backed securities for investors who are looking to maximize risk adjusted, after-tax cash flows.

     Looking ahead, we believe that the Federal Reserve will continue to provide significant amounts of liquidity in an attempt to stabilize the economy. The trend of credit quality for state and local governments as well as their agencies is stable to negative due to increased social spending for economic relief. We will maintain a neutral stance until the duration and severity of the current economic slowdown can be assessed.

/s/ Kenneth J. Hart

Kenneth J. Hart

Sentinel Tax-Free Income Fund Performance
Class A Shares, Ten Years Ended November 30, 2001

                                    [CHART]

                             [PLOT POINTS TO COME]

*Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.
+An unmanaged index of bonds reflecting average prices in the bond market.

-------------------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/01
                       w/sales         w/o sales
  Period               charge+          charge

   1 Year               3.83%            8.15%
-------------------------------------------------------
   5 Years              4.54%            5.39%
-------------------------------------------------------
  10 Years              5.85%            6.29%
-------------------------------------------------------
+Sales charge applicable to year of initial investment.

 ................................................................................

                         Sentinel Tax-Free Income Fund

Investment in Securities
at November 30, 2001

                                       Principal Amount       Value
                                          (M=$1,000)         (Note 1)
BONDS 94.4%
California 8.5%
Foothill/Eastern
   California Toll
   5.75%, 01/15/40                            2,000M     $  2,058,580
Foothill/Eastern
   California Toll (P/R)
   6.5%, 01/01/32                             3,500M        4,029,620
California State (FGIC)
   5.25%, 10/01/18                              100M          103,635
                                                         ------------
                                                            6,191,835
                                                         ------------
Florida 5.2%
   Orange County Healthcare A
   (ETM) (MBIA)
   6.25%, 10/01/13                            1,060M        1,233,851
Orange County Housing
   Finance Authority
   5.65%, 12/01/17                            2,455M        2,523,028
                                                         ------------
                                                            3,756,879
                                                         ------------
Idaho 0.2%
Idaho Housing Agency
   Series D-1
   8%, 01/01/20                                 140M          149,009
                                                         ------------
Illinois 11.1%
Chicago University-Auxiliary
   (MBIA)
   5.5%, 12/01/23                             1,000M        1,060,710
Illinois Metro
   Peir-McCormick
   (FGIC) (P/R)
   5.375%, 12/15/18                           2,250M        2,312,303
Illinois M.C. Henry
   County School (FSA)
   5.85%, 01/01/16                            1,000M        1,103,930
Illinois State Sales
   Tax Revenue
   6.5%, 06/15/13                             1,000M        1,170,470
Illinois State Sales
   Tax Revenue
   6%, 06/15/12                               2,180M        2,449,840
                                                         ------------
                                                            8,097,253
                                                         ------------
Kansas 0.1%
Kansas City Leavenworth
   County & City of Lenexa
   Series A-Mtg. Rev.
   8.4%, 05/01/15                                45M           45,214
                                                         ------------
Louisiana 1.5%
New Orleans Ref. (FGIC)
   5.5%, 12/01/17                             1,000M        1,082,180
                                                         ------------
Maryland 2.0%
DC Revenue-A-
   World Wildlife
   6%, 07/01/16                               1,310M        1,448,519
                                                         ------------
Massachusetts 7.2%
Massachusetts State
   G/O (FGIC)
   6%, 08/01/09                               1,000M        1,126,500
Massachusetts Water
   Pollution
   5.25%, 08/01/15                            3,000M        3,138,540
Massachusetts Water
   Revenue (MBIA)
   5%, 08/01/24                               1,000M          983,950
                                                         ------------
                                                            5,248,990
                                                         ------------
Michigan 2.2%
Michigan State Trunk
   Line (FSA)
   5.5%, 11/01/14                             1,500M        1,603,905
                                                         ------------
Nebraska 2.4%
Omaha, Nebraska State G/O
   6.5%, 12/01/30                               500M          620,420
Omaha Public Power District
   6.15%, 02/01/12                            1,000M        1,145,250
                                                         ------------
                                                            1,765,670
                                                         ------------
New Mexico 3.9%
   Sante Fe County
New Mexico Revenue (FSA)
   6%, 02/01/27                               2,500M        2,843,725
                                                         ------------
New York 17.4%
New York City, NY (P/R)
   7.1%, 02/01/09                             1,105M        1,130,536
New York City, NY
   7.1%, 02/01/09                                95M           97,027
New York, NY Series G
   5.75%, 02/01/20                            1,600M        1,649,968
New York State
Dorm. Authority
   6.375%, 07/01/08                           1,275M        1,326,204
New York Dorm
   Authority Revenue
   5.5%, 07/01/16                             1,500M        1,566,255
New York State Dorm.
   Mental Health Services
   6%, 08/15/16                               2,800M        3,186,120
Triborough Bridge &
   Tunnel Authority
   6%, 01/01/12                               3,250M        3,686,313
                                                         ------------
                                                           12,642,423
                                                         ------------
Pennsylvania 3.2%
Pennsylvania State G/O
   6.25%, 07/01/11                            2,000M        2,310,120
                                                         ------------
Puerto Rico 2.2%
Puerto Rico Childrens
   Trust Fund
   6%, 07/01/26                               1,500M        1,595,955
                                                         ------------
South Carolina 2.6%
Piedmont Power Revenue
   (MBIA)
   4.75%, 01/01/25                            2,000M        1,892,640
                                                         ------------
Tennessee 3.1%
Lawrenceburg, TN
   Electrical Revenue (MBIA)
   6.625%, 07/01/18                           1,910M        2,292,993
                                                         ------------
Texas 1.5%
North Central Texas Health
   6.25%, 05/15/10                            1,000M        1,126,270
                                                         ------------
Utah 3.0%
Intermountain Power
   Agency
   5%, 07/01/21                               2,200M        2,170,190
Utah State Housing
   Finance Authority
   7.25%, 07/01/22                                5M            5,097
                                                         ------------
                                                            2,175,287
                                                         ------------
Vermont 5.9%
Vermont Education &
   Health Norwich
   6%, 09/01/13                               1,070M        1,093,551
Vermont Education &
   Health Norwich
   5.5%, 07/01/18                             2,295M        2,219,838
Vermont Education &
   Health St. Michaels
   7.05%, 10/01/16                              900M          954,558
                                                         ------------
                                                            4,267,947
                                                         ------------
Virginia 3.7%
Virginia Pocahontas Parkway
   5.5%, 08/15/28                             3,000M        2,656,320
                                                         ------------
Washington 7.5%
   Washington State G/O
   6.2%, 03/01/11                             1,220M        1,391,105
Washington State Public
   Power (MBIA)
   7.125%, 07/01/16                           3,295M        4,083,395
                                                         ------------
                                                            5,474,500
                                                         ------------
Total Bonds
   (Cost $64,353,339)                                      68,667,634
                                                         ------------

                                              Shares          Value
                                                             (Note 1)
Short-Term Investments 2.0%
Dreyfus Municipal
   Cash Management Plus
   Money Fund 1.67% (a)
   (Cost $1,500,000)                       1,500,000     $  1,500,000
                                                         ------------
Total Investments
   (Cost $65,853,339)*                                     70,167,634

Excess of Other Assets
   Over Liabilities 3.6%                                    2,603,094
                                                         ------------
Net Assets                                               $ 72,770,728
                                                         ============

* Also cost for federal income tax purposes. At November 30, 2001, net unrealized appreciation for federal income tax purposes aggregated $4,314,295 of which $4,729,746 related to appreciated securities and $415,451 related to depreciated securities.
(a) Variable rate security that may be tendered back to issuer at par. The following abbreviations are used in the portfolio descriptions:
     (AMBAC) - Guaranteed by AMBAC Indemnity Corp
     (ETM) - Escrowed to Maturity
     (FGIC) - Guaranteed by Financial Guaranty Insurance Co
     (FSA) - Guaranteed by Financial Security Assurance Inc
     (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp
     (P/R) - Prerefunded
     G/O - General Obligation Bond

                                              See Notes to Financial Statements.

 ................................................................................

                         Sentinel Tax-Free Income Fund

Statement of Assets and Liabilities
at November 30, 2001

---------------------------------------------------------------------
Assets
Investments at value (Cost $65,853,339)                  $ 70,167,634
Cash and cash equivalents                                     764,285
Receivable for fund shares sold                               477,021
Receivable for interest                                     1,408,760
Receivable from fund administrator                             12,415
                                                         ------------
  Total Assets                                             72,830,115
                                                         ------------
---------------------------------------------------------------------
Liabilities
Payable for fund shares repurchased                               583
Accrued expenses                                                6,492
Management fee payable                                         31,664
Distribution fee payable                                       15,065
Fund service fee payable                                        5,583
                                                         ------------
  Total Liabilities                                            59,387
                                                         ------------
Net Assets Applicable to Outstanding Shares              $ 72,770,728
                                                         ============
Net Asset Value and Offering Price per Share
$72,770,728 / 5,463,138 shares outstanding               $      13.32
Sales Charge -- 4.00% of offering price                          0.56
                                                         ------------
Maximum Offering Price                                   $      13.88
                                                         ============
---------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                               $     54,631
Paid-in capital                                            68,600,971
Accumulated undistributed net investment income                 1,953
Accumulated undistributed net realized loss
  on investments                                             (201,122)
Unrealized appreciation of investments                      4,314,295
                                                         ------------
Net Assets                                               $ 72,770,728
                                                         ============

Statement of Operations
For the Year Ended November 30, 2001

---------------------------------------------------------------------
Investment Income
Income:
Interest                                                 $  3,806,960
                                                         ------------
Expenses:
Management advisory fee                                       378,715
Transfer agent fees                                            70,230
Custodian fees                                                 12,251
Distribution expense                                          142,393
Accounting services                                            23,425
Auditing fees                                                   7,500
Legal fees                                                      2,500
Reports and notices to shareholders                             4,300
Registration and filing fees                                   14,357
Directors' fees and expenses                                    8,526
Other                                                          10,754
                                                         ------------
  Total Expenses                                              674,951
  Expense Reimbursement                                      (145,664)
  Expense Offset                                               (9,951)
                                                         ------------
  Net Expenses                                                519,336
                                                         ------------
Net Investment Income                                       3,287,624
                                                         ------------
---------------------------------------------------------------------
Realized and Unrealized Gain on
  Investments
Net realized gain on sales of investments                     541,134
Net change in unrealized appreciation                       1,701,571
                                                         ------------
Net Realized and Unrealized Gain
  on Investments                                            2,242,705
                                                         ------------
Net Increase in Net Assets from Operations               $  5,530,329
                                                         ============

See Notes to Financial Statements.

 ................................................................................

                         Sentinel Tax-Free Income Fund

Statement of Changes on Net Assets

                                                       Year Ended        Year Ended
                                                         11/30/01          11/30/00
-----------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                                $  3,287,624      $  3,752,160
Net realized gain (loss) on sales of investments          541,134           (73,825)
Net change in unrealized appreciation                   1,701,571         1,562,905
                                                     ------------      ------------
Net increase in net assets from operations              5,530,329         5,241,240
                                                     ------------      ------------
-----------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income                             (3,290,198)       (3,754,323)
From net realized gain on investments                          --                --
                                                     ------------      ------------
Total distributions to shareholders                    (3,290,198)       (3,754,323)
                                                     ------------      ------------
-----------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares                      12,831,953         6,491,208
Net asset value of shares in reinvestment
   of dividends and distributions                       2,188,296         2,517,553
                                                     ------------      ------------
                                                       15,020,249         9,008,761
Less: Payments for shares reacquired                  (13,339,445)      (27,620,607)
                                                     ------------      ------------
Increase (decrease) in net assets from
   capital share transactions                           1,680,804       (18,611,846)
                                                     ------------      ------------
Total Increase (Decrease) in Net Assets
   for period                                           3,920,935       (17,124,929)
Net Assets: Beginning of period                        68,849,793        85,974,722
                                                     ------------      ------------
Net Assets: End of period                            $ 72,770,728      $ 68,849,793
                                                     ============      ============
Undistributed Net Investment Income
   at End of Period                                  $      1,953      $      4,527
                                                     ============      ============

See Notes to Financial Statements.

 ................................................................................

                         Sentinel Tax-Free Income Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                        Year Ended     Year Ended     Year Ended      Year Ended     Year Ended
                                                      11/30/01 (A)   11/30/00 (A)       11/30/99        11/30/98       11/30/97
-------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period                     $ 12.90        $ 12.60        $ 13.78         $ 13.64        $ 13.53
                                                      ------------   ------------     ----------     -----------     ----------
Income (Loss) from Investment Operations
Net investment income                                         0.62           0.64           0.64            0.65           0.65
Net realized and unrealized gain (loss) on investments        0.42           0.30          (1.01)           0.33           0.24
                                                      ------------   ------------     ----------     -----------     ----------
Total from investment operations                              1.04           0.94          (0.37)           0.98           0.89
                                                      ------------   ------------     ----------     -----------     ----------
Less Distributions
Dividends from net investment income                          0.62           0.64           0.64            0.65           0.65
Distributions from realized gains on investments                --             --           0.17            0.19           0.13
                                                      ------------   ------------     ----------     -----------     ----------
Total Distributions                                           0.62           0.64           0.81            0.84           0.78
                                                      ------------   ------------     ----------     -----------     ----------
Net asset value at end of period                           $ 13.32        $ 12.90        $ 12.60         $ 13.78        $ 13.64
                                                      ============   ============     ==========     ===========     ==========
Total Return (%) *                                            8.15           7.74          (2.79)           7.45           6.86

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)               0.74           0.77           0.73            0.74           0.91
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                    0.95           0.96           0.91            0.92           0.95
Ratio of net investment income to average
   net assets (%)                                             4.62           5.08           4.84            4.77           4.84
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%) **             4.41           4.89           4.66            4.59           4.84
Portfolio turnover rate (%)                                     21              5             34              37             47
Net assets at end of period (000 omitted)                  $72,771        $68,850        $85,975         $88,683        $87,935

(A) Per share data calculated utilizing average daily shares outstanding.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

 ................................................................................

 Sentinel New York Tax-Free Income Fund seeks high current income exempt from federal and New York State income taxes, while seeking to control risk by investing in investment grade municipal bonds of New York issuers.

                    Sentinel New York Tax-Free Income Fund

Sentinel New York Tax-Free Income Fund produced a total return of 8.90% compared to the 7.80% average return for the Lipper Analytical Services Inc. universe of New York municipal debt funds.

For the fiscal year ended November 30, 2001, the Sentinel New York Tax-Free Income Fund produced a total return of 8.90% compared to the 7.80% average return for the Lipper Analytical Services Inc. universe of New York municipal debt funds. The Lehman Municipal Bond Index returned 8.80% for the same period. Municipal bond investors were rewarded with solid investment returns in 2001 as the Federal Reserve continued an accommodative monetary policy in response to the current economic slowdown. In the aftermath of September 11th, there are questions relating to the effect all this will have on the municipal bond market. The loss of property, the disruption of economic activity and the effect on property and casualty insurance companies create uncertainty for the economy as well as the dynamics of the tax-exempt market going forward. The credit rating agencies and major Wall Street firms have concluded that the City of New York and its' bond issuing authorities should be able to withstand the negative economic effects. The commitment of financial aid from federal and state governments, insurance proceeds covering loss of physical property and the borrowing capacity of the municipal authorities is anticipated to provide sufficient liquidity to weather this crisis.

     Portfolio strategy has focused on maintaining broad sector diversification with an emphasis on high quality bonds. Credit quality remains strong as the Fund has an average credit quality rating of AA. Currently, the taxable equivalent yield of AA rated, 10-year maturity municipal bond exempt from New York state taxation is 8.2%. This compares favorably to corporate, government and mortgage-backed securities for investors who are looking to maximize risk adjusted, after-tax cash flows.

     Looking ahead, we believe that the Federal Reserve will continue to provide significant amounts of liquidity in an attempt to stabilize the economy. The trend of credit quality for state and local governments as well as their agencies is stable to negative due to increased social spending for economic relief. We will maintain a neutral stance until the duration and severity of the current economic slowdown can be assessed.

/s/ Kenneth J. Hart

Kenneth J. Hart

Sentinel New York Tax-Free Performance
Class A Shares, March 27, 1995 inception through November 30, 2001

                                    [CHART]

                             [PLOT POINTS TO COME]

*Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.
+An unmanaged index of bonds reflecting average prices in the bond market.

-------------------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/01
                  w/sales          w/o sales
Period            charge+             charge

1 Year             4.54%              8.90%
-------------------------------------------------------
3 Years            3.41%              4.83%
-------------------------------------------------------
5 Years            5.22%              6.09%
-------------------------------------------------------
Since
Inception*         5.71%              6.36%
-------------------------------------------------------
+Sales charge applicable to year of initial investment.

*3/27/95

 ................................................................................

                    Sentinel New York Tax-Free Income Fund

Investment in Securities
at November 30, 2001
                                       Principal Amount       Value
                                         (M=$ 1,000)         (Note 1)
---------------------------------------------------------------------
Bonds 93.5%
New York 82.1%
Albany New York Parking
   Authority Revenue
   5.125%, 07/15/10                             650M      $   661,875
City University New York
   Certificate of Participation
   5.75%, 08/15/05                              300M          326,331
Coxsackie Athens New York
   Central School District
   5.50%, 06/15/13 (FSA)                        260M          278,182
Dutchess County, NY G/O
   5.00%, 06/15/17                              325M          327,840
Long Island, NY
   Electric Power Revenue
   5.50%, 12/01/13 (FSA)                        500M          550,325
   5.25%, 12/01/26                              200M          195,910
Metro Transportation Authority
   5.75%, 07/01/13                              250M          277,703
   5.00%, 04/01/23 (FGIC)                       250M          248,040
Monroe County G/O
   6.00%, 03/01/14                              250M          284,217
Monroe County Industrial
   Dev. Agency
   5.375%, 04/01/29                             510M          488,498
Monroe Woodbury Central
   School Dist.
   5.625%, 05/15/22 (MBIA)                      250M          258,928
Nassau County Industrial
   Dev. Agency
   4.75%, 07/01/28 (MBIA)                       500M          469,140
New York City Municipal
   Water Fin. Auth.
   5.00%, 06/15/12                              210M          219,551
   6.00%, 06/15/17                              100M          103,131
   5.75%, 06/15/20 (MBIA)                       220M          238,467
   5.875%, 06/15/25 (MBIA)                      500M          555,835
   5.125%, 06/15/30 (FGIC)                      300M          297,549
New York, NY G/O Series G
   5.75%, 02/01/20                              400M          412,492
New York, NY G/O Series K
   5.625%, 08/01/13                             350M          370,034
New York, NY Transitional
   Fin. Auth
   4.75%, 11/01/18                              200M          193,444
   5.00%, 05/01/29                              500M          481,215
New York State Dorm.
   Authority Revenue
   4201 Schools Program
   5.00%, 07/01/10                              250M          262,977
City University System
   5.625%, 07/01/16                             250M          271,433
   5.375%, 07/01/25
   (AMBAC)                                      200M          202,340
Department of Health
   5.50%, 07/01/20                              125M          126,756
Fordham University (FGIC)
   5.75%, 07/01/15                              215M          229,242
Memorial Sloan Kettering
   Cancer Center
   5.50%, 07/01/23 (MBIA)                       500M          534,120
Mental Health Services
   5.70%, 08/15/09                              250M          271,840
   5.50%, 08/15/17                              595M          615,290
   5.50%, 08/15/17
   (Prerefunded)                                  5M            5,552
   4.50%, 08/15/28
   (AMBAC)                                      500M          445,790
New York Medical College
   4.75%, 07/01/27 (MBIA)                       250M          233,842
Nursing Home-Hebrew Home
   5.625%, 02/01/17                             155M          162,084
Presbyterian FHA
   Hospital (AMBAC)
   4.75%, 08/01/27                              500M          468,965
Saint Johns Univ.
   5.25%, 07/01/18 (MBIA)                       205M          209,102
State Univ. Educ. Fac. -
   Ser A
   7.20%, 05/15/06                              200M          208,678
   6.375%, 05/15/14                             250M          269,412
State Univ. Educ. Fac. -
   Ser B
   4.75%, 05/15/28                              250M          229,225
Wyckoff Heights Medical Ctr.
   5.3%, 08/15/21                               250M          253,295
New York State
   Environmental Facilities
   5.75%, 01/15/13                              250M          267,810
   5.75%, 03/15/13                              300M          312,792
New York State Environmental
   Water Revenue
   5.00%, 06/15/19                              750M          751,680
New York State Housing
   Finance Agency
   5.625%, 05/01/02                             250M          253,053
New York State Local Govt.
   Assistance Corp.
   7.00%, 04/01/08                              100M          103,647
   5.375%, 04/01/16
   (AMBAC)                                      300M          309,216
New York State Medical
   Care Facilities
   6.45%, 02/15/09
   (Prerefunded)                                200M          213,732
New York State Mortgage
   Agency Revenue Bonds
   5.375%, 10/01/17                             500M          511,815
New York State Thruway
   Auth. Service Contract
   5.25%, 01/01/09                              500M          535,915
   6.25%, 04/01/14                              200M          225,382
New York State Urban
   Development Corp.
   6.00%, 01/01/15
   (AMBAC)                                      485M          536,517
   5.70%, 04/01/20                              250M          271,133
   4.75%, 01/01/28 (AMBAC)                      250M          234,707
North Hempstead, NY G/O
   6.00%, 07/15/15 (FGIC)                       500M          551,420
Saint Lawrence University
   5.625%, 07/01/13 (MBIA)                      250M          266,177
Suffolk County, NY Judicial
   Svc. Agreement
   5.75%, 10/15/13 (AMBAC)                      500M          550,775
Suffolk County, NY
   Water Authority
   5.625%, 06/01/16
   (AMBAC)                                      170M          175,652
Triborough Bridge &
   Tunnel Authority
   6.00%, 01/01/12                              250M          283,563
   5.125%, 01/01/22                             250M          250,062
United Nations
   Development Corp.
   6.00%, 07/01/12                              250M          269,225
                                                          -----------
                                                           19,112,923
                                                          -----------
Puerto Rico 11.4%
Puerto Rico Childrens Trust Fund
   6.00%, 07/01/26                              500M          531,985
Puerto Rico Commonwealth
   5.375%, 07/01/21 (MBIA)                      255M          261,602
   5.40%, 07/01/25                              300M          304,959
Puerto Rico Commonwealth
   Highway & Trans. Auth.
   5.75%, 07/01/16 (MBIA)                       500M          554,220
Puerto Rico Electric
   Power Authority
   4.50%, 07/01/18 (MBIA)                       300M          289,452
Puerto Rico Indl. Tourist Edl.
   Med. & Envir. Ctl. Facs.
   5.00%, 10/01/22 (MBIA)                       300M          300,192
Puerto Rico Public
   Building Authority
   5.75%, 07/01/15                              400M          417,564
                                                          -----------
                                                            2,659,974
                                                          -----------
Total Bonds
   (Cost $20,830,202)                                      21,772,897
                                                          -----------
---------------------------------------------------------------------
                                              Shares          Value
                                                             (Note 1)
---------------------------------------------------------------------
Short-Term Investments 4.2%
   BlackRock Provident Institutional
     New York Money Fund 1.47% (a)
     (Cost $965,000)                         965,000          965,000
                                                          -----------
   Total Investments
     (Cost $21,795,202)*                                   22,737,897

   Excess of Other Assets
        Over Liabilities 2.3%                                 536,774
                                                          -----------
   Net Assets                                             $23,274,671
                                                          ===========

* Also cost for federal income tax purposes. At November 30, 2001, net unrealized appreciation for federal income tax purposes aggregated $942,695 of which, $1,004,260 related to appreciated securities and $61,565 related to depreciated securities.
(a)  Variable rate security that may be tendered back to issuer at par.
     The following abbreviations are used in the portfolio descriptions:
     (AMBAC) - Guaranteed by AMBAC Indemnity Corp.
     (FGIC) - Guaranteed by Financial Guaranty Insurance Co.
     (FSA) - Guaranteed by Financial Security Assurance, Inc.
     (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp .
     G/O - General Obligation Bond

                                              See Notes to Financial Statements.

 ................................................................................

                     Sentinel New York Tax-Free Income Fund

Statement of Assets and Liabilities
at November 30, 2001

--------------------------------------------------------------------------------
Assets
Investments at value (Cost $21,795,202)                             $22,737,897
Cash and cash equivalents                                               134,235
Receivable for fund shares sold                                          52,788
Receivable for interest                                                 368,940
Receivable from fund administrator                                        7,898
                                                                    -----------
  Total Assets                                                       23,301,758
                                                                    -----------
--------------------------------------------------------------------------------
Liabilities
Payable for fund shares repurchased                                       8,000
Accrued expenses                                                          3,603
Management fee payable                                                   10,145
Distribution fee payable                                                  4,214
Fund service fee payable                                                  1,125
                                                                    -----------
  Total Liabilities                                                      27,087
                                                                    -----------
Net Assets Applicable to Outstanding Shares                         $23,274,671
                                                                    ===========
Net Asset Value and Offering Price Per Share
$23,274,671 / 1,933,628 shares outstanding                          $     12.04
Sales Charge -- 4.00% of Offering Price                                    0.50
                                                                    -----------
Maximum Offering Price Per Share                                    $     12.54
                                                                    ===========
--------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                          $    19,336
Paid-in capital                                                      22,638,377
Accumulated undistributed net investment income                             304
Accumulated undistributed net realized loss
  on investments                                                       (326,041)
Unrealized appreciation of investments                                  942,695
                                                                    -----------
Net Assets                                                          $23,274,671
                                                                    ===========

Statement of Operations
For the Year Ended November 30, 2001

--------------------------------------------------------------------------------
Investment Income
Income:
Interest                                                            $ 1,046,981
                                                                    -----------
Expenses:
Management advisory fee                                                 110,190
Transfer agent fees                                                       8,330
Custodian fees                                                            4,723
Distribution expense                                                     41,432
Accounting services                                                       6,800
Auditing fees                                                             2,900
Legal fees                                                                  750
Reports and notices to shareholders                                         500
Registration and filing fees                                              3,774
Directors' fees and expenses                                              2,477
Other                                                                    11,147
                                                                    -----------
  Total Expenses                                                        193,023
  Expense Reimbursement                                                (116,765)
  Expense Offset                                                         (4,523)
                                                                    -----------
  Net Expenses                                                           71,735
                                                                    -----------
Net Investment Income                                                   975,246
                                                                    -----------
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
  on Investments
Net realized loss on sales of investments                                (5,151)
Net change in unrealized appreciation                                   707,576
                                                                    -----------
Net Realized and Unrealized Gain
  on Investments                                                        702,425
                                                                    -----------
Net Increase in Net Assets from Operations                          $ 1,677,671
                                                                    ===========



See Notes to Financial Statements.

 ................................................................................

                    Sentinel New York Tax-Free Income Fund

Statement of Changes on Net Assets
                                                   Year Ended      Year Ended
                                                     11/30/01        11/30/00
--------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                              $  975,246      $  928,139
Net realized loss on sales of investments              (5,151)        (10,660)
Net change in unrealized appreciation                 707,576         631,658
                                                  -----------     -----------
Net increase in net assets from operations          1,677,671       1,549,137
                                                  -----------     -----------

--------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income                           (975,262)       (928,586)
From realized gain on investments                           -               -
                                                  -----------     -----------
Total distributions to shareholders                  (975,262)       (928,586)
                                                  -----------     -----------

--------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares                   5,117,077       3,667,640
Net asset value of shares in reinvestment
   of dividends and distributions                     682,924         675,724
                                                  -----------     -----------
                                                    5,800,001       4,343,364
Less: Payments for shares reacquired               (1,945,873)     (2,420,795)
                                                  -----------     -----------
Increase in net assets from capital
   share transactions                               3,854,128       1,922,569
                                                  -----------     -----------
Total Increase in Net Assets for period             4,556,537       2,543,120
Net Assets: Beginning of period                    18,718,134      16,175,014
                                                  -----------     -----------
Net Assets: End of period                         $23,274,671     $18,718,134
                                                  ===========     ===========
Undistributed Net Investment Income
     at End of Period                             $       304     $       320
                                                  ===========     ===========






See Notes to Financial Statements.

 ...................................................................................................................................

                                              Sentinel New York Tax-Free Income Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                             Year Ended       Year Ended    Year Ended    Year Ended    Year Ended
                                                           11/30/01 (A)     11/30/00 (A)      11/30/99      11/30/98      11/30/97
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period                        $  11.59         $  11.20       $  12.19      $  11.88       $ 11.72
                                                             ---------        ---------      ---------     ---------     ---------
Income (Loss) from Investment Operations
Net investment income                                             0.57             0.63           0.60          0.62          0.60
Net realized and unrealized gain (loss) on investments            0.45             0.39          (0.99)         0.34          0.25
                                                             ---------        ---------      ---------     ---------     ---------
Total from investment operations                                  1.02             1.02          (0.39)         0.96          0.85
                                                             ---------        ---------      ---------     ---------     ---------
Less Distributions
Dividends from net investment income                              0.57             0.63           0.60          0.62          0.60
Distributions from realized gains on investments                     -                -              -          0.03          0.09
                                                             ---------        ---------      ---------     ---------     ---------
Total Distributions                                               0.57             0.63           0.60          0.65          0.69
                                                             ---------        ---------      ---------     ---------     ---------
Net asset value at end of period                               $ 12.04          $ 11.59        $ 11.20       $ 12.19        $11.88
                                                             =========        =========      =========     =========     =========
Total Return (%) *                                                8.90             9.40          (3.30)         8.29          7.66

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                   0.37             0.02              -             -          0.30
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                        0.93             0.96           0.96          1.01          1.09
Ratio of net investment income to average
   net assets (%)                                                 4.71             5.54           5.13          5.17          5.31
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%) **                 4.14             4.61           4.20          4.19          4.57
Portfolio turnover rate (%)                                          4                4             31             6            21
Net assets at end of period (000 omitted)                      $23,275          $18,718        $16,175       $11,978        $7,704



(A) Per share data calculated utilizing average daily shares outstanding.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements


See Notes to Financial Statements.

 ................................................................................

 Sentinel Government Securities Fund seeks high current income while seeking to control risk by investing mainly in U.S. government bonds including direct obligations of the U.S. Treasury, the U.S. government, its agencies and instrumentalities.

                       Sentinel Government Securities Fund

The Fund's underweighting to long-maturity U.S. Treasury Bonds and its relative overweighting to the MBS sector made the largest contributions to the Fund's strong relative performance.

For the fiscal year ended November 30, 2001, the Sentinel Government
Securities Fund's 12-month total return was 9.96% versus a 9.26% return for the average fund in its Lipper U.S. Government peer group. The Lehman Government Bond Index and the Lehman Mortgage-Backed Securities Index returned 10.33% and 10.38% respectively over the same period.
   The twelve month period ended November 30, 2001, once again, can be categorized as another year of high volatility with respect to the direction of interest rates, the shape of the U.S. Treasury yield curve, and the relative spreads of mortgage-backed securities (MBS). The Federal Reserve, in an effort to stem a substantial weakening in U.S. economic activity, cut short-term interest rates 10 times lowering the Federal Funds rate to 2.0% from a 6.5% level at the beginning of the year. In response, the U.S. Treasury yield curve steepened sharply with short- and intermediate U.S. Treasury yields falling much more than their long-term counterparts. Over the period, the yield on the U.S. Treasury 2-year Note plunged 277 basis points, to 2.84%, while the yield on the 30-year U.S. Treasury Bond declined a scant 32 basis points to 5.29%. In this declining interest rate environment, prepayments on mortgage-backed securities surged to their highest levels ever as homeowners rushed to refinance their mortgages. Spreads on MBS widened substantially relative to U.S. Treasuries. A watershed event for the fixed-income markets occurred on October 31st, when the U.S. Treasury Department announced the elimination of future 30-year Bond auctions. This was clearly an effort to push long-term interest rates lower as they had lagged short-term interest rate movements so badly during the year.
   Over the fiscal year, the Fund's effective duration held steady at 5.9 years. Exposure to the MBS sector increased to 70% of assets up from 51% at the beginning of the fiscal year. The Fund's underweighting to long-maturity U.S. Treasury Bonds and its relative overweighting to the MBS sector made the largest contributions to the Fund's strong relative performance.
   In summary, we are adamantly committed to achieving the Fund's goals of high current income and capital preservation through all market environments, and appreciate your continued support.

/s/ David M. Brownlee

David M. Brownlee, CFA


Sentinel Government Securities Fund Performance
Class A Shares, Ten Years Ended November 30, 2001

                                    [CHART]

                             [PLOT POINTS TO COME]

 . Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Indices and Average does not. Past performance is not predictive of future results.

+ Unmanaged indices of bonds reflecting average prices in the Government bond and mortgage markets.

-----------------------------------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/01
                                     w/sales             w/o sales
Period                               charge+              charge

   1 Year                              5.56%               9.96%
-----------------------------------------------------------------------
   5 Years                             5.89%               6.76%
-----------------------------------------------------------------------
  10 Years                             6.39%               6.83%
-----------------------------------------------------------------------
+ Sales charge applicable to year of initial investment.

 ................................................................................

                       Sentinel Government Securities Fund

Investment in Securities
at November 30, 2001
                                               Principal Amount       Value
                                                  (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
U.S. Government Obligations 112.1%
U.S. Treasury Obligations 22.2%
10-Year:
   Note 5%, '11                                     7,000M        $ 7,137,760
                                                                 ------------
30-Year:
   Bond 5.5%, '28                                   5,000M          4,976,550
   Bond 5.375%, '31                                 4,000M          4,065,000
                                                                 ------------
                                                                    9,041,550
                                                                 ------------
Total U.S. Treasury Obligations                                    16,179,310
                                                                 ------------
U.S. Government Agency Obligations 89.9%
Federal Home Loan
 Mortgage Corporation 29.3%
Agency Discount Notes:
   2.00%, 12/18/01                                  1,800M          1,798,300
   1.92%, 02/14/02                                  1,700M          1,693,200
                                                                 ------------
                                                                    3,491,500
                                                                 ------------
Collateralized Mortgage Obligations:
   FHR 2198 PG 7%, '28                              3,000M          3,144,000
   FHR 2315 PE 7%, '30                              3,000M          3,136,230
                                                                 ------------
                                                                    6,280,230
                                                                 ------------
Mortgage-Backed Securities:
15-Year:
   9%, '06                                             22M             23,573
   6.5%, '14                                        3,036M          3,127,699
                                                                 ------------
                                                                    3,151,272
                                                                 ------------
30-Year:
   8.25%, '05                                           7M              7,450
   11%, '09                                             4M              4,308
   11%, '15                                            16M             18,079
   11%, '15                                            12M             13,396
   11%, '15                                            16M             17,560
   11%, '17                                             4M              4,692
   11%, '17                                            49M             54,744
   7%, '28                                          2,429M          2,503,860
   6.5%, '31                                        2,961M          3,001,231
   7%, '31                                          2,791M          2,870,399
                                                                 ------------
                                                                    8,495,719
                                                                 ------------
Total Federal Home
 Loan Mortgage Corporation                                         21,418,721
                                                                 ------------
Federal National Mortgage Association 48.0%
Agency Discount Notes:
   1.83%, 02/07/02                                  4,900M          4,883,062
                                                                 ------------
Collateralized Mortgage Obligations:
   FNR 2001-12 V
   6.5%, '16                                        3,000M          3,078,030
                                                                 ------------
Mortgage-Backed Securities:
10-Year:
   7%, '10                                            678M            709,243
                                                                 ------------
15-Year:
   8.25%, '02                                           6M              5,682
   9.75%, '04                                          31M             32,086
   8.5%, '11                                          467M            504,431
   6%, '16                                          1,979M          2,005,866
   6.5%, '16                                        1,220M          1,255,836
                                                                 ------------
                                                                    3,803,901
                                                                 ------------
20-Year:
   10%, '18                                           133M            151,549
   10%, '18                                           309M            345,203
   6.5%, '20                                          203M            207,311
                                                                 ------------
                                                                      704,063
                                                                 ------------

                                               Principal Amount       Value
                                                  (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------

30-Year:
   9.25%, '09                                         128M       $    141,729
   10.5%, '17                                         615M            707,254
   10%, '19                                           247M            277,154
   6.5%, '25                                        1,858M          1,896,599
   9.5%, '25                                          465M            518,502
   8%, '27                                            516M            547,711
   8%, '27                                          1,017M          1,083,284
   8%, '28                                            618M            659,204
   6.5%, '29                                        1,107M          1,124,011
   7%, '29                                          1,886M          1,944,078
   7%, '29                                          2,992M          3,095,535
   6.625%, '30                                      5,000M          5,362,500
   7.5%, '30                                        1,691M          1,767,837
   7%, '31                                          2,669M          2,748,352
                                                                 ------------
                                                                   21,873,750
                                                                 ------------
Total Federal National
 Mortgage Association                                              35,052,049
                                                                 ------------
Government National
 Mortgage Association 12.6%
Collateralized Mortgage Obligations:
   GNR 2001-25 P 7%, '31                            3,000M          3,223,530
                                                                 ------------
Mortgage-Backed Securities:
10-Year:
   7%, '03                                           233M             238,988
   7%, '03                                           328M             336,706
                                                                 ------------
                                                                      575,694
                                                                 ------------
30-Year:
   7%, '28                                         1,307M           1,351,426
   7%, '28                                         2,031M           2,097,585
   6.5%, '31                                       1,932M           1,963,507
                                                                 ------------
                                                                    5,412,518
                                                                 ------------
Total Government National
 Mortgage Association                                               9,211,742
                                                                 ------------
Total U.S. Government
 Agency Obligations                                                65,682,512
                                                                 ------------
Total U.S. Government Obligations
   (Cost $81,724,584)                                              81,861,822
                                                                 ------------

                                               Principal Amount       Value
                                                  (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
   Corporate Short-Term Notes 4.5%
   General Electric Capital Corp.
    2.06%, 12/18/01
    (Cost $3,296,790)                              3,300M        $  3,296,790
                                                                 ------------
   Total Investments
    (Cost $85,021,374)*                                            85,158,612

   Excess of Liabilities Over
    Other Assets (16.6%)                                          (12,112,928)
                                                                 ------------
   Net Assets                                                    $ 73,045,684
                                                                 ============


* Cost for federal income tax purposes is substantially similar. At November 30, 2001 unrealized appreciation for federal income tax purposes aggregated $137,238 of which $794,163 related to appreciated securities and $656,925 related to depreciated securities.





                                              See Notes to Financial Statements.

 ................................................................................

                      Sentinel Government Securities Fund

Statement of Assets and Liabilities
at November 30, 2001

--------------------------------------------------------------------------------
Assets
Investments at value (Cost $85,021,374)                           $85,158,612
Cash and cash equivalents                                                  52
Receivable for securities sold                                          2,736
Receivable for fund shares sold                                       310,788
Receivable for interest                                               384,565
Receivable from fund administrator                                      9,516
                                                               --------------
  Total Assets                                                     85,866,269
                                                               --------------
--------------------------------------------------------------------------------
Liabilities
Payable to Custodian Bank - Line of Credit                            240,850
Payable for securities purchased                                   12,486,829
Payable for fund shares repurchased                                    21,626
Accrued expenses                                                       14,078
Management fee payable                                                 31,843
Distribution fee payable                                               18,093
Fund service fee payable                                                7,266
                                                               --------------
  Total Liabilities                                                12,820,585
                                                               --------------
Net Assets Applicable to Outstanding Shares                       $73,045,684
                                                               ==============
Net Asset Value and Offering Price Per Share
$73,045,684 / 7,171,519 shares outstanding                        $     10.19
Sales Charge -- 4.00% of Offering Price                                  0.42
                                                               --------------
Maximum Offering Price Per Share                                  $     10.61
                                                               ==============
--------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                        $    71,715
Paid-in capital                                                    77,335,793
Accumulated distributions in excess of
  net investment income                                                (9,054)
Accumulated undistributed net realized loss
  on investments                                                   (4,490,008)
Unrealized appreciation of investments                                137,238
                                                               --------------
Net Assets                                                        $73,045,684
                                                               ==============

Statement of Operations
For the Year Ended November 30, 2001

--------------------------------------------------------------------------------
Investment Income
Income:
Interest                                                          $ 4,387,221
                                                               --------------
Expenses:
Management advisory fee                                               358,469
Transfer agent fees                                                    96,200
Custodian fees                                                         16,762
Distribution expense                                                  134,780
Accounting services                                                    22,150
Auditing fees                                                           7,500
Legal fees                                                              1,500
Reports and notices to shareholders                                     6,200
Registration and filing fees                                           14,265
Directors' fees and expenses                                            8,077
Other                                                                   7,109
                                                               --------------
  Total Expenses                                                      673,012
  Expense Reimbursement                                              (101,427)
  Expense Offset                                                      (15,012)
                                                               --------------
  Net Expenses                                                        556,573
                                                               --------------
Net Investment Income                                               3,830,648
                                                               --------------
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
  on Investments
Net realized gain on sales of investments                           3,625,758
Net change in unrealized appreciation
  (depreciation)                                                   (1,141,814)
                                                               --------------
Net Realized and Unrealized Gain
  on Investments                                                    2,483,944
                                                               --------------
Net Increase in Net Assets from Operations                        $ 6,314,592
                                                               ==============





See Notes to Financial Statements.

 ................................................................................

                         Sentinel Government Securities Fund

Statement of Changes on Net Assets

                                                    Year Ended       Year Ended
                                                      11/30/01         11/30/00
--------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                              $ 3,830,648      $ 4,047,026
Net realized gain (loss) on sales of investments     3,625,758         (428,780)
Net change in unrealized appreciation
   (depreciation)                                   (1,141,814)       1,911,944
                                                  ------------     ------------
Net increase in net assets from operations           6,314,592        5,530,190
                                                  ------------     ------------
--------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income                          (3,830,627)      (4,024,408)
From net realized gain on investments                        -                -
                                                  ------------     ------------
Total distributions to shareholders                 (3,830,627)      (4,024,408)
                                                  ------------     ------------
--------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares                   30,397,627        9,932,057
Net asset value of shares in reinvestment
   of dividends and distributions                    2,990,854        3,116,488
                                                  ------------     ------------
                                                    33,388,481       13,048,545
Less: Payments for shares reacquired               (23,477,291)     (19,040,080)
                                                  ------------     ------------
Increase (decrease) in net assets from
   capital share transactions                        9,911,190       (5,991,535)
                                                  ------------     ------------
Total Increase (Decrease) in Net Assets
   for period                                       12,395,155       (4,485,753)
Net Assets: Beginning of period                     60,650,529       65,136,282
                                                  ------------     ------------
Net Assets: End of period                          $73,045,684      $60,650,529
                                                  ============     ============
Distributions in Excess of Net Investment Income
   at End of Period                                $    (9,054)     $    (3,135)
                                                  ============     ============





See Notes to Financial Statements.

 ...................................................................................................................................

                                                Sentinel Government Securities Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                           Year Ended     Year Ended    Year Ended     Year Ended     Year Ended
                                                         11/30/01 (A)   11/30/00 (A)      11/30/99       11/30/98       11/30/97
----------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period                       $  9.81        $  9.56        $ 10.46        $ 10.09        $ 10.00
                                                           ---------      ---------      ---------      ---------      ---------
Income (Loss) from Investment Operations
Net investment income                                           0.57           0.64           0.64           0.61           0.59
Net realized and unrealized gain (loss) on investments          0.38           0.25          (0.90)          0.37           0.09
                                                           ---------      ---------      ---------      ---------      ---------
Total from investment operations                                0.95           0.89          (0.26)          0.98           0.68
                                                           ---------      ---------      ---------      ---------      ---------
Less Distributions
Dividends from net investment income                            0.57           0.64           0.64           0.61           0.59
Distributions from realized gains on investments                   -              -              -              -              -
                                                           ---------      ---------      ---------      ---------      ---------
Total Distributions                                             0.57           0.64           0.64           0.61           0.59
                                                           ---------      ---------      ---------      ---------      ---------
Net asset value at end of period                             $ 10.19        $  9.81        $  9.56        $ 10.46        $ 10.09
                                                           =========      =========      =========      =========      =========
Total Return (%) *                                              9.96           9.72          (2.49)         10.02           7.15

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                 0.85           0.87           0.84           0.91           0.98
Ratio of expenses to average net assets before
 voluntary expense reimbursements (%) **                        1.00           1.03           0.98           0.99           0.99
Ratio of net investment income to average
 net assets (%)                                                 5.68           6.72           6.46           6.02           6.15
Ratio of net investment income to average net assets
 before voluntary expense reimbursements (%) **                 5.53           6.56           6.34           5.94           6.15
Portfolio turnover rate (%)                                      379            232            330            355            249
Net assets at end of period (000 omitted)                    $73,046        $60,651        $65,136        $76,498        $75,810





(A) Per share data calculated utilizing average daily shares outstanding.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

 ................................................................................

 Sentinel Short Maturity Government Fund seeks high current income and limited fluctuations in principal value by investing at least 65% of its assets in U.S.
    government securities with average maturities of from two to five years.

                     Sentinel Short Maturity Government Fund

As of November 30, 2001, the Fund's exposure to the MBS sector stands at 97% of assets, providing it with a substantially higher yield than short U.S. Treasuries or Money Market instruments.

For the fiscal year ended November 30, 2001, the Sentinel Short Maturity Government Fund produced a total return of 7.74%. This compares to an average return of 8.16% as reported by Lipper Analytical Services Inc. for Short U.S. Government Funds. The Lehman 1-3 year Government Index returned 9.80% for the same period.

The investment goal of the Fund is to provide a high level of current income, consistent with safety of principal, by investing in U.S. government securities, including its agencies and instrumentalities. The Fund attempts to earn a competitive yield and rate of return between that of a money market fund and that provided by a long-term government bond fund. At least 65% of the Fund's assets are invested in U.S. government securities with an average maturity of less than 3 years. Included in this group of securities are U.S. Treasury and agency issues, as well as mortgage-backed securities (MBS) issued by the instrumentalities of the U.S. Government. The investment strategy of the Fund is to be at least 95% invested in all market environments, with a primary focus on yield, as the price appreciation/ depreciation of short maturity securities is fairly limited over a 12-month investment horizon. In addition, yield and total return are highly, positively correlated for short duration instruments over short investment horizons. The Fund's target duration is 2.0 years, managed within a range of 1.5 to 2.5 years. Given its emphasis on yield, the Fund may temporarily lag in relative performance should short-term interest rates decline sharply.

In an effort to stem a substantial weakening in U.S. economic activity, the Federal Reserve cut short-term interest rates 10 consecutive times over the fiscal year lowering the Federal Funds rate to 2.0% from 6.5%. The 2-year U.S. Treasury Note plunged 277 basis points to 2.84%, a historic low. Mortgage-backed securities (MBS) lagged in relative performance to their U.S. Treasury counterparts as prepayments on MBS increased with the decline in interest rates. The Fund's careful selection of the type of MBS product it invests in, helped insulate it from higher prepayments.

As of November 30, 2001, the Fund's exposure to the MBS sector stands at 97% of assets, providing it with a substantially higher yield than short U.S. Treasuries or Money Market instruments.

In summary, the Fund's exposure to the MBS sector inhibited its fiscal year performance, but positioned the Fund to be a potentially strong performer in the coming year. As always, we look forward to helping you achieve your investment goals and thank you for your support.

/s/ David M. Brownlee

David M. Brownlee, CFA


Sentinel Short Maturity Government Fund Performance
Class A Shares, March 27, 1995 inception through November 30, 2001

                                    [CHART]

                             [PLOT POINTS TO COME]

* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 1% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

+ An unmanaged index of bonds reflecting average prices in the bond market.

--------------------------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/01
                  w/sales               w/o sales
Period            charge+                  charge

1 Year              6.67%                   7.74%
--------------------------------------------------------------
3 Years             5.49%                   5.85%
--------------------------------------------------------------
5 Years             5.82%                   6.04%
--------------------------------------------------------------
Since
Inception*          6.15%                   6.31%
--------------------------------------------------------------
+ Sales charge applicable to year of initial investment.

*3/27/95

 ................................................................................

                    Sentinel Short Maturity Government Fund

Investment in Securities
at November 30, 2001
                                                     Principal Amount                        Value
                                                       (M=$1,000)                           (Note 1)
----------------------------------------------------------------------------------------------------
U.S. Government
   Agency Obligations 96.9%
Federal Home Loan
   Mortgage Corporation 28.0%
Collateralized Mortgage Obligations:
   FHLMC T-2A 7%, `21                                        155M                        $   160,360
                                                                                         -----------
Mortgage-Backed Securities:
10-Year
   6.5%, `11                                               1,985M                          2,050,565
                                                                                         -----------
15-Year:
   9%, `01                                                     1M                              1,408
   7.5%, `02                                                  18M                             18,083
   8%, `02                                                    29M                             29,073
   9%, `02                                                    26M                             26,179
   9.5%, `03                                                   1M                              1,324
   9.5%, `03                                                  23M                             23,845
   6.5%, `04                                                 178M                            183,473
   9.5%, `04                                                  59M                             61,795
   8.5%, `05                                                  61M                             62,972
   9%, `05                                                    52M                             53,847
   9.5%, `05                                                 121M                            125,752
   10%, `05                                                   13M                             13,524
   9%, `06                                                   151M                            159,338
   8.5%, `07                                                  14M                             14,611
   9%, `07                                                   538M                            563,262
   9%, `07                                                   100M                            105,148
   6%, `08                                                   238M                            243,536
   7%, `08                                                 1,787M                          1,879,872
   8%, `08                                                    28M                             29,432
   5.5%, `09                                                 220M                            223,340
   6.5%, `09                                                 269M                            278,988
   7.5%, `09                                                  59M                             62,004
   6%, `11                                                   354M                            363,286
   7%, `11                                                   122M                            127,628
   7.5%, `11                                                 976M                          1,026,024
   8%, `11                                                   455M                            478,765
   8%, `11                                                   678M                            715,154
   5.5%, `13                                               2,491M                          2,499,075
   6.5%, `13                                               1,173M                          1,208,926
   6.5%, `14                                               3,269M                          3,368,291
   8%, `15                                                   588M                            620,456
   5.5%, `16                                               2,201M                          2,194,196
                                                                                         -----------
                                                                                          16,762,607
                                                                                         -----------
30-Year:
   8.5%, `03                                                  78M                             80,471
   7%, `06                                                   120M                            124,644
   7.25%, `06                                              2,624M                          2,718,713
   7.75%, `06                                                 36M                             37,443
   6.5%, `07                                                  92M                             93,229
   7%, `07                                                    55M                             57,306
   8%, `07                                                   346M                            364,861
   8.25%, `07                                                175M                            184,597
   7.5%, `08                                                 335M                            349,985
   7.5%, `08                                                 188M                            194,438
   7.75%, `08                                                 85M                             88,625
   8%, `08                                                   376M                            393,486
   8.75%, `08                                                117M                            125,301
   9.25%, `08                                                111M                            120,167
   9.25%, `08                                                  7M                              7,116
   7.5%, `09                                                 238M                            250,062
   7.75%, `09                                                121M                            126,899
   8%, `09                                                    57M                             60,085
   8%, `09                                                    72M                             76,009
   8.25%, `09                                                252M                            265,812
   8.5%, `09                                                 469M                            496,399
   10.25%, `09                                                 8M                              8,644
   7.75%, `17                                                122M                            130,401
   8%, `17                                                   269M                            285,292
   8%, `23                                                   257M                            273,791
                                                                                         -----------
                                                                                           6,913,776
                                                                                         -----------
Total Federal Home Loan
  Mortgage Corporation                                                                    25,887,308
                                                                                         -----------
Federal National Mortgage Association 59.9%
Mortgage-Backed Securities:
7-Year Balloon:
   5.5%, `04                                                 274M                            280,535
   7%, `04                                                   200M                            206,486
                                                                                         -----------
                                                                                             487,021
                                                                                         -----------
10-Year
   7%, `07                                                   254M                            265,873
   5.5%, `09                                               3,607M                          3,681,503
   5.5%, `09                                               1,352M                          1,379,636
   6.5%, `09                                               1,370M                          1,424,353
   7%, `09                                                   458M                            479,187
   7%, `10                                                 1,201M                          1,257,731
   7.5%, `10                                                 346M                            362,460
   5.5%, `11                                               1,353M                          1,375,390
   6%, `11                                                 2,191M                          2,255,127
   6%, `11                                                 1,469M                          1,512,030
   6%, `11                                                   182M                            187,460
   6.5%, 11                                                1,605M                          1,664,278
   6.5%, 11                                                1,476M                          1,531,143
   6.5%, 11                                                2,624M                          2,721,175
   6.5%, `11                                               2,761M                          2,875,009
   8.5%, `12                                                 264M                            280,050
                                                                                         -----------
                                                                                          23,252,405
                                                                                         -----------
15-Year:
   9%, `02                                                     1M                              1,033
   9%, `02                                                     9M                              8,554
   6.5%, `03                                                   4M                              3,656
   7%, `03                                                    13M                             13,102
   9.5%, `03                                                  74M                             74,776
   6%, `04                                                    88M                             88,151
   6.5%, `08                                               1,439M                          1,494,066
   6.5%, `09                                               1,998M                          2,074,651
   6.5%, `09                                                 856M                            887,569
   7%, `09                                                   510M                            533,978
   7.25%, `09                                                335M                            351,220
   7%, `10                                                 1,065M                          1,114,309
   7%, `10                                                   244M                            255,656
   9%, `10                                                   296M                            313,520
   7%, `11                                                   514M                            537,535
   7%, `11                                                   498M                            520,711
   7%, `12                                                   556M                            580,006
   7%, `12                                                   899M                            934,646
   6.5%, `13                                               2,964M                          3,070,905
   5.5%, `14                                                 868M                            869,371
   6%, `14                                                 3,519M                          3,584,169
   7.5%, `14                                               2,760M                          2,898,510
   8.5 %, `15                                                339M                            360,705
   6.5%, `16                                               2,441M                          2,511,672
   9%, `16                                                   345M                            368,529
                                                                                         -----------
                                                                                          23,451,000
                                                                                         -----------
20-Year:
   10.5%, `18                                                386M                            444,077
                                                                                         -----------
30-Year:
   10.5%, `03                                                  19                                 20
   8%, `04                                                    24M                             24,891
   8%, `04                                                    12M                             12,714
   9%, `04                                                    36M                             36,973
   7%, `05                                                    79M                             80,684
   8%, `05                                                   204M                            207,796
   9%, `05                                                   199M                            211,574
   7.75%, `06                                                149M                            155,932
   8%, `06                                                   202M                            211,262
   8%, `06                                                    99M                            102,175
   7.5%, `07                                                 149M                            156,265
   7.5%, `07                                                  22M                             22,784
   7.5%, `07                                                 402M                            420,264
   7.5%, `08                                                 217M                            226,724
   7.75%, `08                                                106M                            112,283
   8%, `08                                                   101M                            106,169
   8%, `08                                                   187M                            198,553
   8%, `08                                                   235M                            249,694
   8.5%, `08                                                 112M                            120,408
   8.25%, `09                                                 91M                             96,648
   8.25%, `09                                                250M                            266,794
   8.75%, `09                                                 40M                             43,376
   9%, `09                                                   119M                            129,384
   8.5%,'11                                                  473M                            507,852
   8.5%, `11                                                  72M                             77,565
   8%, `12                                                   473M                            502,600
   8.75%, `13                                                 28M                             30,492
   7.5%, `14                                                 297M                            310,313
   11.5%, `15                                                108M                            123,930
   12.5%, `15                                                167M                            193,452
   10.5%, `16                                                444M                            497,061
   8.25%, `17                                                158M                            170,975
   9%, `17                                                   201M                            220,358
   10.5%, `18                                                 70M                             78,651
   7%, `19                                                   101M                            105,356
   11%, `19                                                   48M                             55,080
   7.45%, `22                                                295M                            311,172
   7.45%, `22                                                447M                            471,545
   8.25%, `22                                                 73M                             78,528
   10%, `23                                                  188M                            210,792
   9%, `25                                                   165M                            181,100
   10%, `25                                                  342M                            383,308
                                                                                         -----------
                                                                                           7,703,497
                                                                                         -----------
Total Federal
  National Mortgage Association                                                           55,338,000
                                                                                         -----------
Government National
  Mortgage Association 9.0%
Mortgage-Backed Securities:
15-Year:
   6%, `09                                                   279M                            287,633
   6%, `09                                                   319M                            329,027
   6%, `09                                                   287M                            296,597
   6%, `09                                                   335M                            345,318
   6%, `09                                                   361M                            372,997
   6%, `09                                                   372M                            384,903
   6%, `09                                                   312M                            322,581
   6%, `09                                                   298M                            307,183
   6%, `09                                                   381M                            393,147
   6%, `09                                                   309M                            319,085
   6%, `11                                                   350M                            360,195
   6.5%, `08                                                 162M                            169,628
   6.5%, `08                                                 349M                            364,977


                                             See Notes to Financial Statements.

 ................................................................................

                    Sentinel Short Maturity Government Fund

Investment in Securities (Continued)
at November 30, 2001

                    Principal Amount                      Value
                       (M=$1,000)                        (Note 1)
-----------------------------------------------------------------
  6.5%, `09                1,172M                     $ 1,222,568
  6.5%, `09                  399M                         416,623
  7%, `07                    236M                         248,257
  7%, `08                    121M                         128,145
  7%, `08                    131M                         138,005
  7%, `13                    118M                         122,402
  8%, `02                      2M                           2,228
  8%, `02                     904                             921
  8%, `02                      2M                           1,655
  8%, `02                      2M                           2,278
  9.5%, `04                   488                             509
  9.75% `04                  192M                         201,949
  9.75% `05                  260M                         275,616
  9%, `06                     59M                          60,707
  7%, `07                    230M                         241,868
  9%, `07                      8M                           8,435
  7.5%, `08                  113M                         119,820
  8%, `08                    145M                         154,340
  9%, `11                     60M                          64,713
  7.5%, `12                  159M                         168,300
  7.5%, `13                  183M                         193,358
                                                    -------------
                                                        8,025,968
                                                    -------------
  20-Year:
  9.25%, `07                  13M                          14,281
  9.75%, `10                  35M                          39,510
                                                    -------------
                                                           53,791
                                                    -------------
  30-Year:
  6.5%, `03                   46M                          46,882
  8%, `03                     65M                          67,419
  8%, `04                      9M                           9,288
  7.75%, `05                  80M                          83,531
  9%, `09                     39M                          41,998
  10%, `09                     8M                           8,709
  10%, `16                     4M                           4,137
                                                    -------------
                                                          261,964
                                                    -------------
Total Government National
  Mortgage Association                                  8,341,723
                                                    -------------
Total Investments
  (Cost $88,422,538)*                                  89,567,031

Excess of Other Assets
  Over Liabilities 3.1%                                 2,842,661
                                                    -------------
Net Assets                                          $  92,409,692
                                                    =============

* Also cost for federal income tax purposes. At November 30, 2001 unrealized appreciation for federal income tax purposes aggregated 1,144,493 of which $1,318,362 related to appreciated securities and $173,869 related to depreciated securities.

Statement of Assets and Liabilities
at November 30, 2001


----------------------------------------------------------------------------------------
Assets
Investments at value (Cost $88,422,538)                                     $ 89,567,031
Cash and cash equivalents                                                        639,922
Receivable for securities sold                                                   122,056
Receivable for fund shares sold                                                1,699,802
Receivable for interest                                                          515,616
Receivable from fund administrator                                                28,404
                                                                            ------------
  Total Assets                                                                92,572,831
                                                                            ------------
----------------------------------------------------------------------------------------
Liabilities
Payable for fund shares repurchased                                               86,436
Accrued expenses                                                                   9,794
Management fee payable                                                            38,217
Distribution fee payable                                                          21,626
Fund service fee payable                                                           7,066
                                                                            ------------
  Total Liabilities                                                              163,139
                                                                            ------------
Net Assets Applicable to Outstanding Shares                                 $ 92,409,692
                                                                            ============
Net Asset Value and Offering Price Per Share
$92,409,692 / 9,514,044 shares outstanding                                  $       9.71
Sales Charge--1.00% of Offering Price                                               0.10
                                                                            ------------
Maximum Offering Price Per Share                                            $       9.81
                                                                            ============
----------------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                                  $     95,140
Paid-in capital                                                               93,875,772
Accumulated undistributed net investment income                                    2,099
Accumulated undistributed net realized loss
  on investments                                                              (2,707,812)
Unrealized appreciation of investments                                         1,144,493
                                                                            ------------
Net Assets                                                                  $ 92,409,692
                                                                            ============

                                              See Notes to Financial Statements.

 ................................................................................

                    Sentinel Short Maturity Government Fund

Statement of Operations
For the Year Ended November 30, 2001

------------------------------------------------------------------------
Investment Income
Income:
Interest                                                     $ 4,077,705
                                                             -----------
Expenses:
Management advisory fee                                          326,441
Transfer agent fees                                               74,750
Custodian fees                                                    17,762
Distribution expense                                             214,903
Accounting services                                               19,825
Auditing fees                                                      6,500
Legal fees                                                         2,100
Reports and notices to shareholders                                5,500
Registration and filing fees                                      16,214
Directors' fees and expenses                                       7,208
Other                                                             14,659
                                                             -----------
   Total Expenses                                                705,862
   Expense Reimbursement                                        (235,319)
   Expense Offset                                                (15,262)
                                                             -----------
   Net Expenses                                                  455,281
                                                             -----------
Net Investment Income                                          3,622,424
                                                             -----------
------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                        143,376
Net change in unrealized appreciation                            584,210
                                                             -----------
Net Realized and Unrealized Gain
   on Investments                                                727,586
                                                             -----------
Net Increase in Net Assets from Operations                   $ 4,350,010
                                                             ===========


Statement of Changes on Net Assets

                                                            Year Ended       Year Ended
                                                              11/30/01         11/30/00
---------------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                                      $ 3,622,424      $ 3,880,730
Net realized gain (loss) on sales of investments               143,376         (788,780)
Net change in unrealized appreciation                          584,210          508,793
                                                           -----------      -----------
Net increase in net assets from operations                   4,350,010        3,600,743
                                                           -----------      -----------
---------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income                                  (3,596,269)      (3,843,275)
From realized gain on sale of investments                            -                -
                                                           -----------      -----------
Total distributions to shareholders                         (3,596,269)      (3,843,275)
                                                           -----------      -----------
---------------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares                           74,111,903       27,255,188
Net asset value of shares in reinvestment
  of dividends and distributions                             3,149,027        3,316,323
                                                           -----------      -----------
                                                            77,260,930       30,571,511
Less: Payments for shares reacquired                       (37,921,629)     (45,659,807)
                                                           -----------      -----------
Increase (decrease) in net assets from capital
  share transactions                                        39,339,301      (15,088,296)
                                                           -----------      -----------
Total Increase (Decrease) in Net Assets
  for period                                                40,093,042      (15,330,828)
Net Assets: Beginning of period                             52,316,650       67,647,478
                                                           -----------      -----------
Net Assets: End of period                                  $92,409,692      $52,316,650
                                                           ===========      ===========
Undistributed Net Investment Income
  at End of Period                                         $     2,099      $     7,823
                                                           ===========      ===========

See Notes to Financial Statements.

 ................................................................................

                    Sentinel Short Maturity Government Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.


                                                        Year Ended     Year Ended  Year Ended   Year Ended   Year Ended
                                                      11/30/01 (A)   11/30/00 (A)    11/30/99     11/30/98     11/30/97
-----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period                   $    9.56       $  9.58     $   9.88     $   9.82     $   9.81
                                                      ------------   -----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income                                         0.57          0.64         0.60         0.57         0.56
Net realized and unrealized gain (loss)
   on investments                                             0.15         (0.02)       (0.30)        0.06         0.01
                                                      ------------   -----------   ----------   ----------   ----------
Total from investment operations                              0.72          0.62         0.30         0.63         0.57
                                                      ------------   -----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                          0.57          0.64         0.60         0.57         0.56
Distributions from realized gains on investments                --            --           --           --           --
                                                      ------------   -----------   ----------   ----------   ----------
Total Distributions                                           0.57          0.64         0.60         0.57         0.56
                                                      ------------   -----------   ----------   ----------   ----------
Net asset value at end of period                         $    9.71      $   9.56     $   9.58     $   9.88     $   9.82
                                                      ============   ===========   ==========   ==========   ==========
Total Return (%) *                                            7.74          6.70         3.15         6.61         6.04

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)               0.77          0.77         0.76         0.82         1.00
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                    1.15          1.18         1.11         1.12         1.18
Ratio of net investment income to average
   net assets (%)                                             5.90          6.71         6.28         6.04         6.20
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%) **             5.52          6.30         5.94         5.76         6.14
Portfolio turnover rate (%)                                    141            88          203          229           61
Net assets at end of period (000 omitted)                $  92,410      $ 52,317     $ 67,647     $ 68,346     $ 45,044

(A) Per share data calculated utilizing average daily shares outstanding.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

 ................................................................................

  Sentinel U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal values by investing solely in short-term direct obligations of the U.S. Treasury with remaining maturities of 397 days or less.

                    Sentinel U.S. Treasury Money Market Fund

As of November 30, 2001, the Fund's net assets had decreased over the previous year by 4.5% to $125.2 million.

For the 12-month period ended November 30, 2001, short-term interest rates decreased dramatically, largely influenced by the Federal Reserve's ten rate cuts throughout the fiscal year. At the end of the fiscal year, the federal funds rate plunged 462 basis points to 2.13%. During the Federal Reserve's intervention, the prime and discount rates declined by a total of 450 basis points, bringing them to 5.00% and 1.50%, respectively. On average, the yields on 90-day certificates of deposit and commercial paper decreased 469 basis points ending the fiscal year at 1.93%. The 90-day Treasury bill dropped to 1.73%, a reduction of 447 basis points.

    The economy's cyclical slowdown carried over into 2001 with an official announcement that the economy had entered into a recession in March 2001. Throughout the year business and consumer confidence were down, corporate profits were weak, and an anemic labor market pushed the unemployment to 5.4%. In hopes of stimulating growth in an environment of low inflation, the Federal Reserve aggressively eased monetary policy. The federal funds target dropped to 2% as compared to 6.50% at the beginning of the year. Fiscal policy added to the stimulus goal by initiating three programs: the major tax reduction of June, an emergency spending bill enacted after the terrorist attacks, and a fiscal stimulus bill currently in Congress. The third quarter of 2001 brought with it a flight to quality due to the situations of Argentina, Enron, and the Middle East turmoil.

    For the 12-month period, the Sentinel U. S. Treasury Money Market Fund's maturity lengthened to 59 from 42 days. The 7-day yield decreased to 1.52%. As of November 30, 2001, the Fund's net assets had decreased over the previous year by 4.5% to $125.2 million.

/s/ Darlene A. Coppola

Darlene A. Coppola

 ................................................................................

                    Sentinel U.S. Treasury Money Market Fund

Investment in Securities
at November 30, 2001

                            Principal Amount                 Value
                              (M=$1,000)                   (Note 1)
-------------------------------------------------------------------
U.S. Treasury Obligations 100.6%
U.S. Treasury Bill
   3.295%, 12/06/01               7,800M                $ 7,796,431
U.S. Treasury Bill
   2.7%, 12/13/01                13,000M                 12,988,300
U.S. Treasury Bill
   2.21%, 12/20/01                5,000M                  4,994,168
U.S. Treasury Bill
   2.25%, 12/27/01                5,000M                  4,991,875
U.S. Treasury Bill
   2.3%, 12/27/01                10,000M                  9,983,389
U.S. Treasury Bill
   2.22%, 01/03/02                3,900M                  3,892,063
U.S. Treasury Bill
   2.17%, 01/10/02                6,000M                  5,985,533
U.S. Treasury Bill
   2.215%, 01/10/02               2,400M                  2,394,093
U.S. Treasury Bill
   2.15%, 01/17/02               10,900M                 10,869,404
U.S. Treasury Bill
   2.1%, 01/24/02                 4,000M                  3,987,400
U.S. Treasury Bill
   2.13%, 01/31/02                5,800M                  5,779,067
U.S. Treasury Bill
   1.985%, 02/07/02               5,000M                  4,981,253
U.S. Treasury Bill
   1.98%, 02/14/02                4,100M                  4,083,088
U.S. Treasury Bill
   1.98%, 02/21/02                5,000M                  4,977,450
U.S. Treasury Bill
   2.04%, 02/21/02                3,000M                  2,986,060
U.S. Treasury Bill
   1.78%, 02/28/02                5,000M                  4,977,997
U.S. Treasury Bill
   1.805%, 03/07/02               5,000M                  4,975,933
U.S. Treasury Bill
   1.91%, 03/14/02                5,000M                  4,972,677
U.S. Treasury Bill
   1.92%, 03/14/02                5,100M                  5,071,984
U.S. Treasury Bill
   1.915%, 03/21/02               5,550M                  5,517,525
U.S. Treasury Bill
   1.76%, 03/28/02                5,150M                  5,120,542
U.S. Treasury Bill
   1.83%, 04/11/02                4,700M                  4,668,702
                                                       ------------
Total U.S. Treasury Obligations
  (Amortized Cost $125,994,934)*                        125,994,934
                                                       ------------
Excess of Liabilities Over
  Other Assets (0.6%)                                      (790,149)
                                                       ------------
Net Assets                                             $125,204,785
                                                       ============

* Also cost for federal income tax purposes.

                                              See Notes to Financial Statements.

 ................................................................................

                    Sentinel U.S. Treasury Money Market Fund

Statement of Assets and Liabilities
at November 30, 2001

-----------------------------------------------------------------------------
Assets
Investments at value (Cost $125,994,934)                        $ 125,994,934
Cash and cash equivalents                                             235,761
Receivable for fund shares sold                                     3,576,730
                                                                -------------
  Total Assets                                                    129,807,425
                                                                -------------
-----------------------------------------------------------------------------
Liabilities
Payable for fund shares repurchased                                 4,328,188
Income dividends payable                                              186,627
Accrued expenses                                                       32,512
Management fee payable                                                 41,718
Fund service fee payable                                               13,595
                                                                -------------
  Total Liabilities                                                 4,602,640
                                                                -------------
Net Assets Applicable to Outstanding Shares                     $ 125,204,785
                                                                =============
Net Asset Value
  Class A Shares
$118,894,033 / 118,894,033
  shares outstanding                                            $        1.00
                                                                =============
  Class B Shares
$6,310,752 / 6,310,752 shares outstanding                       $        1.00
                                                                =============
-----------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                      $   1,252,048
Paid-in capital                                                   123,952,737
                                                                -------------
Net Assets                                                      $ 125,204,785
                                                                =============

Statement of Operations
For the Year Ended November 30, 2001

-----------------------------------------------------------------------------
Investment Income
Income:
Interest                                                           $5,203,497
                                                                -------------
Expenses
Management advisory fee                                               489,226
Transfer agent fees                                                   200,400
Custodian fees                                                         24,425
Interest expense                                                       15,554
Accounting services                                                    40,570
Auditing fees                                                          12,750
Legal fees                                                              3,350
Reports and notices to shareholders                                    13,200
Registration and filing fees                                           26,836
Directors' fees and expenses                                           14,426
Other                                                                   7,420
                                                                -------------
  Total Expenses                                                      848,157
  Expense Offset                                                      (10,329)
                                                                -------------
  Net Expenses                                                        837,828
                                                                -------------
Net Investment Income and Net Increase in
  Net Assets from Operations                                       $4,365,669
                                                                =============


Statement of Changes on Net Assets

                                                    Year Ended       Year Ended
                                                      11/30/01         11/30/00
-------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                            $   4,365,669    $   5,765,559
                                                 -------------    -------------
-------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
  Class A Shares                                    (4,198,595)      (5,563,233)
  Class B Shares                                      (167,074)        (202,326)
                                                 -------------    -------------
Total Distributions to Shareholders                 (4,365,669)      (5,765,559)
                                                 -------------    -------------
-------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                   729,991,934      967,454,430
  Class B Shares                                    10,381,963        6,025,625
Net asset value of shares in reinvestment
  of dividends and distributions
  Class A Shares                                     2,837,539        3,702,767
  Class B Shares                                       155,855          184,722
                                                 -------------    -------------
                                                   743,367,291      977,367,544
Less: Payments for shares reacquired
 Class A Shares                                   (740,991,043)    (965,985,727)
 Class B Shares                                     (8,295,510)      (7,519,591)
                                                 -------------    -------------
Increase (decrease) in net assets from
  capital share transactions                        (5,919,262)       3,862,226
                                                 -------------    -------------
Total Increase (Decrease) in Net Assets
  for period                                        (5,919,262)       3,862,226
Net Assets: Beginning of period                    131,124,047      127,261,821
                                                 -------------    -------------
Net Assets: End of period                        $ 125,204,785    $ 131,124,047
                                                 =============    =============

See Notes to Financial Statements.

 ................................................................................

                   Sentinel U.S. Treasury Money Market Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                      Year Ended   Year Ended   Year Ended     Year Ended     Year Ended
                                                    11/30/01 (A) 11/30/00 (A)     11/30/99       11/30/98       11/30/97
------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period              $       1.00  $      1.00    $    1.00     $     1.00    $      1.00
                                                    ------------  -----------    ---------     ----------    -----------
Income from Investment Operations
Net investment income                                       0.04         0.05         0.04           0.04           0.04
Net realized and unrealized gain on investments               --           --           --             --             --
                                                    ------------  -----------    ---------     ----------    -----------
Total from investment operations                            0.04         0.05         0.04           0.04           0.04
                                                    ------------  -----------    ---------     ----------    -----------
Less Distributions
Dividends from net investment income                        0.04         0.05         0.04           0.04           0.04
Distributions from realized gains on investments              --           --           --             --             --
                                                    ------------  -----------    ---------     ----------    -----------
Total Distributions                                         0.04         0.05         0.04           0.04           0.04
                                                    ------------  -----------    ---------     ----------    -----------
Net asset value at end of period                    $       1.00  $      1.00    $    1.00     $     1.00    $      1.00
                                                    ============  ===========    =========     ==========    ===========
Total Return (%) *                                          3.64         5.18         4.09           4.55           4.61

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)             0.69         0.73         0.70           0.73           0.77
Ratio of net investment income to average
   net assets (%)                                           3.56         5.05         4.01           4.47           4.46
Net assets at end of period (000 omitted)           $    118,894  $    127,05    $ 121,884     $   98,115    $    85,911



                                                      Year Ended   Year Ended   Year Ended     Year Ended     Year Ended
                                                    11/30/01 (A) 11/30/00 (A)     11/30/99       11/30/98       11/30/97
------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period              $       1.00  $      1.00    $    1.00     $     1.00    $      1.00
                                                    ------------  -----------    ---------     ----------    -----------
Income from Investment Operations
Net investment income                                       0.03         0.05         0.04           0.04           0.05
Net realized and unrealized gain on investments               --           --           --             --             --
                                                    ------------  -----------    ---------     ----------    -----------
Total from investment operations                            0.03         0.05         0.04           0.04           0.05
                                                    ------------  -----------    ---------     ----------    -----------
Less Distributions
Dividends from net investment income                        0.03         0.05         0.04           0.04           0.05
Distributions from realized gains on investments              --           --           --             --             --
                                                    ------------  -----------    ---------     ----------    -----------
Total Distributions                                         0.03         0.05         0.04           0.04           0.05
                                                    ------------  -----------    ---------     ----------    -----------
Net asset value at end of period                    $       1.00  $      1.00    $    1.00     $     1.00    $      1.00
                                                    ============  ===========    =========     ==========    ===========
Total Return (%) *                                          3.43         4.85         3.84           4.49           4.65

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)             0.89         1.03         0.93           0.78           0.73
Ratio of net investment income to average
   net assets (%)                                           3.21         4.72         3.79           4.42           4.50
Net assets at end of period (000 omitted)           $      6,311  $     4,068    $   5,378     $    4,422    $     3,434

(A) Per share data calculated utilizing average daily shares outstanding.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

 ................................................................................

                          Notes to Financial Statements

(1) Significant Accounting Policies:

Sentinel Group Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Company consists of fourteen separate series - Sentinel Flex Cap Opportunity Fund, Sentinel Small Company Fund, Sentinel Mid Cap Growth Fund, Sentinel World Fund, Sentinel Growth Index Fund, Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel High Yield Bond Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund (a non-diversified series), Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund and Sentinel U.S. Treasury Money Market Fund, each individually referred to as a Fund. All Funds offer one class of shares now referred to as Class A shares. In addition, Sentinel Flex Cap Opportunity, Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel World, Sentinel Growth Index, Sentinel Common Stock, Sentinel Balanced, Sentinel High Yield Bond, Sentinel Bond and Sentinel U.S. Treasury Money Market Funds have a second class of shares called Class B shares. A third class of shares called Class C shares are offered for Sentinel Flex Cap Opportunity, Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel Growth Index, Sentinel World, Sentinel Common Stock, Sentinel Balanced, and Sentinel High Yield Bond. Balanced Fund also offers a fourth class of shares called Class D shares.

    The following is a summary of significant accounting policies followed by the Company.

A. Security Valuation: Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximates market value. Portfolio securities of the Sentinel U.S. Treasury Money Market Fund are valued at amortized cost, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission.

The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

B. Securities Transactions and Related Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Cost is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. The Sentinel Tax-Free Income Fund, the Sentinel New York Tax-Free Income Fund and the Sentinel Short Maturity Government Fund amortize premium. Sentinel New York Tax-Free Income Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in the State of New York.

C. Dividends and Distributions: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions and the reclassification of net investment losses to net short-term capital gains or paid-in-capital. Reclassifications were made to reflect these differences as of November 30, 2001.

                                     Accumulated     Accumulated undistributed
                                    undistributed    net realized gain (loss)
                                    net investment  on investments and foreign       Paid-in
          Fund                      income (loss)     currency transactions          capital
--------------------------         ---------------  --------------------------     -----------
Flex Cap ..................          $  543,016         $      --                 $  (543,016)
Small Company .............             443,072          (220,029)                   (223,043)
Mid Cap Growth ............           2,509,743              5,955                 (2,515,698)
World .....................             (95,654)            95,651                          3
Growth Index ..............              14,375                 --                    (14,375)
Common Stock ..............              (6,556)             6,572                        (16)
Balanced ..................              (1,071)             1,071                         --
High Yield ................              26,810                 --                    (26,810)
Bond ......................              20,389              2,376                    (22,765)
Government Sec. ...........              (5,940)             6,459                       (519)
Short Maturity Gov't. .....             (31,879)           476,003                   (444,124)

D. Dollar Rolls: Sentinel Balanced, Sentinel Bond, Sentinel Government Securities and Sentinel Short Maturity Government Funds enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as interest income.

 ................................................................................

E. Federal Income Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. The Company intends to distribute all of its taxable income to its shareholders, relieving each Fund of any federal excise tax or income tax liability.

F. Foreign Currency Translations: The books and records of the Sentinel World Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

 (1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and
 (2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

    The Sentinel World Fund does not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Repurchase Agreements: Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at November 30, 2001.

H. Line of Credit: The Funds have obtained access to an unsecured line of credit of up to $30,000,000 from the custodian bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate plus an additional 50 basis points. In addition, a commitment fee of 1% of the unused balance is paid quarterly to the custodian bank. Such amounts are considered insignificant during the current year period.

    At November 30, 2001, Sentinel Government Securities Fund and Sentinel High Yield Bond Fund had outstanding balances of $240,850 and $587,200 respectively against this line of credit. The average weighted interest rate was 2.6875%.

I. Other: Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds' respective average net assets or number of shareholder accounts.

    Allocation of expenses not allocated to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts, each on a pro rata basis, of each Class.

    Investment income, gains and losses (realized and unrealized) are allocated pro rata according to daily net assets of each Class of each Fund.

    Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(2) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to the Investment Advisory Agreement (the "Agreement"), Sentinel Advisors, Co. ("SAC"), a Vermont general partnership whose general partners are Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life Insurance Company ("National Life"), Provident Mutual Management Co., Inc., an affiliate of Provident Mutual Life Insurance Company of Philadelphia ("Provident Mutual"), HTK of Delaware, Inc. ("HTK"), an affiliate of The Penn Mutual Life Insurance Company ("Penn Mutual") and Sentinel Management Company ("SMC"), a Vermont general partnership whose general partners are affiliates of National Life, Provident Mutual and Penn Mutual, provides general supervision of the Funds' investments as well as certain administrative and related services. As compensation in full for services rendered under its Advisory Agreement, the Funds pay SAC a monthly fee determined as follows: (1) With respect to Sentinel Flex Cap Opportunity Fund: 0.90% per annum on the average daily net assets. (2) With respect to Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel World and Sentinel Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (3) With respect to Sentinel Growth Index Fund: 0.30% per annum on the average daily net assets. (4) With respect to Sentinel Common Stock Fund: 0.55% per annum on the average daily net assets of the Fund. (5) With respect to Sentinel High Yield Bond Fund: 0.75% per annum on the first $100 million of average daily net assets; 0.70% per

 ................................................................................

annum on the next $100 million of such assets; 0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million. (6) With respect to Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income, Sentinel Government Securities and Sentinel Short Maturity Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (7) With respect to Sentinel U.S. Treasury Money Market Fund:
0.40% per annum on the first $300 million of average daily net assets; and 0.35% per annum on such assets in excess of $300 million.

    With respect to Sentinel World Fund, SAC has entered into a sub-advisory agreement with INVESCO Global Asset Management (N.A.), Inc. Pursuant to such agreement, INVESCO provides SAC with a continuous investment program consistent with Sentinel World Fund's investment objectives and policies. The sub-advisory agreement provides for a fee to be paid by SAC to INVESCO of the greater of (a) a monthly fee equal to 0.375% per annum of the average daily net assets of Sentinel World Fund up to $500 million and 0.30% per annum of such average net assets in excess of $500 million, or (b) $20,000 per annum.

    With respect to Sentinel High Yield Bond Fund, SAC has entered into a sub-advisory agreement with Evergreen Investment Management Company ("Evergreen"). Pursuant to such agreement, Evergreen provides SAC with a continuous investment program consistent with Sentinel High Yield Bond Fund's investment objectives and policies. The sub-advisory agreement provides for a fee from SAC to Evergreen equal to one half of the fee paid by Sentinel High Yield Bond Fund to SAC, provided that the fee paid by SAC to Evergreen will always be at least 0.35% per annum of the average daily net assets.

    With respect to Sentinel Flex Cap Opportunity Fund, SAC has entered into a sub-advisory agreement with Fred Alger and Company, Inc. to provide the SAC with a continuous investment program consistent with the Flex Cap Opportunity Fund's stated investment objectives and policies. Under the agreement, the Advisor pays a fee to Alger equal to 0.50% per annum of the average daily net assets.

    All Funds (except Sentinel U.S. Treasury Money Market Fund) have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the "A Plans". Each of the Funds Class B shares (except Sentinel U.S. Treasury Money Market Fund) has also adopted a distribution plan applicable to its Class B shares. These plans are herein referred to as the "B Plans". Each of the Funds Class C shares has also adopted a Class C distribution plan applicable to its Class C shares referred to as the "C Plans". The Sentinel Balanced Fund Class D has adopted a distribution plan referred to as the "D Plan

    Under the A Plans, each participating Fund pays to the Distributor a monthly fee at the maximum annual rate of (a) 0.30% of average daily net assets relating to A shares outstanding in the case of the Sentinel Flex Cap Opportunity, Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel World, Sentinel Common Stock and Sentinel Balanced Funds, (b) 0.20% of average daily net assets relating to A shares outstanding in the case of the Sentinel Growth Index, Sentinel High Yield Bond, Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income, and Sentinel Government Securities Funds or (c) 0.35% of average daily net assets relating to A shares outstanding in the case of the Sentinel Short Maturity Government Fund. Such fees will be used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of each participating Fund. The Growth Index Fund Class A shares are not assessed a distribution fee in respect to the seed money and exchange money from separate accounts owned by National Life Insurance Company. This will result in an overall Rule 12b-1 fee to this class to be less than 0.20%. The Flex Cap Opportunity Fund Class A, B and C shares are not assessed a distribution fee in respect to the seed money shares owned by National Life Insurance Company. This will result in an overall Rule 12b-1 fee to these classes to be less than 0.30% and 1.00% respectively, for so long as National Life maintains its investment in these share classes.

    Under the Plan applicable to the Class B shares, the Class B shares of each of the Flex Cap Opportunity, Common Stock, Balanced, Mid Cap Growth, Small Company, World, High Yield and Bond Funds pays to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets, of which up to 0.25% shall be for service fees to broker-dealers, and the remaining 0.75% shall be for the recovery of the initial sales commissions paid by the Distributor at the time of sales of Class B shares, together with the cost of financing such payments, and for the other distribution, sales and marketing expenditures applicable to the Class B shares. The Class B shares of the Sentinel Growth Index Fund pays to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets. The High Yield Fund Class B shares are not assessed a distribution fee in respect of the seed money shares owned by National Life, which will result in an overall Rule 12b-1 fee to the Class B shares of the High Yield Bond Fund of less than 1.00% for so long as National Life maintains its investment.

    Under the Plan applicable to the Class C shares, the Class C shares of each of the Flex Cap Opportunity, Mid Cap Growth, Small Company, Growth Index, Common Stock, Balanced, World and High Yield Bond Funds pays to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase this fee will be applied to recover the initial sales commission of

 ................................................................................

1.00% paid by the Distributor to the selling dealer. In subsequent years, the entire 1.00% will be paid to the selling dealer as additional commission and/or service fees.

    Under the Plan applicable to Balanced Fund Class D shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets.

    These asset-based fees, excepting the service fee component, are subject to aggregate limits imposed by the National Association of Securities Dealers, Inc.

    The Distributor will not be reimbursed for any unreimbursed eligible expenses from any other Fund, or in any future year from any of the Plans.

    SFSC also receives a sales charge added to the net asset value received by the Company on the sale of its Class A shares. This compensation is not an expense of the Company and does not affect its operating results. SFSC has advised the Company that it received sales charges aggregating $3,715,422 for the fiscal year ended November 30, 2001. The Company is advised that the total distribution charges retained by SFSC on the sale of shares amounted to $180,254 after allowances of $1,524,765 to Equity Services, Inc., an affiliate of National Life, $146,986 to 1717 Capital Management Company, an affiliate of Provident Mutual, $223,560 to Hornor, Townsend & Kent, Inc. and $82,879 to Janney Montgomery Scott, Inc. ("JMS"), affiliates of Penn Mutual, and $1,556,978 to other investment dealers. During this same period, SFSC received $169,821 in contingent deferred sales charges from certain redemptions of Class A shares, $642,017 in contingent deferred sales charges from redemptions of Class B shares, $9,771 in contingent deferred sales charges from redemptions of Class C shares and $4,078 in contingent deferred sales charges from redemptions of Class D shares.

    During the period the Company transacted purchases and sales of portfolio securities through, among others, JMS for which it received $69,956 in brokerage commissions. In addition JMS acted as dealer on certain purchases of shares of the Company for which it received dealer's concessions noted above.

    Each director who was not an employee of the advisor or an affiliated company is paid an annual fee of $18,000 plus $2,100 for each meeting of the Board of Directors attended. Such directors are reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings.

    Pursuant to the Fund Services Agreement with Sentinel Administrative Service Company ("SASC"), a Vermont general partnership whose general partners are Sentinel Administrative Service Corporation, an indirect wholly-owned subsidiary of National Life, SIGMA American Corp., an affiliate of Provident Mutual, HTK and SMC, the Company receives fund accounting and financial administrative services, transfer agent services and investor services, all of which are coordinated with other services which the Company has contracted for with outside providers.

Total fees for the fiscal year ended November 30, 2001 were $3,769,706.

    SAC has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate expense ratio of the Funds' Class A shares and Sentinel Pennsylvania Tax-Free Trust (excluding the Sentinel World Fund) from exceeding 1.30% of average daily net assets in any fiscal year. The aggregate expense ratio of the Funds' Class B, C and D shares (excluding the Sentinel World Fund) would also be reduced proportionately. The Funds and Sentinel Pennsylvania Tax-Free Trust make up the Sentinel Family of Funds. Although SAC has no present intention to do so, this arrangement may be terminated at any time. Expenses for the fiscal year ended November 30, 2001 did not exceed 1.30% of its average daily net assets, attributable to Class A shares of any Fund.

    For the period March 30, 2000 through March 30, 2001 Sentinel Advisors voluntarily agreed to reimburse the following Funds for advisory fees or other expenses necessary to limit these Fund's overall expense ratios.

     . Bond Fund Class A shares 0.75%
     . Government Securities Fund Class A shares 0.84%
     . Short Maturity Government Fund Class A shares 0.75%
     . Tax-Free Income Fund Class A shares 0.77%
     . New York Tax-Free Income Class A shares 0.00%

    Effective March 31, 2001, Sentinel Bond Fund no longer has an expense reimbursement policy in effect. Also effective March 31, 2001 Sentinel Advisors has voluntarily agreed to reimburse the following Funds for advisory fees or other expenses necessary to limit these Fund's overall expense ratios, after expense offset, (i.e. net of certain credits against Fund expenses) to the following:

     . Government Securities Fund Class A shares 0.82%
     . Short Maturity Government Fund Class A shares 0.74%
     . Tax-Free Income Fund Class A shares 0.71%
     . New York Tax-Free Income Class A shares 0.50%

    With respect to the Sentinel Growth Index Fund Class A, Sentinel Advisors voluntarily waives advisory fees and other expenses to the extent necessary to limit the overall expense ratio to 0.65%. Sentinel Advisors currently intends to continue this fee waiver indefinitely: however, it may change or terminate the fee waiver at any time after November 30, 2001.

    In case of the Sentinel Growth Index Fund, the reimbursement of advisory fees will also benefit both the Class B and Class C shares of Sentinel Growth Index Fund.

    For the fiscal year ended November 30, 2001, the total amount reimbursable to Sentinel Growth Index Class A was $69,827, Sentinel Growth Index Class B $20,768, Sentinel Growth Index Class C $783, Sentinel Bond Fund Class A $48,215, Sentinel Bond Fund Class B $13,162, Sentinel Tax-Free Income Fund Class A $145,664, Sentinel New York Tax-Free Class A $116,765, Sentinel Government Securities Fund Class A $101,427, and Sentinel Short Maturity Government Fund Class A $235,319.

 ................................................................................

(3) Investment Transactions:
Purchases and sales of investment securities (excluding short-term obligations) for the fiscal year ended November 30, 2001 were as follows:

                            Purchases of                         Sales of
                             other than      Purchases of       other than
                                U.S.             U.S.              U.S.           Sales of U.S.
                             Government       Government        Government         Government
                             direct and       direct and        direct and         direct and
                               agency           agency            agency             agency
    Fund                    obligations      obligations`       obligations        obligations
---------------------       ------------     ------------       -----------        -----------
Flex Cap
   Opportunity ..........   $ 46,528,368      $       --       $ 46,564,367       $      --
Small Company ...........    153,638,350              --        112,557,270              --
Mid Cap Growth ..........    190,254,410              --        181,685,898              --
World ...................     38,228,085              --         33,476,951              --
Growth Index ............     40,624,661              --         40,025,526              --
Common Stock ............    862,417,770              --        960,987,915              --
Balanced ................    171,691,314       163,173,630      141,279,713        194,373,095
High Yield ..............     98,007,242         3,090,339       91,155,437          3,125,583
Bond ....................     71,075,250       120,696,024       65,858,730        122,365,541
Tax-Free ................     14,399,372              --         15,452,813              --
N.Y. Tax-Free ...........      4,518,169              --            818,703              --
Government ..............           --         262,171,337              --         248,609,336
Short Maturity ..........           --         123,180,845              --          85,172,609

(The Sentinel U.S. Treasury Money Market Fund invests only in short-term obligations.)

    For Federal income tax purposes, the Company has capital loss carryforwards at November 30, 2001 as follows:

Capital Loss Carryforward

                                                          Expiring in
                                                          ------------
Sentinel Bond                                $   361,284      2004
                                               3,189,185      2007
                                               6,075,636      2008
                                             -----------
   Total                                     $ 9,626,105
                                             -----------

Sentinel Government                          $ 4,084,080      2007
                                                 405,855      2008
                                             -----------
   Total                                     $ 4,489,935
                                             -----------

Sentinel Short-Maturity                      $   142,166      2002
                                                  83,225      2004
                                                 166,838      2005
                                               1,566,785      2007
                                                 748,798      2008
                                             -----------
   Total                                     $ 2,707,812
                                             -----------

Sentinel High Yield                          $ 1,490,419      2006
                                               4,543,183      2007
                                               5,502,189      2008
                                              11,485,809      2009
                                             -----------
   Total                                     $23,021,600
                                             -----------

Sentinel New York Tax-Free                   $   310,229      2007
                                                  10,660      2008
                                                   5,151      2009
                                             -----------
   Total                                     $   326,040
                                             -----------

Tax-Free Income                              $   127,298      2007
                                                  73,824      2008
                                             -----------
   Total                                     $   201,122
                                             -----------

Sentinel Flex Cap Opportunity                $16,681,535      2008
                                              20,962,297      2009
                                             -----------
   Total                                     $37,643,832
                                             -----------

Sentinel Growth Index                        $ 1,377,084      2008
                                              15,095,408      2009
                                             -----------
   Total                                     $16,472,492
                                             -----------

Sentinel Mid Cap Growth                      $46,251,717      2009
                                             -----------

    It is unlikely that a capital gains distribution will be paid to shareholders of the Funds until net gains have been realized in excess of such capital loss carryforwards or the carryforwards expire. The Sentinel Short Maturity Government Securities had capital loss carryforwards expire in the amount of $441,777.

(4) Fund Shares:
At November 30, 2001, 2 billion shares of one cent par value were authorized. There are 1.40 billion shares allocated to the various Funds as Class A shares, 310 million shares allocated to the various Funds as Class B shares, 120 million shares allocated to the various Funds as Class C shares and 20 million shares allocated to Sentinel Balanced Fund Class D shares. Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares:

 ................................................................................

                                                                                                        Net
                                                             Shares issued in                         increase
                                                              reinvestment of                        (decrease)
                                                               dividends and         Shares           in shares
   Fund                                  Shares sold           distributions       reacquired        outstanding
   ----                                  -----------           -------------       ----------        -----------
Year Ended 11/30/01
Flex Cap Opportunity - A .......           1,578,463                      -         1,212,155          366,308
Flex Cap Opportunity - B .......             551,834                      -           488,937           62,897
Flex Cap Opportunity - C .......             217,701                      -           235,164          (17,463)
Small Company - A ..............          21,058,515              7,105,114        12,828,376       15,335,253
Small Company - B ..............           3,938,491              1,453,392         1,090,562        4,301,321
Small Company - C* .............             338,838                      -               313          338,525
Mid Cap Growth - A .............           6,275,124              1,399,160         6,765,391          908,893
Mid Cap Growth - B .............             731,203                324,746           595,244          460,705
Mid Cap Growth - C .............             340,701                 14,133           247,029          107,805
World - A ......................          24,661,987              1,127,495        23,533,984        2,255,498
World - B ......................             141,396                258,574           327,339           72,631
World - C ......................             422,561                 23,501           434,406           11,656
Growth Index - A ...............             928,980                      -           858,106           70,874
Growth Index - B ...............             229,064                      -           286,272          (57,208)
Growth Index - C ...............              33,660                      -             8,308           25,352
Common Stock - A ...............           5,036,484              4,201,439         7,066,485        2,171,438
Common Stock - B ...............             531,861                461,555           630,625          362,791
Common Stock - C ...............           1,603,816                 23,782         1,552,823           74,775
Balanced - A ...................           1,574,058              1,418,912         2,317,729          675,241
Balanced - B ...................             569,006                267,978           590,328          246,656
Balanced - C ...................             285,298                 18,759           131,760          172,297
Balanced - D ...................             150,117                 12,483            16,833          145,767
High Yield - A .................           2,010,629                137,377         1,599,108          548,898
High Yield - B .................             710,575                196,830           915,561           (8,156)
High Yield - C .................           1,190,993                 22,230         1,132,897           80,326
Bond - A .......................           9,781,484                467,225        10,304,889          (56,180)
Bond - B .......................           1,046,990                135,107           722,124          459,973
Tax-Free .......................             962,887                164,886         1,003,188          124,585
N.Y. Tax-Free ..................             425,289                 56,931           163,150          319,070
Government .....................           3,032,755                299,766         2,341,380          991,141
Short Maturity .................           7,648,467                326,684         3,931,694        4,043,457
U.S. Treasury - A ..............         729,991,934              2,837,539       740,991,043       (8,161,570)
U.S. Treasury - B ..............          10,381,963                155,855         8,295,510        2,242,308

Year Ended 11/30/00
Flex Cap Opportunity - A** .....           5,653,757                      -           501,700        5,152,057
Flex Cap Opportunity - B** .....           2,746,626                      -           160,305        2,586,321
Flex Cap Opportunity - C** .....             864,149                      -            45,908          818,241
Small Company - A ..............          14,388,962              2,435,445        13,334,073        3,490,334
Small Company - B ..............           1,345,255                380,519           440,730        1,285,044
Mid Cap Growth - A .............           9,135,712                507,250         6,661,764        2,981,198
Mid Cap Growth - B .............           1,593,040                 60,731           207,080        1,446,691
Mid Cap Growth - C*** ..........              96,840                      -             7,326           89,514
World - A ......................          23,583,814                476,760        23,939,637          120,937
World - B ......................             264,747                 99,273           232,542          131,478
World - C ......................           1,487,055                  7,342         1,468,119           26,278
Growth Index - A ...............           3,224,679                    443           871,349        2,353,773
Growth Index - B ...............             903,177                     53           195,223          708,007
Growth Index - C *** ...........              33,096                      -                 2           33,094
Common Stock - A ...............           3,865,062              2,664,150        10,514,665       (3,985,453)
Common Stock - B ...............             416,416                284,449         1,140,868         (440,003)
Common Stock - C ...............           1,564,531                 13,673         1,612,448          (34,244)
Balanced - A ...................             753,481              1,158,685         4,821,175       (2,909,009)
Balanced - B ...................             345,508                194,313           784,498         (244,677)
Balanced - C ...................              77,303                 12,294            98,215           (8,618)
Balanced - D ...................              64,268                  4,869            21,551           47,586
High Yield - A .................             582,820                172,139         1,478,008         (723,049)
High Yield - B .................             452,825                222,196         1,361,722         (686,701)
High Yield - C .................             625,997                 18,960           925,308         (280,351)
Bond - A .......................           8,788,130                560,068        10,848,427       (1,500,229)
Bond - B .......................             547,861                153,828           992,176         (290,487)
Tax-Free .......................             513,530                199,911         2,197,200       (1,483,759)
N.Y. Tax-Free ..................             326,044                 60,074           215,935          170,183
Government .....................           1,033,182                326,796         1,993,210         (633,232)
Short Maturity .................           2,866,582                349,925         4,807,652       (1,591,145)
U.S. Treasury - A ..............         967,454,430              3,702,767       965,985,727        5,171,470
U.S. Treasury - B ..............           6,025,625                184,722         7,519,591       (1,309,244)

  * For the period from July 9, 2001 (commencement of operations) through November 30, 2001.
 ** For the period from February 25, 2000 (commencement of operations) through November 30, 2000.
*** For the period from March 30, 2000 (commencement of operations) through November 30, 2000.

 ................................................................................

(5.) Post Retirement Benefits:
The Company provides certain health care and life insurance benefits to its retirees. At November 30, 2001 the projected obligation for such benefits had been accrued.

(6.) Subsequent Events:
As required effective December 1, 2001, The Sentinel Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount and premium on debt securities and record all paydown gains and losses as part of investment income. Prior to December 1, 2001, the Funds did not amortize premiums or market discount on debt securities and paydown gains and losses were in included in realized gains and losses. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $156,265 reduction in cost of securities and a corresponding $156,265 increase in net unrealized appreciation (depreciation), based on securities held by the Fund on December 1, 2001.

        . Sentinel Balanced Fund                            $ 23,627
        . Sentinel Government Securities                    $    685
        . Sentinel Bond Fund                                $ 39,536
        . Sentinel High Yield Fund                          $ 92,417

    On December 20, 2001, the Sentinel Funds paid the following dividends and distributions per share:

                                Net        Short-term   Long-Term
                             Investment      Capital     Capital
                               Income         Gain        Gain
                               ------         ----        ----
Small Company - A .......          -              -     $ .05042
Small Company - B .......          -              -       .05042
Small Company - C .......          -              -       .05042
World - A ...............     $ .138       $ .03946            -
World - B ...............          -         .03946            -
World - C ...............          -         .03946            -
Growth Index - A ........       .005              -            -
Common Stock - A ........       .051              -      3.61137
Common Stock - B ........          -              -      3.61137
Common Stock - C ........          -              -      3.61137
Balanced - A ............       .085         .03619       .92145
Balanced - B ............       .051         .03619       .92145
Balanced - C ............       .053         .03619       .92145
Balanced - D ............       .034         .03619       .92145
High Yield - A ..........       .041              -            -
High Yield - B ..........       .039              -            -
High Yield - C ..........       .028              -            -
Bond - A ................       .024              -            -
Bond - B ................       .019              -            -
Tax-Free - A ............       .050              -            -
N.Y. Tax-Free - A .......       .044              -            -
Government - A ..........       .043              -            -
Short Maturity - A ......       .041              -            -

 ................................................................................

Report of Independent Accountants

To the Board of Directors and Shareholders of Sentinel Group Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Flex Cap Opportunity Fund, Sentinel Small Company Fund, Sentinel Mid Cap Growth Fund, Sentinel World Fund, Sentinel Growth Index Fund, Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel High Yield Bond Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund and Sentinel U.S. Treasury Money Market Fund of the Sentinel Group Funds, Inc., (the "Funds") at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 31, 2001

 ................................................................................

 Sentinel Pennsylvania Tax-Free Trust seeks high current interest income exempt from federal and Pennsylvania personal income taxes, while seeking to control risk by investing in investment grade municipal bonds of Pennsylvania issuers.

                      Sentinel Pennsylvania Tax-Free Trust

Portfolio strategy has focused on maintaining broad sector diversification with an emphasis on high quality bonds.

For the fiscal year ended November 30, 2001, the Sentinel Pennsylvania Tax-Free Trust produced a total return of 7.68% compared to the 8.10% average return for the Lipper Analytical Services Inc. universe of Pennsylvania municipal debt funds. The Lehman Municipal Bond Index returned 8.80% for the same period.

     Municipal bond investors were rewarded with solid investment returns in 2001 as the Federal Reserve continued an accommodative monetary policy in response to the current economic slowdown. In the aftermath of September 11th, there are questions relating to the effect all this will have on the municipal bond market. The loss of property, the disruption of economic activity and the effect on property and casualty insurance companies create uncertainty for the economy as well as the dynamics of the tax-exempt market going forward. The credit rating agencies and major Wall Street firms have concluded that the City of New York and its' bond issuing authorities should be able to withstand the negative economic effects. The commitment of financial aid from federal and state governments, insurance proceeds covering loss of physical property and the borrowing capacity of the municipal authorities is anticipated to provide sufficient liquidity to weather this crisis.

     Portfolio strategy has focused on maintaining broad sector diversification with an emphasis on high quality bonds. Credit quality remains strong as the Trust has an average credit quality rating of AA. Currently, the taxable equivalent yield of a AA rated, 10-year maturity municipal bond exempt from Pennsylvania state taxation is 7.6%. This compares favorably to corporate, government and mortgage-backed securities for investors who are looking to maximize risk adjusted, after-tax cash flows.

     Looking ahead, we believe that the Federal Reserve will continue to provide significant amounts of liquidity in an attempt to stabilize the economy. The trend of credit quality for state and local governments as well as their agencies is stable to negative due to increased social spending for economic relief. We will maintain a neutral stance until the duration and severity of the current economic slowdown can be assessed.

/s/ Kenneth J. Hart


Kenneth J. Hart


Sentinel Pennsylvania Tax-Free Trust Performance
Class A Shares, Ten Years Ended November 30, 2001

                                    [CHART]

                             [PLOT POINTS TO COME]

* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

+ An unmanaged index of bonds reflecting average prices in the bond market.


-------------------------------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/01
                           w/sales                     w/o sales
Period                     charge+                      charge

   1 Year                   3.38%                        7.68%
-------------------------------------------------------------------
   5 Years                  4.08%                        4.93%
-------------------------------------------------------------------
  10 Years                  5.34%                        5.77%
-------------------------------------------------------------------
+  Sales charge applicable to year of initial investment.

 ................................................................................

                          Sentinel Pennsylvania Tax-Free Trust

Investment in Securities
at November 30, 2001

                                     Principal Amount     Value
                                        (M=$1,000)       (Note 1)
--------------------------------------------------------------------------------
Bonds 98.9%
Pennsylvania 88.3%
Allegheny County G/O
   5.15%, 10/01/11 (FGIC)                  1,000M      $ 1,034,400
Allegheny County Hospital
   6%, 10/01/03 (FGIC)                     1,000M        1,048,370
Armstrong County
   Hospital Auth.
   6.25%, 06/01/13
   (AMBAC)                                 1,200M        1,244,292
Delaware Valley PA
   Regional Fin. Auth.
   5.5%, 08/01/28 (AMBAC)                  1,000M        1,071,580
Grove City PA Hospital Auth.
   5.25%, 07/01/12 (ACA)                     650M          653,920
Hazelton PA Area
   School District
   0%, 03/01/25 (FGIC)                     1,255M          362,983
Jim Thorpe PA Area
   School District
   5.3%, 03/15/16 (MBIA)                   1,500M        1,599,180
Lehigh County Industrial
   Dev. Auth.
   6.15%, 08/01/29 (MBIA)                  1,000M        1,095,790
Northampton County G/O
   5.125%, 08/15/17                        1,000M        1,014,850
Parkland, PA School
   District
   5.375%, 09/01/15 (FGIC)                 1,000M        1,072,930
Pennsylvania Higher
   Educ. Facs.
   5.625%, 12/01/27 (MBIA)                 1,000M        1,039,270
Pennsylvania Housing
   Finance Agency
   5.8%, 10/01/29                          1,000M        1,025,160
Pennsylvania Infrastruction
   Rev Bond
   5.625%, 09/01/13                        1,000M        1,064,980
Pennsylvania State G/O
   6.25%, 07/01/11                         1,500M        1,732,590
PA State Turnpike Commn.
   5.375%, 07/15/14                        1,000M        1,066,060
Pennsylvania State
   Turnpike Commn.
   7.2%, 12/01/17 (FGIC)                   1,000M        1,020,000
Pennsylvania State
   Turnpike Commn. Oil
   Tax Rev.
   4.75%, 12/01/27 (AMBAC)                   500M          462,760
Pennsylvania Trafford
   School Dist.
   5.9%, 05/01/11 (MBIA)                   1,000M        1,073,530
Philadelphia Parking
   Authority Rev.
   5.25%, 09/01/29 (FSA)                   1,000M        1,005,220
Philadelphia Water
   & Waste
   6.25%, 08/01/11 (MBIA)                  1,000M        1,150,140
   6.25%, 08/01/12 (MBIA)                    500M          576,595
Pittsburgh, PA Water &
   Sewer System Rev.
   6.5%, 09/01/13 (FGIC)                   1,000M        1,181,480
Pittsburgh Series A
   5.75%, 09/01/13 (FGIC)                  1,000M        1,086,290
Southeastern
   Transportation Auth.
   4.75%, 03/01/24                         1,000M          937,260
Westmoreland County
   Municipal Auth.
   0%, 08/15/18 (FGIC)                       500M          211,180
York County Solid Waste
   5.5%, 12/01/14 (FGIC)                   1,000M        1,092,390
                                                     -------------
                                                        25,923,200
                                                     -------------
Puerto Rico 10.6%
Puerto Rico Children's
   Trust Fund
   6%, 07/01/26                            1,000M      $ 1,063,970
Puerto Rico Commonwealth
   Hwy & Transport
   5.5%, 07/01/36                          1,000M        1,030,340
Puerto Rico G/O
   5.375%, 07/01/25                        1,000M        1,013,150
                                                     -------------
                                                         3,107,460
                                                     -------------
Total Investments
   (Cost $27,515,684)                                   29,030,660

Excess of Other Assets
     Over Liabilities 1.1%                                 331,412
                                                     -------------
Net Assets                                             $29,362,072
                                                     =============

* Also cost for federal income tax purposes. At November 30, 2001, net unrealized appreciation for federal income tax purposes aggregated $1,514,976 of which $1,546,121 related to appreciated securities and $31,145 related to depreciated securities.
  The following abbreviations are used in portfolio descriptions:
  (ACA) - ACA Financial Guaranty Corp.
  (AMBAC) - Guaranteed by American Municipal Bond Association Corp.
  (FGIC) - Guaranteed by Financial Guaranty Insurance Co.
  (FSA) - Guaranteed by Financial Security Assurance Inc.
  (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp
  G/O - General Obligation Bond





                                              See Notes to Financial Statements.

 ................................................................................

                      Sentinel Pennsylvania Tax-Free Trust

Statement of Assets and Liabilities
at November 30, 2001

--------------------------------------------------------------------------------
Assets
Investments at value (Cost $27,515,684)                          $29,030,660
Cash and cash equivalents                                                 62
Receivable for interest                                              505,238
                                                               -------------
 Total Assets                                                     29,535,960
                                                               -------------
--------------------------------------------------------------------------------
Liabilities
Payable to Custodian Bank - Line of Credit                            78,600
Payable for fund shares repurchased                                   55,300
Accrued expenses                                                      14,757
Management fee payable                                                13,493
Distribution fee payable                                               7,655
Fund service fee payable                                               4,083
                                                               -------------
 Total Liabilities                                                   173,888
                                                               -------------
Net Assets Applicable to Outstanding Shares                      $29,362,072
                                                               =============
Net Asset Value and Offering Price Per Share
$ 29,362,072 / 2,281,873 shares outstanding                      $     12.87
Sales Charge -- 4.00% of Offering Price                                 0.54
                                                               -------------
Maximum Offering Price Per Share                                 $     13.41
                                                               =============
--------------------------------------------------------------------------------
Net Assets Represent
No par value shares of beneficial interest;
authorized - unlimited shares
Paid-in-capital                                                  $28,212,250
Accumulated undistributed net
 investment income                                                     2,728
Accumulated net realized loss
 on investments                                                     (367,882)
Unrealized appreciation of investments                             1,514,976
                                                               -------------
Net Assets                                                       $29,362,072
                                                               =============

Statement of Operations
For the Year Ended November 30, 2001

--------------------------------------------------------------------------------
Investment Income
Income:
Interest                                                         $ 1,538,555
                                                               -------------
Expenses:
Management advisory fee                                              162,243
Transfer agent fees                                                   50,250
Custodian fees                                                         6,764
Distribution expense                                                  58,995
Accounting services                                                   12,000
Auditing fees                                                          5,750
Legal fees                                                             4,700
Reports and notices to shareholders                                    4,250
Registration and filing fees                                           6,100
Directors' fees and expenses                                          35,447
Other                                                                  5,085
                                                               -------------
 Total Expenses                                                      351,584
 Expense Reimbursement                                               (35,015)
 Expense Offset                                                       (6,214)
                                                               -------------
 Net Expenses                                                        310,355
                                                               -------------
Net Investment Income                                              1,228,200
                                                               -------------
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on
 Investments

Net realized loss on sales of investments                            (24,460)
Net change in unrealized appreciation                                981,048
                                                               -------------
Net Realized and Unrealized Gain
 on Investments                                                      956,588
                                                               -------------
Net Increase in Net Assets from Operations                       $ 2,184,788
                                                               =============

See Notes to Financial Statements.

 ................................................................................

                     Sentinel Pennsylvania Tax-Free Trust

Statement of Changes on Net Assets

                                                 Year Ended         Year Ended
                                                   11/30/01           11/30/00
--------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                           $ 1,228,200        $ 1,413,039
Net realized loss on sales of investments           (24,460)          (246,471)
Net change in unrealized appreciation               981,048            939,918
                                               ------------       ------------
Net increase in net assets from operations        2,184,788          2,106,486
                                               ------------       ------------
--------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income                       (1,226,100)        (1,414,272)
From realized gain on sale of investments                 -                  -
                                               ------------       ------------
Total distributions to shareholders              (1,226,100)        (1,414,272)
                                               ------------       ------------
--------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares                 2,525,315            935,440
Net asset value of shares in reinvestment
 of dividends and distributions                     816,069            959,577
                                               ------------       ------------
                                                  3,341,384          1,895,017
Less: Payments for shares reacquired             (3,431,202)        (4,724,135)
                                               ------------       ------------
Decrease in net assets from capital
 share transactions                                 (89,818)        (2,829,118)
                                               ------------       ------------
Total Increase (Decrease) in Net Assets
 for period                                         868,870         (2,136,904)
Net Assets: Beginning of period                  28,493,202         30,630,106
                                               ------------       ------------
Net Assets: End of period                       $29,362,072        $28,493,202
                                               ============       ============
Undistributed Net Investment Income
 at End of Period                               $     2,728        $       628
                                               ============       ============




See Notes to Financial Statements.

 ................................................................................

                                               Sentinel Pennsylvania Tax-Free Trust

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                           Year Ended     Year Ended      Year Ended     Year Ended    Year Ended
                                                         11/30/01 (A)   11/30/00 (A)        11/30/99       11/30/98      11/30/97
----------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period                        $ 12.46        $ 12.15         $ 13.48        $ 13.34       $ 13.29
                                                            ---------      ---------       ---------      ---------     ---------
Income (Loss) from Investment Operations
Net investment income                                            0.54           0.60            0.62           0.63          0.64
Net realized and unrealized gain (loss) on investments           0.41           0.31           (1.04)          0.26          0.13
                                                            ---------      ---------       ---------      ---------     ---------
Total from investment operations                                 0.95           0.91           (0.42)          0.89          0.77
                                                            ---------      ---------       ---------      ---------     ---------
Less Distributions
Dividends from net investment income                             0.54           0.60            0.62           0.63          0.64
Distributions from realized gains on investments                    -              -            0.29           0.12          0.08
                                                            ---------      ---------       ---------      ---------     ---------
Total Distributions                                              0.54           0.60            0.91           0.75          0.72
                                                            ---------      ---------       ---------      ---------     ---------
Net asset value at end of period                              $ 12.87        $ 12.46         $ 12.15        $ 13.48       $ 13.34
                                                            =========      =========       =========      =========     =========
Total Return (%) *                                               7.68           7.75           (3.27)          6.85          6.07

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                  1.07           0.75            0.69           0.77          0.85
Ratio of expenses to average net assets before
 voluntary expense reimbursements (%) **                         1.19           1.17            1.32           1.31          1.34
Ratio of net investment income to average
 net assets (%)                                                  4.16           4.93            4.82           4.65          4.86
Ratio of net investment income to average net assets
 before voluntary expense reimbursements (%) **                  4.05           4.51            4.21           4.14          4.41
Portfolio turnover rate (%)                                         8              7              21             50            28
Net assets at end of period (000 omitted)                     $29,362        $28,493         $30,630        $34,720       $34,844



(A) Per share data calculated utilizing average daily shares outstanding.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (5).

See Notes to Financial Statements.

 ................................................................................

                          Notes to Financial Statements

(1) Significant Accounting Policies:
Sentinel Pennsylvania Tax-Free Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Trust.

A. Security Valuation: Investments in securities are valued on the basis of valuations provided by an independent pricing organization. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Short-term tax-free notes are stated at cost, which approximates market value.

B. Securities Transactions and Related Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis and premiums are amortized. Cost of investments sold is determined on the basis of identified cost for both financial reporting and income tax purposes. The Trust invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in the State of Pennsylvania.

C. Federal Income Taxes: It is the Trust's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. The Trust intends to distribute all of its taxable income to its shareholders; therefore, no federal excise tax or income tax provision is required.

D. Line of Credit: The Trust has obtained access to an unsecured line of credit from the custodian bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate plus an additional 50 basis points. At November 30, 2001 Pennsylvania Tax-Free Trust had an outstanding balance of $78,600 against this line of credit. The average weighted interest rate was 2.6875%.

E. Other: Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(2) Distributions:
Realized gains from securities transactions, if any, will be distributed to shareholders prior to the end of each calendar year. At November 30, 2001 the Trust has $367,882 of capital loss carryforwards for federal income tax purposes, $96,951 expiring in 2007, $246,471 expiring in 2008 and $24,460 expiring in 2009.

    Dividends from net investment income are declared and paid monthly and recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations.

(3) Trust Shares:
Transactions in Trust shares were as follows:

                                                          Year          Year
                                                         Ended         Ended
                                                      11/30/01      11/30/00
                                                      --------      --------
Shares sold ......................................     196,113        76,641
Shares issued to stockholders in reinvestment
of dividends and distributions ...................      63,532        79,110
                                                      --------      --------
                                                       259,645       155,751
Shares redeemed ..................................    (265,268)     (389,561)
                                                      --------      --------
Net decrease .....................................      (5,623)     (233,810)
                                                      ========      ========

(4) Investment Transactions:
Purchases and sales of securities other than short-term securities aggregated $3,072,860 and $2,324,588 respectively, during the fiscal year ended November 30, 2001.

(5) Management Advisory Fee and Other Transactions with Affiliates:
Pursuant to the Investment Advisory Agreement (the "Agreement"), Sentinel Advisors, Co. ("SAC"), a Vermont general partnership whose general partners are Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life Insurance Company ("National Life"), ProvidentMutual Management Co., Inc., an affiliate of Provident Mutual Life Insurance Company of Philadelphia ("Provident Mutual"), HTK of Delaware, Inc. ("HTK"), an affiliate of The Penn Mutual Life Insurance Company ("Penn Mutual") and Sentinel Management Company ("SMC"), a Vermont general partnership whose general partners are affiliates of National Life, Provident Mutual and Penn Mutual, provides general supervision of the Trust's investments as well as certain administrative and related services. As compensation in full for services rendered under its Agreement, the Trust pays SAC a monthly fee determined as follows: 0.55% per annum on the first $50 million of average daily net assets; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million.

 ................................................................................

    Sentinel Financial Services Company ("SFSC"), a Vermont general partnership whose general partners are National Life Investment Management Company, Inc., a wholly-owned subsidiary of National Life, ProvidentMutual Financial Services, Inc., an affiliate of Provident Mutual, HTK and SMC, is the principal underwriter ("Distributor") of the Trust's shares. SFSC receives a sales charge added to the net asset value received by the Trust on the sale of its shares. This compensation is not an expense of the Trust and does not affect its operating results. SFSC has advised the Trust that it received sales charges aggregating $58,751 for the fiscal year ended November 30, 2001. The Trust is advised that the total distribution charges retained by SFSC on the sale of shares amounted to $282 after allowances of $8,154 to Equity Services, Inc., an affiliate of National Life, $20,905 to 1717 Capital Management Company, an affiliate of Provident Mutual, $746 to Hornor, Townsend & Kent, Inc, and $810 to Janney Montgomery Scott, Inc. affiliates of Penn Mutual, and $27,854 to other investment dealers.

    Each trustee who is not an employee of the adviser or an affiliated company is paid an annual fee of $2,500 plus $200 for each meeting of the Board of Trustees attended. Such trustees are reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings.

    Pursuant to the Fund Services Agreement with Sentinel Administrative Service Company ("SASC"), a Vermont general partnership whose general partners are Sentinel Administrative Service Corporation, an indirect wholly-owned subsidiary of National Life, SIGMA American Corp., an affiliate of Provident Mutual, HTK and SMC, the Trust receives trust accounting and financial administrative services, transfer agent services and investor services, all of which are coordinated with other services which the Trust has contracted for with outside providers. Total fees for the fiscal year ended November 30, 2001 were $49,000.

    SAC has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate expense ratio of the Trust and the Class A shares of Sentinel Group Funds, Inc. (excluding the Sentinel World Fund) from exceeding 1.30% of average daily net assets in any fiscal year. Sentinel Group Funds, Inc. is a series fund with fourteen portfolios and together with the Trust make up the Sentinel Family of Funds. Although SAC has no present intention to do so, this arrangement may be terminated at any time. Expenses for the fiscal year ended November 30, 2001 did not exceed 1.30% of its average daily net assets.

    Effective March 31, 2000, SAC agreed to reimburse the Trust for expenses in excess of an annual rate of 0.76% of the average daily net assets of the Trust.

    Effective March 30, 2001 SAC terminated this expense subsidy. For the fiscal year ended November 30, 2001 the total amount reimbursed was $35,015.


(6) Distribution Expenses:
On March 1, 1993, the Trust adopted a new distribution plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Trust pays to the Distributor a monthly fee at the maximum annual rate of 0.20% of average daily net assets. Such fees will be used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of the Trust. The Distributor is not reimbursed for any unreimbursed prior years expenses.

(7) Subsequent Event:
On December 20, 2001, the Sentinel Pennsylvania Tax-Free Trust paid a per share dividend of $.044. There were no capital gain distributions.

 ................................................................................

Report of Independent Accountants

To the Board of Trustees and Shareholders of Sentinel Pennsylvania Tax-Free Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Pennsylvania Tax-Free Trust (the "Trust") at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 31, 2001

 ................................................................................

Federal Tax Status of Dividends and Distributions
(Unaudited)

     For corporate shareholders, the percentage of the total dividends from net investment income from the fiscal year 2001 qualifying for the 70% dividend received deduction available to corporations are as follows:

     .  Sentinel Common Stock Fund   100%
     .  Sentinel Balanced Fund        34%

     In January 2002 you will be sent 2001 Form 1099-DIV from the Sentinel Funds. The form will indicate the Federal income tax status of the dividends and capital gains distributions paid to you by check or credited to your account in additional shares during the calendar year 2001. The Internal Revenue Service requires us to file this information, and it must be reported by you on your Federal Income Tax Return for 2001. All of the dividends paid by the Sentinel Tax-Free Income Fund, the Sentinel New York Tax-Free Income Fund and the Sentinel Pennsylvania Tax-Free Trust from its net investment income is tax-exempt for Federal income tax purposes.

     The amount of long term capital gains paid by the Funds for the fiscal year ended November 30, 2001 are as follows:

     .  Sentinel Small Company Fund                       $  21,610,892
     .  Sentinel Mid Cap Growth Fund                      $   6,090,886
     .  Sentinel World Fund                               $  20,829,313
     .  Sentinel Common Stock Fund                        $ 192,198,803
     .  Sentinel Balanced Fund                            $  23,954,570

 ................................................................................

                            Services for Shareholders

How to contact Sentinel

By telephone. Getting in touch with Sentinel is as easy as making a telephone call, or going on the internet.

    You can contact Sentinel Investor Services 24 hours a day by calling 1-800-282-FUND (3863). During normal Eastern Time business hours you may choose to speak with an Investor Services representative, or access OnCall 24, Sentinel's account interaction service.

    The OnCall 24 menu provides quick, easy voice response or telephone keypad access to a broad selection of Sentinel's most important information and services anytime of the day or night.

Over the internet. If you prefer, you may access Sentinel service and account information at www.sentinelfunds.com on the internet.

    You'll find complete information about Sentinel products, services, performance and prices. In addition, you'll also find a wealth of educational information designed to help you make informed investment decisions.

By mail. Please be sure to include your name, address, account number and all other pertinent information. Mail your inquiry to the Sentinel Funds at these addresses:

Postal Deliveries:                   Express Deliveries:
Sentinel Funds                       Sentinel Funds
P.O. Box 1499                        One National Life Drive
Montpelier, VT 05601-1499            Montpelier, VT 05601

How to invest

To open a new account. Complete the application in the prospectus which also contains additional information about the Funds.

To add shares. You may add shares to the same fund you own by sending a check directly to Sentinel Administrative Service Company.

To invest automatically. Sentinel offers a number of ways to invest automatically.

    To transfer money periodically from your checking or savings account into any Sentinel fund:

     . Decide how much you would like to transfer. You may open an Automatic Investment Plan account with as little as $50 as long as you reach a minimum balance of $1,000 within two years. (Sentinel Growth Index Fund Automatic Investment Plan minimums: $100 initial, $100 subsequent.)
     .   Decide the frequency of your investment.
     . Shares will be purchased on or about the 5th of the month unless otherwise specified. You will receive a confirmation of your automated transactions quarterly by mail.
     . You can also choose to have the amount of your Automatic Investment Plan investments increase automatically by any percentage or dollar amount you specify. Increases can occur annually, semiannually, quarterly or monthly. Changes to the Plan may be made over the phone.

There is no charge for these services.

To dollar-cost average. When you transfer the same dollar amount through the Automatic Investment Plan on a regular basis, you "dollar-cost average." This means you buy more shares when prices are low and fewer when prices are high. Assuming you continue the program over time, this can reduce your average cost per share. Dollar-cost averaging does not guarantee a profit or protect against loss in a constantly declining market. If the strategy is discontinued when the value of shares is less than their cost, a loss may be incurred. That's why you should consider your ability to continue such a program through periods of declining markets. To establish a dollar-cost averaging plan:

     . Complete the Electronic Funds Transfer section of the Application and select your frequency of investment.
     .  Allow at least one month for your first transfer to be made.

To invest by telephone. The Telephone Investment Service enables you to move money directly from your bank account to a Sentinel fund of your choice, automatically and at no charge. To have access to the Telephone Investment
Service:

     .  Complete the Telephone Investment Service section of the Application.
     . You may use the Telephone Investment Service to transfer any amount from $50 to $50,000. Just call Sentinel Investor Services.

To invest on the internet. To invest with Sentinel over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there.

The Government Direct Deposit Privilege. The Government Direct Deposit Privilege enables you to purchase Fund shares automatically via direct deposit of your federal salary, Social Security or certain veterans, military or other payments from the federal government. You may choose to deposit any amount from these payments (minimum of $50.00). To enroll you must complete and return a Direct Deposit Sign-Up Form to Sentinel for each type of payment to be deposited. Contact Sentinel or the appropriate federal agency for forms. Note that death or legal incapacity will terminate participation, and that should you wish to terminate participation you'll need to provide written notification to the appropriate federal agency.

 ................................................................................

Payroll Savings Plan. The Payroll Savings Plan enables you to purchase Fund shares automatically on a regular basis (minimum of $50.00 per transaction). Depending upon your employer's direct deposit program, you may have part or all of your paycheck invested in your existing Sentinel account electronically through the Automated Clearing House system each pay period. To begin you'll need to file an authorization form, available from Sentinel Service, with your employer's payroll department. Note that you may change amounts or cancel the Plan only by written notification to your employer.

To use investment coupons. You may order a free supply of investment coupons from Investor Services. Coupons are imprinted with your name and account number to ensure proper credit.

    To invest, enclose a coupon and your check in a Sentinel postage paid return envelope.

How to exchange shares among Sentinel funds

To make a telephone exchange. Call Investor Services before 4 p.m. Eastern Time on any day the New York Stock Exchange is open, to receive the net asset value (share price with no sales charge) at the close of that business day.

     . There is no charge for telephone exchanges. The minimum transaction is $1,000 unless exchanging to a fund you already own.
     . No sales charge applies, except when new shares are exchanged from the U.S. Treasury Money Market Fund to another Sentinel fund.
     . New assets must remain in an account for a minimum of 15 days before they can be exchanged to another fund.
     .   Accounts must be identically registered.

To exchange on the internet. To exchange shares over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there. Note that all transaction requests made after 4 PM Eastern Time will reflect prices at the close of the next business day.

To make a mail exchange. Explain the exchange you would like to make in writing and mail it to Sentinel. The exchange will take place on the day your request is received in good order.

To make Systematic Exchanges. You may ask to have shares liquidated in one Sentinel fund and purchased in one or more other Sentinel funds automatically every month. There is no charge for this service, and accounts need not be identically registered.

How to make changes

Registration. Call Investor Services for instructions.

Address. Call Investor Services - or complete the address change section on the back of your account statement and return in the post-paid return envelope. You may also change your address over the internet at www.sentinelfunds.com.

The Reinstatement Privilege. If you redeem shares, or receive a dividend or capital gain distribution in cash and later want to reinvest that same amount, you may do so within 365 days at no sales charge.

How to redeem shares

By telephone. Call before 4 p.m. Eastern Time on any day the New York Stock Exchange is open to redeem shares at that day's closing net asset value.

To redeem on the internet. To redeem shares over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there. Note that all transaction requests made after 4 p.m. Eastern Time will reflect prices at the close of the next business day.

By Systematic Withdrawal Plan. A Systematic Withdrawal Plan (SWP) allows you to specify an amount or a percentage to be mailed to you regularly or deposited directly to your bank account. Accounts must have a minimum balance of $5,000 to qualify (except in Sentinel U.S. Treasury Money Market Fund).

     . Note that to provide this income, the fund sells shares. If the amount of the Systematic Withdrawal Plan exceeds the fund's growth rate, withdrawals may deplete principal. Redemptions may reduce or even eventually exhaust your account.
     . For retirement accounts with American Guaranty & Trust Company (AG&T) serving as custodian, Systematic Withdrawal Plans based on a life-expectancy or fixed percentage are available.

By free check writing. Available on Class A shares of Sentinel High Yield, Bond, Government Securities, Short Maturity Government, Tax-Free, New York Tax-Free, Pennsylvania Tax-Free and U.S. Treasury Money Market funds only.

     . The minimum amount per check is $500 ($250 for the U.S. Treasury Money Market Fund). Shares are redeemed to cover the amount of the check on the day the check is presented for payment.
     .   There is no maximum number of checks per month.
     .   Note that check writing is not available on retirement plan accounts.

Other services, features and information

Automatic reinvestment. Dividends and/or capital gains may be automatically reinvested at net asset value (share price with no sales charge) in additional shares of the same fund or in the same class of another Sentinel fund.

Distributions. You may receive distributions in cash (check), or have them deposited directly to your bank account.

Retirement accounts. Sentinel funds may be used as investment vehicles for your tax-deferred retirement plan. For an application and custodial agreement, call your financial advisor or Sentinel Service.

 ................................................................................

Confirmations. Every time a transaction takes place in your account, you will receive a confirmation of activity. Automated transactions are confirmed quarterly.

Portfolio Statements. The Portfolio Statement consolidates all accounts with the same Tax Identification Number (TIN) and ZIP code. Other shareholder accounts may be added upon request.

     .  You will receive your Portfolio Statement quarterly.
     . You will receive a statement in January which summarizes all account activity for the prior year.

Average cost basis statements. Average cost basis statements are available for certain types of accounts. Call Investor Services for information.

Calculating the value of your account. Your Portfolio Statement shows the value of your account. You may also find your account balance by multiplying your fund's net asset value (NAV) by the number of shares you own. Your fund's NAV will be found under the Mutual Fund heading in the Financial section of most major daily newspapers. If you prefer, you can also call Investor Services for your account balance information.

Trust services. A full range of trust instruments and professional trust management services are available through our affiliate, American Guaranty & Trust Company (AG&T). Established in 1914, AG&T is a Delaware-chartered company which, with its affiliates, currently holds approximately $1.5 billion in trust and retirement accounts.

Tax deferred retirement plans. Sentinel Service, as agent for American Guaranty & Trust Co., will act as custodian for:

     .  Individual Retirement Accounts (IRAs)
     .  SIMPLE IRAs
     .  403(b)(7) Plans
     .  Roth IRAs
     .  Roth Conversion IRAs
     .  Education IRAs
     .  SEP IRAs

Certificates. You can obtain certificates for your Sentinel Funds shares, but it's not recommended because you must return them when redeeming shares or changing ownership. Also, if certificates are lost or destroyed, you will have to purchase a surety bond from an insurance company to replace them.

Want more information about investing?

Ask your financial advisor or call. We'll be happy to send you more information on the fine Sentinel Companies products and services listed below:

     .  Asset Allocation - An Investor's Guide
     .  Retirement Planning - The 30 Minute Strategy Kit
     .  Sentinel Plus 401(k) Plan
     .  403(b) Retirement Plan Kit
     .  Individual Retirement Accounts (IRA) and SIMPLE IRAs
     .  The Roth IRA
     .  The Sentinel Automatic Investment Plan
     .  American Guaranty & Trust Company trust services
     .  Dollar-Cost Averaging
     .  Sentinel OnCall 24 automated account interaction service

 ................................................................................

                         Directors/Trustees and Officers

Sentinel Group Funds, Inc. and
Sentinel Pennsylvania Tax-Free Trust

Patrick E. Welch
Chairman and Chief Executive Officer
Chairman and Chief Executive Officer,
National Life Insurance Company

Joseph M. Rob
Director/Trustee and President
Chief Executive Officer,
Sentinel Management Company

Richard J. Borda
Director/Trustee
Former Vice Chairman,
National Life Insurance Company

Dr. Kalman J. Cohen
Director/Trustee
Distinguished Bank Research
Professor Emeritus,
The Fuqua School of Business,
Duke University

John D. Feerick
Director/Trustee
Dean, Fordham University
School of Law

Richard I. Johannesen, Jr.
Director/Trustee
Former Vice President and Manager -
Bond Market Research Department,
Salomon Brothers Inc.

Robert B. Mathias
Director/Trustee
Sports Consultant;
Former U.S. Congressman

Keniston P. Merrill
Director/Trustee
Former Chairman and
Chief Executive Officer,
Sentinel Advisors Company

Deborah G. Miller
Director/Trustee
Chief Executive Officer
On Demand, Inc.

John Raisian
Director/Trustee
Director and Senior Fellow,
Hoover Institution,
Stanford University

Susan M. Sterne
Director/Trustee
President, Economic Analysis Associates,
Inc.

Angela E. Vallot
Director/Trustee
Vice President - Global
Workplace Initiatives
Colgate Palmolive Company

John M. Grab, Jr.
Vice President

Thomas P. Malone
Vice President and Treasurer

Scott G. Wheeler
Assistant Treasurer

D. Russell Morgan
Secretary


Investment Adviser
Sentinel Advisors Company

Principal Underwriter
Sentinel Financial Services Company

Counsel
Sidley Austin Brown & Wood LLP

Independent Accountants
PricewaterhouseCoopers LLP

Custodian and Dividend Paying Agent
State Street Bank - Kansas City

Transfer Agent, Shareholder Servicing Agent and Administrator
Sentinel Administrative Service Company

 ................................................................................

                      The Sentinel Funds Board of Directors


                                    [PHOTO]

Standing, left to right: Richard J. Borda, Richard I. Johannesen, Jr., Keniston
P. Merrill, Patrick E. Welch, John D. Feerick, John Raisian, Joseph M. Rob.

Seated, left to right: Angela E. Vallot, Susan M. Sterne, Dr. Kalman J. Cohen, Deborah G. Miller.

Not pictured: Robert B. Mathias.

 ................................................................................

                                A Brief History

[GRAPHIC]

The Sentinel Family of Funds is one of America's oldest fund families. Its largest member, Sentinel Group Funds, Inc., was originally incorporated as Group Securities, Inc. in the state of Delaware on December 3, 1933. Designed as a series type of investment company, its main objectives were to offer shareholders the benefits of "group security investing" along with the ability to invest in individual industries or industrial groups readily and conveniently, each in the form of a single stock.

    Shares of 17 individual classes of stock were first offered to the public at $1.10 per share on January 12, 1934 - virtually at the bottom of the Great Depression.

    Following several additions and deletions, 21 classes of stock were maintained for an extended period of time. Subsequent consolidations, mergers and name changes combined the classes of stock into what are today the two original remaining funds in Sentinel Group Funds, Inc., Sentinel Common Stock Fund and Sentinel Balanced Fund. Sentinel Growth Fund and Sentinel Bond Fund were organized by National Life Insurance Company in 1969 and merged into the Sentinel Group in 1978. Four more additions, Sentinel Government Securities Fund, Sentinel Tax-Free Income Fund, Sentinel High Yield Bond Fund , Sentinel Growth Index Fund and Sentinel Flex Cap Opportunity Fund were introduced on September 2, 1986, October 1, 1990, June 23, 1997, September 10, 1999, and February 25, 2000 respectively.

    In May, 1981, Sentinel Cash Management Fund, Inc. was organized as a no-load money market fund. The "Cash Fund" was also organized as a series fund, and was designed to operate independently of Sentinel Group Funds, Inc., while at the same time sharing the Group's management, distribution, transfer agent and other servicing and administrative arrangements.

    On March 1, 1993, National Life Insurance Company and Provident Mutual
Life Insurance Company of Philadelphia entered into a joint venture arrangement which resulted in the merging of the nine ProvidentMutual Funds into the Sentinel Family of Funds. With the merger, three new classes of stock were added to Sentinel Group Funds, Inc., and a fourth new member of the broader Sentinel Family of Funds was added. The three new members of Sentinel Group Funds, Inc. are Sentinel Small Company Fund, Sentinel World Fund and Sentinel U.S. Treasury Money Market Fund. The fourth new member of the Sentinel Family of Funds is Sentinel Pennsylvania Tax-Free Trust (the "Trust"). The Trust operates as a separate investment company with respect to Sentinel Group Funds, Inc., but shares management, distribution, fund accounting, transfer agent and other arrangements with the Sentinel Group.

     Also on March 1, 1993, Sentinel Cash Management Fund, Inc. was merged into the Sentinel U.S. Treasury Money Market Fund.

    On March 27, 1995, Penn Mutual Life Insurance Company joined National Life Insurance Company and Provident Mutual Life Insurance Company in their mutual fund operation. This resulted in the merging of seven funds of The Independence Capital Group of Funds into Sentinel Group Funds, Inc., and the creation of two new classes of stock - Sentinel New York Tax-Free Income Fund and Sentinel Short Maturity Government Fund.

    Effective April 1, 1996, five Sentinel Funds offered two classes of shares:
Sentinel Small Company, Sentinel World, Sentinel Common Stock, Sentinel Balanced and Sentinel Bond funds. The new class is called "Class B shares" while the original class is called "Class A shares." Sentinel U.S. Treasury Money Market Fund also has Class B shares which are primarily available through exchanges from the other Class B shares. On January 12, 1998 Sentinel Mid Cap Growth also offered Class B shares. Effective May 4, 1998 a third class of shares, Class C shares were offered on the following Funds, Sentinel Common Stock, Sentinel Balanced, Sentinel World and Sentinel High Yield Bond Funds. Also on January 4, 1999 a fourth class of shares, Class D shares were offered on the Sentinel Balanced Fund. Effective March 30, 2000 Class C shares were offered on Sentinel Mid Cap Growth and Sentinel Growth Index Funds. Effective July 9, 2001 Class C shares were offered on Sentinel Small Company Fund.

    The fifteen funds in the Sentinel Family of Funds, which includes the fourteen funds in Sentinel Group Funds, Inc., and the Sentinel Pennsylvania Tax-Free Trust, now represent net assets of $2.8 billion which are managed in approximately 134,000 individual, corporate and institutional accounts for shareholders located across the country and around the world. Shares are distributed by registered representatives and independent broker/dealers through Sentinel Financial Services Company, an affiliate of the partnership between National Life, Provident Mutual and Penn Mutual. Sentinel Advisors Company and Sentinel Administrative Service Company, which are also affiliates of the partnership, provide respective investment management and shareholder services to the funds.

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[GRAPHIC]

Sentinel Funds
Integrity Since 1934


Sentinel Flex Cap Opportunity Fund

Sentinel Small Company Fund

Sentinel Mid Cap Growth Fund

Sentinel World Fund

Sentinel Growth Index Fund

Sentinel Common Stock Fund

Sentinel Balanced Fund

Sentinel High Yield Bond Fund

Sentinel Bond Fund

Sentinel Tax-Free Income Fund

Sentinel New York Tax-Free Income Fund

Sentinel Government Securities Fund

Sentinel Short Maturity Government Fund

Sentinel U.S. Treasury Money Market Fund

Sentinel Pennsylvania Tax-Free Trust

Member of
FORUM for INVESTOR ADVICE
Investment Professionals Helping Investors

This brochure is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

Distributed by
Sentinel Financial Services Company
National Life Drive
Montpelier, Vermont 05604
(800) 233-4332
www.sentinelfunds.com